Exhibit 10.56

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO ITEM 601(b)(10)(iv) WHEREBY CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED: [***]

AMENDMENT NO. 11
TO
THE A320 FAMILY PURCHASE AGREEMENT
Dated as of May 5, 2004
BETWEEN AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.)
AND
SPIRIT AIRLINES, INC.
This Amendment No. 11 to the A320 Family Purchase Agreement dated as of May 5, 2004 (hereinafter referred to as the "Amendment"), is entered into as of December 29, 2011, by and between AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.), organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "Seller") and SPIRIT AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at 2800 Executive Way, Miramar, Florida 33025, U.S.A. (hereinafter referred to as the "Buyer").
WHEREAS, the Buyer and the Seller have entered into an A320 Family Purchase Agreement, dated as of May 5, 2004, relating to the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A319-100 and A321-200 model aircraft, which, together with all Exhibits, Appendices, and Letter Agreements attached thereto and as amended by Amendment No. 1 dated as of December 21, 2004, Amendment No. 2 dated as of April 15, 2005, Amendment No. 3 dated as of June 30, 2005, Amendment No. 4 dated as of October 27, 2006, Amendment No. 5 dated as of March 5, 2007, Amendment No. 6 dated as of March 27, 2007, Amendment No. 7 dated as of June 26, 2007, Amendment No. 8 dated as of February 4, 2008, Amendment No. 9 dated as of June 24, 2008, and Amendment No. 10 dated as of July 12, 2009, is hereinafter called the "Agreement."
WHEREAS, the Seller will sell and the Buyer will purchase seventy-five (75) additional Aircraft made up of thirty (30) A320 Group 3 Aircraft and forty-five (45) A320 NEO Aircraft in accordance with the terms set forth herein.
WHEREAS, the Buyer wishes to exercise its right to convert Additional A319 Firm Aircraft to A320 Group 2 Aircraft.
WHEREAS, the Buyer and the Seller wish to amend certain other terms of the Agreement in consideration of the foregoing.

1
NOW, THEREFORE, IT IS AGREED AS FOLLOWS:
The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms "herein," "hereof," and "hereunder" and words of similar import refer to this Amendment.

1 -	DEFINITIONS

1.1	Clause 0 of the Agreement is amended to either modify or add the terms and corresponding definitions set forth in the following quoted text:
QUOTE
A319 Specification - either (a) the A319 Standard Specification if no SCNs or MSCNs are applicable or (b) if SCNs or MSCNs are issued, the A319 Standard Specification as amended by all applicable SCNs or MSCNs.

A320 Aircraft - the firmly ordered Conversion A320 Aircraft for which the delivery schedule is set forth in Clause 9.1.1.2 hereof, including the A320 Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A320 Propulsion Systems installed thereon upon delivery.
A320 Aircraft Iss. 7 Specification - either (a) the A320 Aircraft Iss. 7 Standard Specification if no SCNs or MSCNs are applicable or (b) if SCNs or MSCNs are issued, the A320 Aircraft Iss. 7 Standard Specification as amended by all applicable SCNs or MSCNs.
A320 Aircraft Iss. 7 Standard Specification - the A320 standard specification document number D.000.02000, Issue 7, dated March 31, 2007, published by the Seller, a copy of which is annexed as Exhibit A-2A hereto.
A320 Aircraft Iss. 8 Specification - either (a) the A320 Aircraft Iss. 8 Standard Specification if no SCNs or MSCNs are applicable or (b) if SCNs or MSCNs are issued, the A320 Aircraft Iss. 8 Standard Specification as amended by all applicable SCNs or MSCNs.
A320 Aircraft Iss. 8 Standard Specification - the A320 standard specification document number D.000.02000, Issue 8, dated June 20, 2011, published by the Seller, a copy of which annexed as Exhibit A-2B hereto.
A320 Family Base Period - as defined in Clause 3.1.1.2.4 herein.
A320 Group 1 Aircraft - any or all of the eight (8) firmly ordered A320-200 model aircraft for which the delivery schedule is set forth in Clause 9.1.1.3 hereof, including the A320 Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A320 Propulsion Systems installed thereon upon delivery.

2
A320 Group 1 Airframe - any A320 Group 1 Aircraft, excluding the A320 Propulsion Systems.
A320 Group 2 Aircraft - any or all of the twenty-four (24) firmly ordered A320-200 model aircraft for which the delivery schedule is set forth in Clause 9.1.1.3 hereof, including the A320 Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A320 Propulsion Systems installed thereon upon delivery.
A320 Group 2 Airframe - any A320 Group 2 Aircraft, excluding the A320 Propulsion Systems.
A320 Group 3 Aircraft - any or all of the thirty (30) firmly ordered A320-200 model aircraft for which the delivery schedule is set forth in Clause 9.1.1.4 hereof, including the A320 Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A320 Propulsion Systems installed thereon upon delivery.
A320 Group 3 Airframe - any A320 Group 3 Aircraft, excluding the Propulsion Systems.
A320 NEO Aircraft - any or all of the forty-five (45) firmly ordered A320-200 model aircraft with the New Engine Option for which the delivery schedule is set forth in Clause 9.1.1.5 hereof, including the A320 NEO Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A320 NEO Propulsion Systems installed thereon upon delivery.
A320 NEO Airframe - any A320 NEO Aircraft, excluding the A320 NEO Propulsion Systems.
A320 NEO Propulsion Systems - as defined in Clause 2.2.2 herein.
A320 Propulsion Systems - the two (2) IAE V2527-A5 powerplants installed on an A320 Aircraft, A320 Group 1 Aircraft, A320 Group 2 Aircraft, or A320 Group 3 Aircraft at Delivery, each composed of the powerplant (as such term is defined in Chapters 70-80 of ATA Specification 100 (Revision 21), but limited to the equipment, components, parts and accessories included in the powerplant, as so defined) that have been sold to the Seller by the Propulsion Systems manufacturer.
A320 Specification - either (a) the A320 Standard Specification if no SCNs or MSCNs are applicable or (b) if SCNs or MSCNs are issued, the A320 Standard Specification as amended by all applicable SCNs or MSCNs.

3
A321 Specification - either (a) the A321 Standard Specification if no SCNs or MSCNs are applicable or (b) if SCNs or MSCNs are issued, the A321 Standard Specification as amended by all applicable SCNs MSCNs.

Aircraft - any or all of the A319 Aircraft, A320 Aircraft, A320 Group 1 Aircraft, A320 Group 2 Aircraft, A320 Group 3 Aircraft, A320 NEO Aircraft and A321 Aircraft to be sold by the Seller and purchased by the Buyer pursuant to this Agreement.
AET - is an acronym for Airbus Equivalent Thrust.
Base Price of the A320 Group 1 Airframe - as defined in Clause 3.1.1.2.4 herein.
Base Price of the A320 Group 2 Airframe - as defined in Clause 3.1.1.2.5 herein.
Base Price of the A320 Group 3 Airframe - as defined in Clause 3.1.1.2.5 herein.
Base Price of the A320 NEO Airframe - as defined in Clause 3.1.1.2.6 herein.
CFMI LEAP-X1A26 Base Price - as defined in Clause 3.1.1.3.4 herein.
CFMI LEAP-X1A26 Reference Price - as defined in Clause 3.1.1.3.4 herein.
CFM International Price Revision Formula - as set forth in Exhibit H-3.
Contractual Definition Freeze - as defined in Clause 2.4.2.
First Quarter or 1st Quarter - January, February and March of any given calendar year.
Fourth Quarter or 4th Quarter - October, November and December of any given calendar year.
Goods and Services - any goods, excluding Aircraft, and services that may be purchased by the Buyer from the Seller or any of its subsidiaries.
Initial Payment 2011 - as defined in Clause 5.3.2 herein.
Irrevocable SCNs -the list of SCNs set forth in Exhibit A-4C that are irrevocably part of the A320 NEO Aircraft.
NEO Inexcusable Delay - as defined in Clause 11.1.4 herein.
NEO Medium Term Notice Inexcusable Delay - as defined in Clause 11.1.5 herein.
NEO Short Term Notice Inexcusable Delay - as defined in Clause 11.1.6 herein.
New Engine Option or NEO - as defined in Clause 2.1.4.1 herein.

4
Propulsion Systems - any A319 Propulsion Systems, A320 Propulsion Systems, A320 NEO Propulsion Systems or A321 Propulsion Systems, as applicable.
Propulsion Systems Manufacturer - International Aero Engines, CFM International or Pratt & Whitney, as applicable.
Propulsion Systems Price Revision Formula - for any of the Propulsion Systems, the applicable price revision formula as set forth in Exhibit H-2, H-3 or H-4.
Propulsion Systems Reference Price - the CFMI LEAP-X1A26 Reference Price or the PW1127G Reference Price, as applicable.
PW1127G Base Price - as defined in Clause 3.1.1.3.5 herein.
PW1127G Reference Price - as defined in Clause 3.1.1.3.5 herein.
PW Price Revision Formula - as set forth in Exhibit H-4.
Quarter - the First Quarter, Second Quarter, Third Quarter or Fourth Quarter.
Ready for Delivery - with respect to any Aircraft, when (i) the Technical Acceptance Process has been successfully completed for such Aircraft and (ii) such Aircraft is eligible to receive an Export Certificate of Airworthiness.
Scheduled Delivery Quarter - as defined in Clause 9.1.1 of the Agreement.
Second Quarter or 2nd Quarter - April, May and June of any given calendar year.
Seller Price Revision Formula 2011 - as set forth in Exhibit G-2.
Specification - either or all of the A319 Specification, the A320 Specification, the A320 Aircraft Iss 7. Specification, the A320 Aircraft Iss. 8 Specification or the A321 Specification, as the context may require.
Standard Specification - any or all of the A319 Standard Specification, the A320 Standard Specification, the A320 Aircraft Iss. 7 Standard Specification and the A320 Aircraft Iss. 8 Standard Specification, as applicable.

Third Quarter or 3rd Quarter - July, August and September of any given calendar year.
UNQUOTE

5

1.2	The defined term "ANACS" is deleted in its entirety and replaced with the quoted text below. For all purposes of the Agreement, the term "ANACS" shall be read as "AACS."
QUOTE
AACS - Airbus Americas Customer Services, Inc., a corporation organized and existing under the laws of Delaware, having an office located at 2550 Wasser Terrace, Suite 9100, Herndon, VA 20170, or any successor thereto.
UNQUOTE

2 -	SALE AND PURCHASE
The Seller shall manufacture, sell and deliver, and the Buyer will purchase from the Seller and take delivery of, seventy-five (75) additional Aircraft made up of all of the A320 Group 3 Aircraft and all of the A320 NEO Aircraft, pursuant to the terms and conditions herein described.

3 -	IRREVOCABLE CONVERSIONS
The parties hereby agree to irrevocably convert the [***] Additional A319 Firm Aircraft [***] to A320 Group 2 Aircraft [***]

4 -	SPECIFICATION

4.1	Clause 2 of the Agreement is deleted in its entirety and replaced with the following quoted text:
QUOTE

2.1	Aircraft Specification

2.1.1	The A319 Aircraft will be manufactured in accordance with the A319 Specification. The A320 Aircraft will be manufactured in accordance with the A320 Specification. The A320 Group 1 Aircraft will be manufactured in accordance with the A320 Aircraft Iss. 7 Specification. The A320 Group 2 Aircraft, A320 Group 3 Aircraft and A320 NEO Aircraft will be manufactured in accordance with the A320 Aircraft Iss. 8 Specification. The A321 Aircraft will be manufactured in accordance with the A321 Specification.

2.1.2	New Engine Option

6

2.1.2.1
The Seller is currently developing a new engine option (the "New Engine Option" or "NEO"), applicable to the A320 family of aircraft. The specification of the A320 NEO Aircraft shall be derived from the current A320 Aircraft Iss. 8 Standard Specification and based on the A320 NEO Propulsion Systems and Sharklets, combined with the required airframe structural adaptations, as well as Aircraft systems and software adaptations required to operate such New Engine Option Aircraft. The foregoing is currently reflected in the Irrevocable SCNs listed in Exhibit A-4C, the implementation of which is hereby irrevocably accepted by the Buyer.

2.1.2.2	The New Engine Option shall modify the design weights of the A320 Aircraft Iss. 8 Standard Specification to reflect [***]. It is agreed and understood that the above design weights may be updated by the Seller up and until the final NEO specification freeze.

2.2	Specification Amendment

The parties understand and agree that the Specification may be further amended following signature of this Agreement in accordance with the terms of this Clause 2.2

2.2.1	Specification Change Notice
The Specifications may be amended by execution by the Buyer and the Seller of a Specification Change Notice (SCN) in substantially the form set out in Exhibit B-1 hereto. An SCN will set out the SCN's effectivity and the particular change to be made to the Specifications and the effect, if any, of such change on design, performance, weight, Delivery Date of the Aircraft affected thereby, interchangeability or replaceability requirements of the Specification and text of the Specification. An SCN may result in an adjustment of the Base Price of the Aircraft, which adjustment if any, will be specified in the SCN.

2.2.2	Development Changes
The Specification may also be amended to incorporate changes deemed necessary by the Seller to improve the Aircraft, prevent delay or ensure compliance with this Agreement ("Development Changes"), as set forth in this Clause 2.2.2.

2.2.2.1	Manufacturer Specification Change Notice
The Specifications may also be amended in writing by the Seller by a Manufacturer's Specification Change Notice (MSCN). Each MSCN will be substantially in the form set out in Exhibit B-2 hereto and will set out the MSCN's effectivity and the particular change to be made to the Specifications and the effect, if any, of such change on design, Base Price of the Aircraft, performance, weight, Delivery Date of the Aircraft affected thereby, interchangeability or replaceability requirements of the Specification and text of the Specification.

7
Except when the MSCN is necessitated by an Aviation Authority directive or by equipment obsolescence, in which case the MSCN shall be accomplished without requiring the Buyer's consent, if the MSCN adversely affects the performance, weight, Base Price of the Aircraft, Delivery Date of the Aircraft affected thereby or the interchangeability or replaceability requirements under the Specification, the Seller shall notify the Buyer of a reasonable period of time during which the Buyer must accept or reject such MSCN. If the Buyer does not notify the Seller of the rejection of the MSCN within such period, the MSCN Shall be deemed accepted by the Buyer and the corresponding modification shall be accomplished.

2.2.2.2	In the event of the Seller revising the Specification to incorporate Development Changes which have no adverse effect on any of the elements as set forth in Clause 2.2.2.1 above, such revision will be performed by the Seller without the Buyer's consent.
In such cases, the Seller will provide to the Buyer the details of all changes in an adapted format and on a regular basis.

2.2.2.3	The Seller is considering turning certain items, which are currently BFE in the Specifications, into Seller furnished equipment, and the parties agree that such BFE items shall be excluded from the provisions of Clauses 2.2.1 and 2.2.2 above and, should they become Seller furnished equipment, shall furthermore be chargeable to the Buyer.

2.3	Propulsion Systems

2.3.1	The Airframe for the A320 Group 1 Aircraft, A320 Group 2 Aircraft and the A320 Group 3 Aircraft will be equipped with a set of two (2) International Aero Engine V2527-A5 Propulsion Systems.

2.3.2	A320 NEO Propulsion Systems

Each A320 NEO Airframe will be equipped with a set of two (2) CFM International LEAP-X1A26 engines, [***] or Pratt & Whitney PW1127G engines [***] (such set, upon selection, an "A320 NEO Propulsion System").

2.3.3	If the Buyer has not selected the A320 NEO Propulsion Systems as of the date of Amendment No. 11 [***].

2.4	Customization Milestones Chart

8

2.4.1
Within a reasonable period following signature of the Agreement, the Seller will provide the Buyer with a customization milestones chart (the "Customization Milestone Chart"), setting out how far in advance of the Scheduled Delivery Month of the Aircraft an SCN must be executed in order to integrate into the Specification any items requested by the Buyer from the Seller's catalogues of Specification change options (the "Option Catalogues").

2.4.2	Contractual Definition Freeze
The Customization Milestone Chart shall in particular define the date(s) by which the contractual definition of the Aircraft must be finalized and all SCNs need to have been executed by the Buyer in order to enable their incorporation into the manufacturing of the Aircraft and Delivery of the Aircraft in the Scheduled Delivery Month. Each such date shall be referred to as a "CDF Date".
UNQUOTE

5 -	DELIVERY
Clause 9.1.1 of the Agreement is deleted in its entirety and replaced with the following quoted text:
QUOTE

9.1.1
Subject to Clauses 2, 7, 8, 10 and 18, the Seller will have the Aircraft Ready for Delivery at the Delivery Location within the following calendar quarters (each a "Scheduled Delivery Quarter") or months (each a "Scheduled Delivery Month").

9.1.1.1	The Scheduled Delivery Months for the A319 Aircraft are as follows:

A319 Aircraft	Quantity	Month	Year	CAC ID No.

A319 Firm Aircraft	1	October	2006	179484
A319 Firm Aircraft	1	October	2006	179485
A319 Firm Aircraft	1	November	2006	179486
A319 Firm Aircraft	1	November	2006	179487
A319 Firm Aircraft	1	December	2006	179488
A319 Firm Aircraft	1	February	2008	179493
A319 Firm Aircraft	1	February	2008	179494

9

9.1.1.2	The Scheduled Delivery Months for the A320 Aircraft are as follows:

A320 Aircraft	Quantity	Month	Year	CAC ID No.

Conversion A320 Aircraft	1	November	2011	179491
Conversion A320 Aircraft	1	December	2011	179492

9.1.1.3	The Scheduled Delivery Months for the A320 Group 1 Aircraft and A320 Group 2 Aircraft are as follows:

Aircraft	Quantity	Month	Year	CAC ID No.

A320 Group 1 Aircraft	1	[***]	[***]	[***]
A320 Group 1 Aircraft	1	[***]	[***]	[***]
A320 Group 1 Aircraft	1	[***]	[***]	[***]
A320 Group 1 Aircraft	1	[***]	[***]	[***]
A320 Group 1 Aircraft	1	[***]	[***]	[***]
A320 Group 1 Aircraft	1	[***]	[***]	[***]
A320 Group 1 Aircraft	1	[***]	[***]	[***]
A320 Group 2 Aircraft	1	[***]	[***]	[***]
A320 Group 2 Aircraft	1	[***]	[***]	[***]
A320 Group 2 Aircraft	1	[***]	[***]	[***]
A320 Group 2 Aircraft	1	[***]	[***]	[***]
A320 Group 2 Aircraft	1	[***]	[***]	[***]
A320 Group 2 Aircraft	1	[***]	[***]	[***]
A320 Group 2 Aircraft	1	[***]	[***]	[***]
A320 Group 2 Aircraft	1	[***]	[***]	[***]
A320 Group 2 Aircraft	1	[***]	[***]	[***]
A320 Group 2 Aircraft	1	[***]	[***]	[***]
A320 Group 2 Aircraft	1	[***]	[***]	[***]
A320 Group 2 Aircraft	1	[***]	[***]	[***]
A320 Group 2 Aircraft	1	[***]	[***]	[***]
A320 Group 2 Aircraft	1	[***]	[***]	[***]

A320 Group 2 Aircraft	1	[***]	[***]	[***]
A320 Group 2 Aircraft	1	[***]	[***]	[***]
A320 Group 2 Aircraft	1	[***]	[***]	[***]
A320 Group 2 Aircraft	1	[***]	[***]	[***]
A320 Group 2 Aircraft	1	[***]	[***]	[***]
A320 Group 2 Aircraft	1	[***]	[***]	[***]
A320 Group 2 Aircraft	1	[***]	[***]	[***]
A320 Group 2 Aircraft	1	[***]	[***]	[***]
A320 Group 2 Aircraft	1	[***]	[***]	[***]
A320 Group 2 Aircraft	1	[***]	[***]	[***]

10

9.1.1.4	The Scheduled Delivery Quarters for the A320 Group 3 Aircraft are as follows:

Aircraft Type	Number of Aircraft	Quarter/Year

A320 Group 3 Aircraft	3	[***]
A320 Group 3 Aircraft	3	[***]
A320 Group 3 Aircraft	2	[***]
A320 Group 3 Aircraft	2	[***]
A320 Group 3 Aircraft	4	[***]
A320 Group 3 Aircraft	4	[***]
A320 Group 3 Aircraft	4	[***]
A320 Group 3 Aircraft	3	[***]
A320 Group 3 Aircraft	5	[***]

9.1.1.5	The Scheduled Delivery Quarters for the A320 NEO Aircraft are as follows:

Aircraft Type	Number of Aircraft	Quarter/Year

A320 NEO Aircraft	1	[***]
A320 NEO Aircraft	2	[***]
A320 NEO Aircraft	1	[***]
A320 NEO Aircraft	2	[***]
A320 NEO Aircraft	3	[***]
A320 NEO Aircraft	3	[***]
A320 NEO Aircraft	3	[***]
A320 NEO Aircraft	4	[***]
A320 NEO Aircraft	3	[***]
A320 NEO Aircraft	3	[***]
A320 NEO Aircraft	3	[***]
A320 NEO Aircraft	4	[***]
A320 NEO Aircraft	3	[***]
A320 NEO Aircraft	3	[***]
A320 NEO Aircraft	3	[***]
A320 NEO Aircraft	4	[***]

9.1.1.6	In respect of each Aircraft for which a Scheduled Delivery Quarter is set forth in Clauses 9.1.1.4 and 9.1.1.5 above, the Seller will communicate to the Buyer the Scheduled Delivery Month [***].
UNQUOTE

11

6 -	PRICE

6.1	New Clauses 3.1.1.2.4, 3.1.1.2.5 and 3.1.1.2.6 are added to the Agreement as set forth in the quoted text below:
QUOTE

3.1.1.2.4	A320 Group 1 Airframe
The "Base Price of the A320 Group 1 Airframe" is the sum of the Base Prices set forth below in (i) and (ii):

(i)	The Base Price of the A320 Group 1 Airframe, as defined in the A320 Aircraft Iss. 7 Standard Specification (excluding Buyer Furnished Equipment and SCNs) including nacelles and thrust reversers, is:
[***]

(ii)	The sum of the base prices of any and all SCNs set forth in Exhibit A-4A hereto, which is:
[***]
The Base Price of the A320 Group 1 Airframe has been established in accordance with the average economic conditions prevailing in December 2009, January 2010, February 2010 and corresponding to a theoretical delivery in January 2011 (the "A320 Family Base Period").

3.1.1.2.5	A320 Group 2 Airframe and A320 Group 3 Airframe
The "Base Price of the A320 Group 2 Airframe" and the "Base Price of the A320 Group 3 Airframe" is the sum of the Base Prices set forth below in (i) and (ii):

(i)	the Base Price of the A320 Group 2 Airframe and the Base Price of the A320 Group 3 Airframe, as defined in the A320 Aircraft Iss. 8 Standard Specification (excluding Buyer Furnished Equipment and SCNs) including nacelles and thrust reversers, is:
[***] and

(ii)	the sum of the base prices of any and all SCNs set forth in Exhibit A-4B is:
[***]
The Base Price of the A320 Group 2 Airframe and the Base Price of the A320 Group 3 Airframe have been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.

3.1.1.2.6	Base Price of the A320 NEO Airframe

12
The "Base Price of the A320 NEO Airframe" is the sum of the following base prices:

(i)	the base price of the A320 NEO Airframe as defined in the A320 Aircraft Iss. 8 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, is:
[***] and

(ii)	the sum of the base prices of any and all SCNs (other than Irrevocable SCNs to the extent included in clause (iii) below) set forth in Exhibit A-4C is:
[***] and

(iii)	the sum of the base prices of the Irrevocable SCNs set forth in Exhibit A-4C is the sum of:

(a)	the base price of the New Engine Option is:

[***] and

(b)	the base price of the Sharklets is:
[***] and

(iv)	the base price of the master charge engine, which is only chargeable in the case of A320 NEO Aircraft equipped with the CFMI LEAP-X1A26 Propulsion System, is:
[***].
The Base Price of the A320 NEO Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.
UNQUOTE

6.2	New Clauses 3.1.1.3.4 and 3.1.1.3.5 are added to the Agreement as set forth in the quoted text below:
QUOTE

3.1.1.3.4	The base price (the "CFMI LEAP-X1A26 Base Price") of a set of two (2) CFM International LEAP-X1A26 engines is:
[***]

13
Said base price has been established in accordance with the delivery conditions prevailing in January 2010 and has been calculated from the reference price (the "CFMI LEAP-X1A26 Reference Price") indicated by the NEO Propulsion System Manufacturer of [***].

3.1.1.3.5	The base price (the "PW1127G Base Price") of a set of two (2) Pratt & Whitney PW1127G engines is:
[***].
Said base price has been established in accordance with the delivery conditions prevailing in January 2010 and has been calculated from the reference price (the "PW1127G Reference Price") indicated by the Propulsion System Manufacturer of [***].

3.1.1.3.6	Notwithstanding the foregoing, the Propulsion Systems Reference Prices correspond to the thrust ratings defined for the respective Propulsion Systems in Clause 2.3.2 and may be revised to reflect thrust rating adjustments upon final NEO specification freeze.
UNQUOTE

6.3	New Clauses 3.2.4 and 3.2.5 are added to the Agreement as set forth in the following quoted text:
QUOTE

3.2.4	The Final Contract Price of an A320 Group 1 Aircraft, A320 Group 2 Aircraft and A320 Group 3 Aircraft will be the sum of:

(i)	the Base Price of the A320 Group 1 Airframe, A320 Group 2 Airframe or A320 Group 3 Airframe, as applicable, as adjusted to the Delivery Date of such Aircraft, in accordance with the Seller Price Revision Formula 2011;

(ii)	the price of any SCNs for the A320 Group 1 Aircraft, A320 Group 2 Aircraft or A320 Group 3 Aircraft, as applicable, entered into after the date of signature of this Agreement, as adjusted to the Delivery Date of such Aircraft, in accordance with the Seller Price Revision Formula 2011;

(iii)	the Reference Price of the A320 Propulsion Systems constituting a part of such A320 Group 1 Aircraft, A320 Group 2 Aircraft or A320 Group 3 Aircraft, as applicable, and as adjusted to the Delivery Date of such Aircraft, in accordance with the Propulsion Systems Price Revision Formula;

14

(iv)	the aggregate of all increases or decreases to the Propulsion Systems Reference Price as agreed in any Specification Change Notice or part thereof applicable to the Propulsion Systems subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Clause 4.2; and

(v)	any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the A320 Group 1 Aircraft, A320 Group 2 Aircraft or A320 Group 3 Aircraft, as applicable.

3.2.5	The Final Contract Price of an A320 NEO Aircraft will be the sum of:

(i)	the Base Price of the A320 NEO Airframe, as adjusted to the Delivery Date of such A320 NEO Aircraft in accordance with the Seller Price Revision Formula 2011;

(ii)	the price of any SCNs for the A320 NEO Aircraft entered into after the date of signature of this Amendment, as adjusted to the Delivery Date of such A320 NEO Aircraft in accordance with the Seller Price Revision Formula 2011;

(iii)	the Propulsion Systems Reference Price, as adjusted to the Delivery Date of such A320 NEO Aircraft in accordance with the relevant Propulsion Systems Price Revision Formula;

(iv)	the aggregate of all increases or decreases to the Propulsion Systems Reference Price as agreed in any Specification Change Notice or part thereof applicable to the Propulsion Systems subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Clause 4.2; and

(v)	any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the A320 NEO Aircraft.
UNQUOTE

6.4	The following exhibits, as set forth in Appendix 1 hereto, are added to the Agreement:

(i)	Exhibit A-2A, A320 Aircraft Iss. 7 Standard Specification,

(ii)	Exhibit A-2B, A320 Aircraft Iss. 8 Standard Specification,

(iii)	Exhibit A-4A, SCNs for A320 Group 1 Aircraft,

15

(iv)	Exhibit A-4B, SCNs for A320 Group 2 Aircraft and A320 Group 3 Aircraft, and

(v)	Exhibit A-4C, SCNs for A320 NEO Aircraft.

7 -	PRICE REVISION

7.1	Clauses 4.1 and 4.2 of the Agreement are deleted in their entirety and replaced by the following quoted text:
QUOTE

4.1	Seller Price Revision Formula

(i)	The Base Prices of the A319 Airframe, A320 Airframe and A321 Airframe as set forth in Clauses 3.1.1.2.1, 3.1.1.2.2, 3.1.1.2.3 and of Specification Change Notices are subject to revision up to and including the Delivery Date, in accordance with the Seller Price Revision Formula.

(ii)	The Base Price of the A320 Group 1 Airframe, the Base Price of the A320 Group 2 Airframe, the Base Price of the A320 Group 3 Airframe and the Base Price of the A320 NEO Airframe as set forth in Clauses 3.1.1.2.4, 3.1.1.2.5, 3.1.1.2.6 and of Specification Change Notices are subject to revision up to and including the Delivery Date, in accordance with the Seller Price Revision Formula 2011.

4.2	Propulsion Systems Price Revision
The Propulsion Systems Reference Price applicable to any of the Propulsion Systems is subject to revision up to and including the applicable Delivery Date in accordance with the applicable Propulsion Systems Price Revision Formula.
UNQUOTE

7.2	The following exhibits, as set forth in Appendix 2 hereto, are added to the Agreement:

(i)	Exhibit G-2, Seller Price Revision Formula 2011,

(ii)	Exhibit H-3, CFM International Price Revision Formula, and

(iii)	Exhibit H-4, PW Price Revision Formula.

16

8 -	CONDITION PRECEDENT
It is a condition precedent to the effectivity of this Amendment that at the time of execution hereof, no event shall have occurred which constitutes a Termination Event under the Agreement.

9 -	EFFECT OF THE AMENDMENT

9.1	The Agreement as amended by this Amendment contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written between the Buyer and the Seller.

9.2	The Agreement will be deemed amended to the extent provided in this Amendment and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

10 -	CONFIDENTIALITY

The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Amendment strictly confidential and are subject to the terms and conditions contained in Clause 22.7 of the Agreement.

11 -	GOVERNING LAW

11.1	THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREIN WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

11.2	IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

12 -	COUNTERPARTS
This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed will be an original, but all such counterparts will together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

17
IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

SPIRIT AIRLINES, INC.		AIRBUS S.A.S.

By:	/s/ David Lancelot	By:	/s/ Christophe Mourey

Its:	Senior VP and Chief Financial Officer	Its:	Senior Vice President Contracts

18
APPENDIX 1

Exhibit A-2A	A320 Aircraft Iss. 7 Standard Specification
Exhibit A-2B	A320 Aircraft Iss. 8 Standard Specification
Exhibit A-4A	SCNs for A320 Group 1 Aircraft
Exhibit A-4B	SCNs for A320 Group 2 Aircraft and A320 Group 3 Aircraft
Exhibit A-4C	SCNs for A320 NEO Aircraft

EXHIBIT A-2A
A320 Aircraft Iss. 7 Standard Specification

EXHIBIT A-2B
A320 Aircraft Iss. 8 Standard Specification

EXHIBIT A-4A

SCNs for A320 Group 1 Aircraft
[***]

EXHIBIT A-4B
SCNs for A320 Group 2 Aircraft and A320 Group 3 Aircraft
[***]

EXHIBIT A-4C
SCNs for A320 NEO Aircraft
[***]

APPENDIX 2

Exhibit G-2	Seller Price Revision Formula 2011
Exhibit H-3	CFM International Price Revision Formula
Exhibit H-4	PW Price Revision Formula

EXHIBIT G-2
SELLER PRICE REVISION FORMULA 2011

1.1	Base Prices
The Base Prices of the Airframes of the applicable Aircraft are as quoted in Clause 3.1 of the Agreement and are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions hereof.

1.2	Base Period
The Base Prices of the Airframes of the applicable Aircraft have been established in accordance with the average economic conditions prevailing in December 2009, January 2010, February 2010 and corresponding to a theoretical delivery in January 2011 as defined by "ECIb" and "ICb" index values indicated hereafter.

1.3	Indexes
Labor Index: "Employment Cost Index for Workers in Aerospace manufacturing" hereinafter referred to as "ECI336411W", quarterly published by the US Department of Labor, Bureau of Labor Statistics, in "NEWS", and found in: Table 9, "WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group", or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS Code 336411, base month and year December 2005 = 100).
The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two (2) preceding months.
Index code for access on the Web site of the US Bureau of Labor Statistics: CIU2023211000000I.
Material Index: "Industrial Commodities" (hereinafter referred to as "IC") as published in "PPI Detailed report" (found in Table 6. "Producer price indexes and percent changes for commodity groupings and individual items not seasonally adjusted" or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).
Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.

1.4	Revision Formula
[***]

1.5	General Provisions

1.5.1	Rounding
The Labor Index average and the Material Index average shall be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.
Each quotient shall be rounded to the nearest then thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.
The final factor shall be rounded to the nearest ten thousandth (4 decimals).
The final price shall be rounded to the nearest whole number (0.5 or more rounded to 1).

1.5.2	Substitution of Indexes for Airbus Price Revision Formula
If,

(i)	the United States Department of Labor substantially revises the methodology of calculation of the Labor Index or the Material Index as used in the Airbus Price Revision Formula, or

(ii)	the United States Department of Labor discontinues, either temporarily or permanently, such Labor Index or such Material Index, or

(iii)	the data samples used to calculate such Labor Index or such Material Index are substantially changed;
AIRBUS shall select a substitute index for inclusion in the Airbus Price Revision Formula (the "Substitute Index").
The Substitute Index shall reflect as closely as possible the actual variance of the Labor Costs or of the material costs used in the calculation of the original Labor Index or Material Index as the case may be.
As a result of the selection of the Substitute Index, AIRBUS shall make an appropriate adjustment to the Airbus Price Revision Formula to combine the successive utilization of the original Labor Index or Material Index (as the case may be) and of the Substitute Index.

1.5.3	Final Index Values
The index values as defined in Paragraph 1.4. hereof shall be considered final and no further adjustment to the basic prices as revised at delivery of the Aircraft shall be made after Aircraft delivery for any subsequent changes in the published index values.

1.5.4	Limitation
[***]

EXHIBIT H-3
CFM INTERNATIONAL PRICE REVISION FORMULA

1.1	Reference Price of the NEO Propulsion Systems
The Reference Prices for a set of two (2) CFM INTERNATIONAL LEAP-X series engines are as set forth in Clause 3.1.1.3 of the Agreement.
These Reference Prices are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of Paragraphs 1.4 and 1.5 hereof.

1.2	Reference Period
These Reference Prices have been established in accordance with the economic conditions prevailing for a theoretical delivery in January 2010 as defined by CFM INTERNATIONAL by the Reference Composite Price Index (CPI) 186.92.

1.3	Indexes
Labor Index: "Employment Cost Index for Workers in Aerospace manufacturing" hereinafter referred to as "ECI336411W", quarterly published by the US Department of Labor, Bureau of Labor Statistics, in "NEWS", and found in: Table 9, "WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group", or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS Code 336411, base month and year December 2005 = 100, hereinafter multiplied by 1.777 and rounded to the first decimal place).
The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two preceding months.
Index code for access on the Web site of the US Bureau of Labor Statistics: CIU2023211000000I
Material Index: "Industrial Commodities" (hereinafter referred to as "IC") as published in "PPI detailed report" (found in Table 6. "Producer price indexes and percent changes for commodity groupings and individual items not seasonally adjusted" or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).
Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.

1.4	Revision Formula
[***]

1.5	General Provisions

1.5.1	Roundings

(i)	The Material Index average (ICn) shall be rounded to the nearest second decimal place and the Labor Index average (ECIn) shall be rounded to the nearest first decimal place.

(ii)	CPIn shall be rounded to the nearest second decimal place.

(iii)	The final factor (CPIn/186.92) shall be rounded to the nearest third decimal place.
If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure. After final computation Pn shall be rounded to the nearest whole number (0.5 rounds to 1).

1.5.2	Final Index Values
The revised Reference Price at the date of Aircraft Delivery shall not be subject to any further adjustments in the indexes.

1.5.3	Interruption of Index Publication
If the US Department of Labor substantially revises the methodology of calculation or discontinues any of these indexes referred to hereabove, AIRBUS shall reflect the substitute for the revised or discontinued index selected by CFM INTERNATIONAL, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.
Appropriate revision of the formula shall be made to accomplish this result.

1.5.4	Annulment of the Formula

Should the above escalation provisions become null and void by action of the US Government, the Reference Price shall be adjusted due to increases in the costs of labor and materiel which have occurred from the period represented by the applicable Reference Composite Price Index to the twelfth (12th) month prior to the scheduled month of Aircraft Delivery.

1.5.5	Limitation
[***]

EXHIBIT H-4
PRATT AND WHITNEY PRICE REVISION FORMULA

1.1	Reference Price of the Propulsion Systems
The Reference Prices for a set of two (2) PRATT AND WHITNEY PW1100G Engines are as set forth in Clause 3.1.1.3 of the Agreement.
These Reference Prices are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

1.2	Base Period
These Reference Prices have been established in accordance with the average economic conditions prevailing in December 2008, January 2009, February 2009 and corresponding to a theoretical delivery in January 2010 as defined by "ECIb", "ICb" and "C10b" index values indicated hereafter.

1.3	Indexes
Labor Index: "Employment Cost Index for Workers in Aerospace manufacturing" hereinafter referred to as "ECI336411W", quarterly published by the US Department of Labor, Bureau of Labor Statistics, in "NEWS", and found in Table 9, "WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group", or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS Code 336411, base month and year December 2005 = 100).
The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two preceding months.
Index code for access on the Web site of the US Bureau of Labor Statistics: CIU2023211000000I.
Material Index: "Industrial Commodities" (hereinafter referred to as "IC") as published in "PPI Detailed Report" (found in Table 6. "Producer Price indexes and percent changes for commodity and service groupings and individual items not seasonally adjusted" or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).
Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15
Metal Index: "Metals and metal products" Code 10" (hereafter referred to as "C10") as published in "PPI Detailed Report" (found in Table 6. "Producer Price indexes and percent changes for commodity and service groupings and individual items not seasonally adjusted" or such other names that may be from time to time used for the publications title and/or table). (Base 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU10.

1.4	Revision Formula
[***]

1.5	General Provisions

1.5.1	Roundings
The Labor Index average, the Material Index average, and the Metal Index average shall be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

Each quotient (ECIn/ECIb), (ICn/ICb) and (C10n/C10b) shall be rounded to the nearest ten-thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.
The final factor shall be rounded to the nearest ten-thousandth (4 decimals).
The final price shall be rounded to the nearest whole number (0.5 or more rounded to 1).

1.5.2	Substitution of Indexes for Price Revision Formula
If:

(i)	the United States Department of Labor substantially revises the methodology of calculation of the Labor Index, the Material Index, or the Metal Index as used in the Price Revision Formula, or

(ii)	the United States Department of Labor discontinues, either temporarily or permanently, such Labor Index, such Material Index, or such Metal Index, or

(iii)	the data samples used to calculate such Labor Index , such Material Index, or such Metal Index are substantially changed;
Pratt and Whitney shall select a substitute index for inclusion in the Price Revision Formula (the "Substitute Index") and AIRBUS shall reflect such Substitute Index.
The Substitute Index shall reflect as closely as possible the actual variance of the labor costs, of the material costs, or of the metal costs used in the calculation of the original Labor Index, Material Index, or Metal Index as the case may be.

As a result of the selection of the Substitute Index, an appropriate adjustment to the Price Revision Formula shall be performed, to combine the successive utilization of the original Labor Index, Material Index or Metal Index (as the case may be) and of the Substitute Index.

1.5.3	Final Index Values
The Index values as defined in Paragraph 1.4 above shall be considered final and no further adjustment to the adjusted Reference Price as revised at Aircraft Delivery (or payment of such revised amounts, as the case may be) shall be respectively made after Aircraft Delivery (or payment of such adjusted amounts, as the case may be) for any subsequent changes in the published Index values.

1.5.4	Limitation
[***]

LETTER AGREEMENT NO. 1
TO
AMENDMENT NO. 11
As of December 29, 2011
Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025
RE: PURCHASE INCENTIVES
Dear Ladies and Gentlemen,
SPIRIT AIRLINES, INC. (the "Buyer") and AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.) (the "Seller") have entered into Amendment No. 11, of even date herewith (the "Amendment"), to the Airbus A320 Family Purchase Agreement dated as of May 5, 2004, as amended from time to time (the "Agreement"), which Agreement covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 to the Amendment (the "Letter Agreement") certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1

1	A320 GROUP 1 AIRCRAFT AND A320 GROUP 2 AIRCRAFT
In respect of each A320 Group 1 Aircraft and A320 Group 2 Aircraft, the Seller will provide to the Buyer the following credits (collectively, the "A320 Aircraft Credit Memoranda"):
[***].
The A320 Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period and will be adjusted in accordance with the Seller Price Revision Formula 2011, as adjusted in accordance with Paragraph 5 of this Letter Agreement.
[***]

1.4	Any and all credit memoranda granted to the Buyer, prior to the date of the Amendment, for the Conversion A320 Aircraft (excluding Conversion A320 Aircraft with CAC ID Numbers 179491 and 179492), and the Converted Additional A320 Aircraft, now A320 Group 1 Aircraft and A320 Group 2 Aircraft, respectively, are hereby cancelled and superseded by the A320 Aircraft Credit Memoranda in Paragraph 1 above.

2	A320 GROUP 3 AIRCRAFT
In respect of each A320 Group 3 Aircraft, the Seller will provide to the Buyer the following credits (collectively, the "A320 Group 3 Aircraft Credit Memoranda"):
[***].
The A320 Group 3 Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period and will be adjusted in accordance with the Seller Price Revision Formula 2011, as adjusted in accordance with Paragraph 5 of this Letter Agreement.
[***]

3	SPECIFICATION CHANGES CREDIT MEMORANDA
[***]

4	A320 NEO AIRCRAFT
A320 NEO Aircraft Credit Memoranda

4.1.1	In respect of each A320 NEO Aircraft, the Seller will provide to the Buyer the following credits (collectively, the "A320 NEO Aircraft Credit Memoranda"):
[***].

2

4.1.2	The A320 NEO Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period and will be adjusted in accordance with the Seller Price Revision Formula 2011, as adjusted in accordance with Paragraph 5 of this Letter Agreement.

4.1.3	[***]
Additional A320 NEO Credit Memorandum

4.1.4	[***]

4.1.5	[***]

5	ESCALATION PROTECTION
[***]
For all purposes of calculating the average annually compounded rates of escalation yielded by the Seller Price Revision Formula 2011, such amounts will be prorated to reflect the actual number of months between the A320 Family Base Period and the month of Aircraft Delivery.

6	SAVE CREDIT
[***]
The Save Credit will be deemed an A320 Group 3 Aircraft Credit Memoranda as set forth in Paragraph 2 of this Letter Agreement.
QUOTE

1.2	Save Credit

1.2.1	[***]

1.2.2	[***]
UNQUOTE

7	ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 20 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 20.3.3 or 20.3.4 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

3

8	CONFIDENTIALITY
The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Letter Agreement strictly confidential and are subject to the terms and conditions contained in Clause 22.7 of the Agreement.

9	GOVERNING LAW
THIS LETTER AGREEMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.
IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

10	COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

4
If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Its:	Senior Vice President Contracts

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By:	/s/ David Lancelot

Its:	Senior VP and Chief Financial Officer

5
LETTER AGREEMENT NO. 2
TO
AMENDMENT NO. 11
As of December 29, 2011
Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025
RE: PAYMENT TERMS
Dear Ladies and Gentlemen,
SPIRIT AIRLINES, INC. (the "Buyer") and AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.) (the "Seller") have entered into Amendment No. 11, of even date herewith (the "Amendment"), to the Airbus A320 Family Purchase Agreement dated as of May 5, 2004, as amended from time to time (the "Agreement"), which Agreement covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 2 to the Amendment (the "Letter Agreement") certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1

1	PAYMENT TERMS

1.1	A new Clause 5.2.2.3 is added to the Agreement as set forth in the quoted text below:

QUOTE

5.2.2.3	The Predelivery Payment Reference Price for the A320 Group 3 Aircraft and the A320 NEO Aircraft is defined as:
[***].
UNQUOTE

1.2	New Clauses 5.2.3 C and 5.2.3 D are added to the Agreement as set forth in the quoted text below:
QUOTE

C.	Predelivery Payments for each A320 Group 3 Aircraft will be paid to the Seller according to the following schedule:

Payment Date		Percentage of Predelivery Payment Reference Price

[***]	[***]	[***]

[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]		[***]

2

D.	Predelivery Payments for each A320 NEO Aircraft will be paid to the Seller according to the following schedule:

Payment Date		Percentage of Predelivery Payment Reference Price

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]		[***]
Until the Buyer notifies the Seller of its NEO Propulsion Systems selection, Predelivery Payments will be calculated [***].
Upon NEO Propulsion System selection, the amount of Predelivery Payments due to the Seller (i) from signature of the Amendment to and including the date the Seller is notified by the Buyer of its selection (the "Selection Date") will be adjusted to reflect the NEO Propulsion System Reference Price of the selected NEO Propulsion System and the Buyer will immediately pay to the Seller any Predelivery Payments that may be due and (ii) from the Selection Date, the amount of Predelivery Payments will be calculated using the NEO Propulsion System Reference Price of the selected NEO Propulsion System.
UNQUOTE

3

1.3	The first Paragraph in Clause 5.3 of the Agreement is renumbered to Clause 5.3.1 and revised to read as follows:
QUOTE

5.3.1	Initial Payment
The Seller acknowledges that it has received from the Buyer the sum of [***] (the "Initial Payment"). [***]
UNQUOTE

1.4	A new Clause 5.3.2 is added to the Agreement as set forth in the quoted text below:
QUOTE

5.3.2	Initial Payment for A320 Group 3 Aircraft and A320 NEO Aircraft
The Seller acknowledges that it has received from the Buyer the sum of [***] per A320 Group 3 Aircraft and A320 NEO Aircraft (the "Initial Payment 2011") for an aggregate total of [***].
UNQUOTE

2	ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 20 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 20.3.3 or 20.3.4 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

3	CONFIDENTIALITY
The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Letter Agreement strictly confidential and are subject to the terms and conditions contained in Clause 22.7 of the Agreement.

4	GOVERNING LAW
THIS LETTER AGREEMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

4
IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

5	COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

5
If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Its:	Senior Vice President Contracts

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By:	/s/ David Lancelot

Its:	Senior VP and Chief Financial Officer

6
LETTER AGREEMENT NO. 3
TO

AMENDMENT NO. 11
As of December 29, 2011
Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025
RE: FLEXIBILITY
Dear Ladies and Gentlemen,
SPIRIT AIRLINES, INC. (the "Buyer") and AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.) (the "Seller") have entered into Amendment No. 11, of even date herewith (the "Amendment"), to the Airbus A320 Family Purchase Agreement dated as of May 5, 2004, as amended from time to time (the "Agreement"), which Agreement covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 3 to the Amendment (the "Letter Agreement") certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1

1	DEFINITIONS

1.1	Clause 0 of the Agreement is amended to add the terms and corresponding definitions set forth in the following quoted text:
QUOTE
A319 Aircraft Iss. 7 Specification - either (a) the A319 Aircraft Iss. 7 Standard Specification if no SCNs or MSCNs are applicable or (b) if SCNs or MSCNs are issued or deemed issued, the A319 Aircraft Iss. 7 Standard Specification as amended by all applicable SCNs and MSCNs.
A319 Aircraft Iss. 7 Standard Specification - the A319 standard specification document number J.000.01000, Issue 7, dated June 20, 2011, published by the Seller, a copy of which annexed as Exhibit A-1A hereto.
A321 Aircraft Iss. 5 Specification - either (a) the A321 Aircraft Iss. 5 Standard Specification if no SCNs or MSCNs are applicable or (b) if SCNs or MSCNs are issued or deemed issued, the A321 Aircraft Iss. 5 Standard Specification as amended by all applicable SCNs and MSCNs.
A321 Aircraft Iss. 5 Standard Specification - the A321 standard specification document number E.000.02000, Issue 5, dated June 20, 2011, published by the Seller, a copy of which annexed as Exhibit A-3A hereto.
A319 NEO Aircraft - any or all of the A320 NEO Aircraft converted to firmly ordered A319-100 model aircraft with the New Engine Option, including the A319 NEO Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A319 NEO Propulsion Systems installed thereon upon Delivery.
A321 NEO Aircraft - any or all of the A320 NEO Aircraft converted to firmly ordered A321-200 model aircraft with the New Engine Option, including the A321 NEO Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A321 NEO Propulsion Systems installed thereon upon Delivery.
A319 NEO Airframe - any A319 NEO Aircraft, excluding the A319 NEO Propulsion Systems.
A321 NEO Airframe - any A321 NEO Aircraft, excluding the A321 NEO Propulsion Systems.
A319 NEO Propulsion Systems - as defined in Clause 2.2.2 herein.

A321 NEO Propulsion Systems - as defined in Clause 2.2.2 herein.

2
Aircraft - any or all of the A319 Aircraft, A319 NEO Aircraft, A320 Aircraft, A320 Group 1 Aircraft, A320 Group 2 Aircraft, A320 Group 3 Aircraft, A320 NEO Aircraft, A321 Aircraft and A321 NEO Aircraft to be sold by the Seller and purchased by the Buyer pursuant to this Agreement.
Base Price of the A319 NEO Airframe - as defined in Clause 3.1.1.2.6 of the Agreement.
Base Price of the A321 NEO Airframe - as defined in Clause 3.1.1.2.7 of the Agreement.
CFMI LEAP-X1A24 Base Price - as defined in Clause 3.1.1.3.6 of the Agreement.
CFMI LEAP-X1A24 Reference Price - as defined in Clause 3.1.1.3.6 of the Agreement.
CFMI LEAP-X1A32 Base Price - as defined in Clause 3.1.1.3.8 of the Agreement.
CFMI LEAP-X1A32 Reference Price - as defined in Clause 3.1.1.3.8 of the Agreement.
Irrevocable SCNs - the list of SCNs set forth in Exhibits A-4C, A-4D and A-4E that are irrevocably part of the A320 NEO Aircraft, A319 NEO Aircraft and A321 NEO Aircraft, respectively.
NEO Aircraft - any or all of the A319 NEO Aircraft, A320 NEO Aircraft and A321 NEO Aircraft.
Propulsion Systems - any A319 Propulsion Systems, A319 NEO Propulsion Systems, A320 Propulsion Systems, A320 NEO Propulsion Systems, A321 Propulsion Systems or A321 NEO Propulsion Systems, as applicable.
Propulsion Systems Reference Price - the CFMI LEAP-X1A24 Reference Price, the CFMI LEAP-X1A26 Reference Price, the CFMI LEAP-X1A32 Reference Price, the PW1124G Reference Price, the PW1127G Reference Price or the PW1133G Reference Price, as applicable.
PW1124G Base Price - as defined in Clause 3.1.1.3.7 of the Agreement.
PW1124G Reference Price - as defined in Clause 3.1.1.3.7 of the Agreement.
PW1133G Base Price - as defined in Clause 3.1.1.3.9 of the Agreement.
PW1133G Reference Price - as defined in Clause 3.1.1.3.9 of the Agreement.
Specification - either or all of the A319 Specification, A319 Aircraft Iss. 7 Specification, A320 Specification, A320 Aircraft Iss. 8 Specification, the A321 Specification and the A321 Aircraft Iss. 5 Specification, as the context may require.

3
Standard Specification - any or all of the A319 Standard Specification, the A319 Aircraft Iss. 7 Standard Specification, the A320 Standard Specification, the A320 Aircraft Iss. 7 Standard Specification, the A320 Aircraft Iss. 8 Standard Specification, A321 Standard Specification and the A321 Aircraft Iss. 5 Standard Specification, as applicable.
UNQUOTE

1.2	For all purposes of this Letter Agreement and the Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following terms will have the following meanings:
[***]
[***]
[***]
[***]

2	FLEXIBILITY

2.1	Conversion Right on A320 NEO Aircraft

2.1.1	[***]

2.1.2	NEO Conversion Right Exercise

[***]

2.2	Specification Matters Related to Converted A320 NEO Aircraft

2.2.1	Clause 2.1.1 of the Agreement is deleted in its entirety and replaced with the following quoted text:
QUOTE

2.1.1	The Aircraft will be manufactured in accordance with the following Specifications:

Aircraft	Specification

A319 Aircraft	A319 Specification
A319 NEO Aircraft	A319 Aircraft Iss. 7 Specification
A320 Aircraft	A320 Specification
A320 Group 1 Aircraft	A320 Aircraft Iss. 7 Specification
A320 Group 2 Aircraft, A320 Group 3 Aircraft, and A320 NEO Aircraft	A320 Aircraft Iss. 8 Specification
A321 Aircraft	A321 Aircraft
A321 NEO Aircraft	A321 Aircraft Iss. 5 Specification

4
UNQUOTE

2.2.2	Clause 2.1.2 of the Agreement is deleted in its entirety and replaced by the quoted text below:
QUOTE

2.1.2	New Engine Option

2.1.2.1	The Seller is currently developing a new engine option (the "New Engine Option" or "NEO"), applicable to the A319/A320/A321 aircraft. The specification of the:

(i)	A319 NEO Aircraft shall be derived from the A319 Aircraft Iss. 7 Standard Specification and based on the A319 NEO Propulsion Systems,

(ii)	A320 NEO Aircraft shall be derived from the A320 Aircraft Iss. 8 Standard Specification and based on the A320 NEO Propulsion Systems, and

(iii)	A321 NEO Aircraft shall be derived from the A321 Aircraft Iss. 5 Standard Specification and based on the A321 NEO Propulsion Systems.
In addition, each such specification shall also include Sharklets, required airframe structural adaptations and Aircraft systems and software adaptations required to operate such New Engine Option Aircraft. The foregoing is currently reflected in the Irrevocable SCNs listed in Exhibits A-4C, A-4D and A-4E, the implementation of which is hereby irrevocably accepted by the Buyer.

2.1.2.2	The New Engine Option shall modify the design weights of the NEO aircraft as follows:

Aircraft	[***]	[***]	[***]
A319 NEO Aircraft	[***]	[***]	[***]
A320 NEO Aircraft	[***]	[***]	[***]
A321 NEO Aircraft	[***]	[***]	[***]
It is agreed and understood that the above [***] may be updated upon final NEO specification freeze.
UNQUOTE

5

2.2.3	Clause 2.3.2 of the Agreement is deleted in its entirety and replaced by the quoted the below:
QUOTE

2.3.2	NEO Propulsion Systems

(i)
Each A319 NEO Airframe will be equipped with a set of two CFM International LEAP-X1A24 engines, [***] or Pratt & Whitney PW1124G engines [***] (such set, upon selection, an "A319 NEO Propulsion System").

(ii)
Each A320 NEO Airframe will be equipped with a set of two CFM International LEAP-X1A26 engines, [***] or Pratt & Whitney PW1127G engines [***] (such set, upon selection, an "A320 NEO Propulsion System").

(iii)
Each A321 NEO Airframe will be equipped with a set of two CFM International LEAP-X1A32 engines, [***] or Pratt & Whitney PW1133G engines, [***] (such set, upon selection, an "A321 NEO Propulsion System").

UNQUOTE

2.2.4	The following exhibits, set forth in Appendix 1 hereto, are added to the Agreement:

(i)	Exhibit A-1A, A319 Aircraft Iss. 7 Standard Specification,

(ii)	Exhibit A-3A, A321 Aircraft Iss. 5 Standard Specification,

(iii)	Exhibit A-4D, SCNs for A319 NEO Aircraft, and

(iv)	Exhibit A-4E, SCNs for A321 NEO Aircraft.

2.3	A319 NEO Aircraft Matters

2.3.1	Base Price of the A319 NEO Airframe
A new Clause 3.1.1.2.6 is added to the Agreement as set forth in the quoted text below:
QUOTE

3.1.1.2.6	The "Base Price of the A319 NEO Airframe" is the sum of the following base prices:

(i)	the base price of the A319 NEO Airframe as defined in the A319 Aircraft Iss. 7 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, is:
[***] and

6

(ii)	the sum of the base prices of any and all SCNs (other than Irrevocable SCNs to the extent included in clause (iii) below) set forth in Exhibit A-4D is:
[***] and

(iii)	the sum of the base prices of the Irrevocable SCNs set forth in Exhibit A-4D is the sum of:

(a)	the base price of the New Engine Option is:
[***] and

(b)	the base price of the Sharklets is:
[***] and

(iv)	the base price of the Master Charge Engine, which is only chargeable in the case of A319 NEO Aircraft equipped with the CFMI LEAP-X1A24 Propulsion System, is:
[***].
The Base Price of the A319 NEO Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.
UNQUOTE

2.3.2	New Clauses 3.1.1.3.7, 3.1.1.3.8 and 3.1.1.3.9 are added to the Agreement as set forth in the quoted text below:
QUOTE

3.1.1.3.7	The base price (the "CFMI LEAP-X1A24 Base Price") of a set of two (2) CFM International LEAP-X1A24 engines is:
[***].
Said base price has been established in accordance with the delivery conditions prevailing in January 2010 and has been calculated from the reference price (the "CFMI LEAP-X1A24 Reference Price") indicated by the NEO Propulsion System Manufacturer of [***].

7

3.1.1.3.8	The base price (the "PW1124G Base Price") of a set of two (2) Pratt & Whitney PW1124G engines is:
[***].
Said base price has been established in accordance with the delivery conditions prevailing in January 2010 and has been calculated from the reference price (the "PW1124G Reference Price") indicated by the Propulsion System Manufacturer of [***].

3.1.1.3.9	Notwithstanding the foregoing, the Propulsion Systems Reference Prices correspond to the thrust ratings defined for the respective Propulsion Systems in Clause 2.3.2 and may be revised to reflect thrust rating adjustments upon final NEO specification freeze.
UNQUOTE

2.3.3	A new Clause 3.5.5 is added to the Agreement as set forth in the quoted text below:
QUOTE

3.5.5	A319 NEO Aircraft Final Contract Price
The Final Contract Price of an A319 NEO Aircraft will be the sum of:

(i)	the Base Price of the A319 NEO Airframe, as adjusted to the Delivery Date of such A319 NEO Aircraft in accordance with the Seller Price Revision Formula 2011;

(ii)	the price of any SCNs for the A319 NEO Aircraft entered into after the date of signature of this Amendment, as adjusted to the Delivery Date of such A319 NEO Aircraft in accordance with the Seller Price Revision Formula 2011;

(iii)	the Propulsion Systems Reference Price, as adjusted to the Delivery Date of such A319 NEO Aircraft in accordance with the relevant Propulsion Systems Price Revision Formula;

(iv)	the aggregate of all increases or decreases to the Propulsion Systems Reference Price as agreed in any Specification Change Notice or part thereof applicable to the A319 NEO Propulsion Systems subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Clause 4.2; and

8

(v)	any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the A319 NEO Aircraft.
UNQUOTE

2.3.4	A319 NEO Aircraft Credit Memoranda

2.3.4.1	In respect of each A319 NEO Aircraft, the Seller will provide to the Buyer the following credits (collectively, the "A319 NEO Aircraft Credit Memoranda"):
[***]

2.3.4.2	The A319 NEO Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period and will be adjusted in accordance with the Seller Price Revision Formula 2011, as adjusted in accordance with Paragraph 5 of Letter Agreement No. 1 to the Amendment.

2.3.4.3	[***]

2.3.5	Additional A319 NEO Aircraft Credits
[***]

2.3.6	A319 NEO Aircraft Seller Price Revision Formula
The Base Prices of the A319 NEO Airframe as set forth in Paragraph 2.3.1 herein are subject to revision up to and including the Delivery Date, in accordance with the Seller Price Revision Formula 2011, as adjusted in accordance with Paragraph 5 of Letter Agreement No. 1 to the Amendment.

2.3.7	A319 NEO Aircraft Predelivery Payments
Predelivery Payments for the A319 NEO Aircraft will be paid by the Buyer to the Seller in accordance with the schedule set forth in Clause 5.2.3 D of the Agreement.

2.4	Matters Related to A321 NEO Aircraft

2.4.1	A new Clause 3.1.1.2.7 is added to the Agreement as set forth in the quoted text below:

QUOTE

3.1.1.2.7	Base Price of the A321 NEO Airframe
The "Base Price of the A321 NEO Airframe" is the sum of the following base prices:

(i)	the base price of the A321 NEO Airframe as defined in the A321 Aircraft Iss. 5 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, is:
[***] and

9

(ii)	the sum of the base prices of any and all SCNs (other than Irrevocable SCNs to the extent included in clause (iii) below) set forth in Exhibit A-4E is:
[***] and

(iii)	the sum of the base prices of the Irrevocable SCNs set forth in Exhibit A-4E is the sum of:

(a)	the base price of the New Engine Option is:
[***] and

(b)	the base price of the Sharklets is:
[***] and

(iv)	the base price of the Master Charge Engine, which is only chargeable in the case of A321 NEO Aircraft equipped with the CFMI LEAP-X1A32 Propulsion System, is:
[***].
The Base Price of the A321 NEO Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.
UNQUOTE

2.4.2	New Clauses 3.1.1.3.10, 3.1.1.3.11 and 3.1.1.3.12 are added to the Agreement as set forth in the quoted text below:
QUOTE

3.1.1.3.10	The base price (the "CFMI LEAP-X1A32 Base Price") of a set of two (2) CFM International LEAP-X1A32 engines:
[***].
Said base price has been established in accordance with the delivery conditions prevailing in January 2010 and has been calculated from the reference price (the "CFMI LEAP-X1A32 Reference Price") is indicated by the NEO Propulsion System Manufacturer of [***].

10

3.1.1.3.11	The base price (the "PW1133G Base Price") of a set of two (2) Pratt & Whitney PW1133G engines is:
[***].
Said base price has been established in accordance with the delivery conditions prevailing in January 2010 and has been calculated from the reference price (the "PW1133G Reference Price") indicated by the Propulsion System Manufacturer of [***].

3.1.1.3.12	Notwithstanding the foregoing, the Propulsion Systems Reference Prices correspond to the thrust ratings defined for the respective Propulsion Systems in Clause 2.3.2 and may be revised to reflect thrust rating adjustments upon final NEO specification freeze.
UNQUOTE

2.4.3	A new Clause 3.5.6 is added to the Agreement as set forth in the quoted text below:
QUOTE

3.5.6	A321 NEO Aircraft Final Contract Price
The Final Contract Price of an A321 NEO Aircraft will be the sum of:

(i)	the Base Price of the A321 NEO Airframe, as adjusted to the Delivery Date of such A321 NEO Aircraft in accordance with the Seller Price Revision Formula 2011;

(ii)	the price of any SCNs for the A321 NEO Aircraft entered into after the date of signature of this Amendment, as adjusted to the Delivery Date of such A321 NEO Aircraft in accordance with the Seller Price Revision Formula 2011;

(iii)	the Propulsion Systems Reference Price, as adjusted to the Delivery Date of such A321 NEO Aircraft in accordance with the relevant Propulsion Systems Price Revision Formula;

(iv)	the aggregate of all increases or decreases to the Propulsion Systems Reference Price as agreed in any Specification Change Notice or part thereof applicable to the A321 NEO Propulsion Systems subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Clause 4.2; and

11

(v)	any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the A321 NEO Aircraft.
UNQUOTE

2.4.4	A321 NEO Aircraft Credit Memoranda

2.4.4.1	In respect of each A321 NEO Aircraft, the Seller will provide to the Buyer the following credits (collectively, the "A321 NEO Aircraft Credit Memoranda"):
[***].

2.4.4.2	The A321 NEO Aircraft Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period and will be adjusted in accordance with the Seller Price Revision Formula 2011, as adjusted in accordance with Paragraph 5 of Letter Agreement No. 1 to the Amendment.

2.4.4.3	[***]

2.4.5	Additional A321 NEO Credit Memoranda
[***]

2.4.6	A321 NEO Aircraft Seller Price Revision Formula
The Base Prices of the A321 NEO Airframe as set forth in Paragraph 2.4.1 herein are subject to revision up to and including the Delivery Date, in accordance with the Seller Price Revision Formula 2011, as adjusted in accordance with Paragraph 5 of Letter Agreement No. 1 to the Amendment.

2.4.7	A321 NEO Aircraft Predelivery Payments
Predelivery Payments for the A321 NEO Aircraft will be paid by the Buyer to the Seller in accordance with the schedule set forth in Clause 5.2.3 D of the Agreement.

3	[***] RIGHTS

3.1	Buyer's [***] Right
[***]

3.2	Seller's NEO Aircraft [***] Rights
[***]

12

4	SCHEDULED DELIVERY MONTH
[***]

5	ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 20 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 20.3.3 or 20.3.4 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

6	CONFIDENTIALITY
The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Letter Agreement strictly confidential and are subject to the terms and conditions contained in Clause 22.7 of the Agreement.

7	GOVERNING LAW
THIS LETTER AGREEMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.
IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

8	COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

13
If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Its:	Senior Vice President Contracts

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By:	/s/ David Lancelot

Its:	Senior VP and Chief Financial Officer

14
EXHIBIT A-1A
A319 Aircraft Iss. 7 Standard Specification,

EXHIBIT A-3A
A321 Aircraft Iss. 5 Standard Specification

EXHIBIT A-4D
SCNs for A319 NEO Aircraft
[***]

EXHIBIT A-4E
SCNs for A321 NEO Aircraft
[***]

LETTER AGREEMENT NO. 4
TO
AMENDMENT NO. 11
As of December 29, 2011
Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

RE:	SPECIAL MATTERS
Dear Ladies and Gentlemen,
SPIRIT AIRLINES, INC. (the "Buyer") and AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.) (the "Seller") have entered into Amendment No. 11, of even date herewith (the "Amendment"), to the Airbus A320 Family Purchase Agreement dated as of May 5, 2004, as amended from time to time (the "Agreement"), which Agreement covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 4 to the Amendment (the "Letter Agreement") certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1

1	AIRCRAFT NON-DELIVERY
[***]

2	BACKLOG AIRCRAFT
[***]

3	ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 20 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 20.3.3 or 20.3.4 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

4	CONFIDENTIALITY
The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Letter Agreement strictly confidential and are subject to the terms and conditions contained in Clause 22.7 of the Agreement.

5	GOVERNING LAW
THIS LETTER AGREEMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.
IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

6	COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

2
If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Its:	Senior Vice President Contracts

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By:	/s/ David Lancelot

Its:	Senior VP and Chief Financial Officer

3
LETTER AGREEMENT NO. 5
TO
AMENDMENT NO. 11
As of December 29, 2011
Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

RE:	SUPPORT MATTERS
Dear Ladies and Gentlemen,
SPIRIT AIRLINES, INC. (the "Buyer") and AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.) (the "Seller") have entered into Amendment No. 11, of even date herewith (the "Amendment"), to the Airbus A320 Family Purchase Agreement dated as of May 5, 2004, as amended from time to time (the "Agreement"), which Agreement covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 5 to the Amendment (the "Letter Agreement") certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1

1	SCOPE
Except as set forth in this Letter Agreement, the terms of Letter Agreement No. 5 to the Agreement do not apply to the A320 Group 1 Aircraft, A320 Group 2 Aircraft, A320 Group 3 Aircraft or the NEO Aircraft.

2	CLAUSE 12 - WARRANTY
Clause 12.1.3 of the Agreement is deleted in its entirety and replaced with the following quoted text:
QUOTE

12.1.3	Warranty Periods

(i)
With respect to the A319 Aircraft, A320 Aircraft, A320 Group 1 Aircraft, A320 Group 2 Aircraft and A321 Aircraft, the warranties described in Clauses 12.1.1 and 12.1.2 hereinabove will be limited to those defects that become apparent within [***] after Delivery of such affected A319 Aircraft, A320 Aircraft, A320 Group 1 Aircraft, A320 Group 2 Aircraft or A321 Aircraft (the "Standard Warranty Period").

(ii)
With respect to the A320 Group 3 Aircraft and NEO Aircraft, the warranties described in Clauses 12.1.1 and 12.1.2 hereinabove will be limited to those defects that become apparent within [***] after Delivery of such affected A320 Group 3 Aircraft or NEO Aircraft (the "[***] Warranty Period").

For all purposes of the Agreement, the term "Warranty Period" will be a reference to either the Standard Warranty Period or the [***] Warranty Period, as applicable to the affected Aircraft.
UNQUOTE

3	CLAUSE 14 - TECHNICAL DATA

3.1	Clause 14.4 of the Agreement is deleted in its entirety and replaced with the following quoted text:
QUOTE

14.4	Delivery

14.4.1	For Technical Data provided off-line, such Technical Data and corresponding revisions will be sent to up to two (2) addresses as indicated by the Buyer.

2

14.4.2	Technical Data provided off-line will be delivered by the Seller at the Buyer's named place of destination under DDU conditions. For purposes of this Agreement, "DDU" and "Delivery Duty Unpaid" have the meaning ascribed thereto in Publication n° 560 of the International Chamber of Commerce, published in January 2000.
The Technical Data will be delivered according to a mutually agreed schedule to correspond with the Deliveries of Aircraft. The Buyer will provide no less than [***] notice when requesting a change to such delivery schedule.

14.4.4	It will be the responsibility of the Buyer to coordinate and satisfy Aviation Authorities' requirements with respect to Technical Data. Notwithstanding the foregoing, and in agreement with the relevant Aviation Authorities, preference will be given to the on-line access to such Buyer's Technical Data through the Airbus customer portal "AirbusWorld".
UNQUOTE

3.2	Clause 14.5 of the Agreement is deleted in its entirety and replaced with the following quoted text:
QUOTE
Revision service for the Aircraft will be offered [***]. Thereafter, revision service will be provided in accordance with the terms and conditions found in the then-current Customer Services Catalog.
UNQUOTE

3.3	Clause 14.8 of the Agreement is amended to (i) number the first paragraph as 14.8.1 and (b) add a new Clause 14.8.2 as set forth in the quoted text below:
QUOTE

14.8.2	[***]
UNQUOTE

3.4	Paragraph 13 of Letter Agreement No. 5 to the Agreement, which was added to the Agreement pursuant to Paragraph 3 of Letter Agreement No. 1 to Amendment No. 4 to the Agreement, is deleted in its entirety and replaced with the following quoted text:
QUOTE

3

13.	The Software License for use of the ADOC engineering job card production package, content and revision management package and consultation package will be granted [***] to the Buyer for the A319 Aircraft, A320 Aircraft, A320 Group 1 Aircraft and A320 Group 2 Aircraft [***].
UNQUOTE

4	CLAUSE 15 - SELLER REPRESENTATIVES
Clause 15.1.1 of the Agreement is amended by inserting the following quoted text immediately after the period at the end thereof:
QUOTE
[***]
UNQUOTE

5	CLAUSE 16 - TRAINING AND TRAINING AIDS

5.1	Clause 16.4.3 of the Agreement is deleted in its entirety and replaced by the following quoted text:
QUOTE

16.4.3	Should the Buyer decide to cancel or reschedule a training course, fully or partially, and irrespective of the location of the training, a minimum advance notification of at least [***] prior to the relevant training course start date is required.
If the notification occurs [***] prior to such training, the Seller will [***] allocate such training to another customer. When such courses cannot be reallocated, a cancellation fee corresponding to [***] of such training will be, as applicable, either deducted from the training allowances defined in Appendix A and Appendix A-1 to this Clause 16, as applicable, or invoiced at the Seller's then applicable price.
If the notification occurs [***] prior to such training, a cancellation fee corresponding to [***] of such training will be, as applicable, either deducted from the training allowances defined in Appendix A or Appendix A-1 to this Clause 16, as applicable, or invoiced at the Seller's then applicable price.
UNQUOTE

5.2	Clause 16.4 of the Agreement is amended by inserting the following quoted text immediately after the period at the end thereof:
QUOTE

4

16.4.5	Should the Buyer wish to exchange any of the training courses provided under Appendix A or Appendix A-1 to this Clause 16, the Buyer will place a request for exchange to this effect with the Seller. The Buyer may exchange, subject to the Seller's confirmation, such training allowances as follows:

(i)	flight operations training courses listed under Paragraph 1 of Appendix A and Appendix A-1 to this Clause 16 may be exchanged for any flight operations training courses described in the Seller's Customer Services Catalog current at the time of the Buyer's request,

(ii)	maintenance training courses listed under Paragraph 3 of Appendix A and Appendix A-1 to this Clause 16 may be exchanged for any maintenance training courses described in the Seller's Customer Services Catalog current at the time of the Buyer's request, and

(iii)	should any one of the allowances granted thereunder (flight operations or maintenance) have been fully drawn upon, the Buyer will be entitled to exchange flight operations or maintenance training courses as needed against the remaining allowances.
The exchange value will be based on the Seller's "Training Course Exchange Matrix" applicable at the time of the Buyer's request and which will be provided to the Buyer at such time.
[***]
It is understood that the above provisions will apply to the extent that training allowances granted under Appendix A and Appendix A-1 to this Clause 16 remain in credit to the full extent necessary to perform the exchange.
All requests to exchange training courses will be submitted by the Buyer with a minimum of [***] prior written notice and upon receipt of such notice, the Seller will reply to the Buyer's request in writing within [***]. The requested training will be subject to the Seller's then existing planning constraints.

5

16.4.6	Should the Buyer use none or only part of the training to be provided pursuant to this Clause 16, no compensation or credit of any nature will be provided.
UNQUOTE

5.3	Clause 16.10.1 of the Agreement is deleted in its entirety and replaced by the following quoted text:
QUOTE

16.10.1	The Seller will provide to the Buyer the Airbus Computer Based Training and training aids, similar to those used in the Seller's Training Centers, at no additional cost to the Buyer as defined in Appendix A to this Clause 16.
The Airbus CBT System and training aids supplied to the Buyer will be similar to those used at the Seller's Training Centers for training provided for the Buyer. The Airbus CBT System in use at the Seller's Training Center may be revised on a regular basis and such revisions, if any, will be provided to the Buyer at no additional cost during the period when training courses provided under this Clause 16 are performed for the Buyer or up to December 31, 2018, whichever occurs first.
UNQUOTE

5.4	Paragraph 4 of Appendix A to Clause 16 to the Agreement is deleted in its entirety and replaced by the following quoted text:
QUOTE

4	The Seller will provide to the Buyer [***] "Airbus CBT Systems," defined in Clause 2.1.3 of Appendix C to Clause 16, related to the Aircraft. The Seller will, through December 31, 2018, provide at no additional cost to the Buyer revision service, which includes updates and software evolutions to the courseware in Clause 4.1 below when developed by the Manufacturer.
UNQUOTE

5.5	A new Appendix A-1 to Clause 16 is added to the Agreement as set forth in Exhibit 1 hereto.

6	SPARE PARTS PROCUREMENT

6.1	Paragraph 2.3 of Letter Agreement No. 1 to the Agreement is deleted in its entirety and replaced with the following quoted text:
QUOTE

6

2.3	Pre-Provisioning Meeting

2.3.1
The Seller shall organize a pre-provisioning meeting at AACS Spares Center or at the Airbus Material Center in Hamburg, Germany, or any other location as may be mutually agreed upon, for the purpose of defining an acceptable schedule and working procedure for the preparation of the initial issue of the Provisioning Data and the Initial Provisioning Conference (the "Pre-Provisioning Meeting").

During the Pre-Provisioning Meeting, the Seller shall familiarize the Buyer with the provisioning processes, methods and formulae of calculation and documentation.

2.3.2	The Pre-Provisioning Meeting shall take place on an agreed date that is no later than nine (9) months prior to Scheduled Delivery Month of the first A320 Group 3 Aircraft. The date of the meeting shall be mutually agreed upon, allowing a minimum preparation time of eight (8) weeks for the Initial Provisioning Conference.
UNQUOTE

6.2	The Buyer acknowledges and agrees (i) the Seller's obligation to deliver initial provisioning training pursuant to Paragraph 2.4 of Letter Agreement No. 1 to the Agreement has been fulfilled and (ii) initial provisioning training requested by the Buyer after the date of this Letter Agreement will be provided in accordance with the terms and conditions found in the then-current Customer Services Catalog at the time of the Buyer's request.

6.3	Paragraph 2.5 of Letter Agreement No. 1 to the Agreement is deleted in its entirety and replaced with the following quoted text:
QUOTE

2.5	Initial Provisioning Conference
The Seller shall organize an initial provisioning conference at the AACS Spares Center or at the Airbus Material Center in Hamburg, Germany (the "Initial Provisioning Conference"), the purpose of which shall be to define the agreed material scope and working procedures to accomplish the initial provisioning of Material (the "Initial Provisioning").
The Initial Provisioning Conference shall take place at the earliest eight (8) weeks after Aircraft Manufacturer Serial Number allocation or Contractual Definition Freeze, whichever occurs last, and latest [***] before the Scheduled Delivery Month of the first A320 Group 3 Aircraft.

7
UNQUOTE

6.4	Paragraphs 12.1, 12.2, 12.3 and 12.4 of Letter Agreement No. 1 to the Agreement are deleted in their entirety and replaced with the following quoted text:
QUOTE

12.1	OTHER MATERIAL SUPPORT
As of the date hereof, the Seller currently offers various types of parts support through the Customer Services Catalog on the terms and conditions set forth therein from time to time, including, but not limited to the lease of certain Seller Parts, the repair of Seller Parts and the sale or lease of ground support equipment and specific-to-type tools.

In the event of any inconsistency between the terms set forth in the Customer Services Catalog and the terms contained in Sections 12.5 through and including 12.10 of this Paragraph 12, in each such case the terms set forth in such Sections 12.5 through and including 12.10 will prevail.
With respect to Sections 12.5 through and including 12.10 of this Paragraph 12, the following terms shall have the following meaning:
Lease - means the relevant lease document evidencing the lease of Leased Parts pursuant to this Paragraph 12;
Leased Parts - means the Parts listed in Appendix "A" to this Paragraph 12;
Lease Term - means the term commencing on the date of receipt of the Leased Part by the Lessee or its agent at the Lessor's facility and ending on the date on which such Leased Part is returned to the Lessor;
Lessee - means the Buyer; and
Lessor - means the Seller.

12.2	INTENTIONALLY LEFT BLANK

12.3	INTENTIONALLY LEFT BLANK

12.4	INTENTIONALLY LEFT BLANK
UNQUOTE

8

7	PRODUCT SUPPORT MATTERS

7.1	Paragraph 3.2 of Letter Agreement No. 5 to the Agreement is deleted in its entirety and replaced by the following quoted text:
QUOTE

3.2	[***]
UNQUOTE

7.2	Service Life Policy Extension
Paragraph 8 of Letter Agreement No. 5 to the Agreement, which is repeated in the quoted text below for ease of reference, applies to the A320 Group 3 Aircraft and NEO Aircraft.
QUOTE

8.	[***]
UNQUOTE

8	GOODS AND SERVICES CREDIT MEMORANDUM

8.1
In respect of each A320 Group 3 Aircraft and NEO Aircraft, the Seller will provide to the Buyer upon Delivery of each such Aircraft the following credit memorandum (the "Goods and Services Credit Memoranda"):

[***].
The Goods and Services Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period and will be adjusted in accordance with the Seller Price Revision Formula 2011, as adjusted in accordance with Paragraph 5 of Letter Agreement No. 1 to the Amendment.

8.2	[***]

9

9	ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 20 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 20.3.3 or 20.3.4 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

10	CONFIDENTIALITY
The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Letter Agreement strictly confidential and are subject to the terms and conditions contained in Clause 22.7 of the Agreement.

11	GOVERNING LAW
THIS LETTER AGREEMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.
IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

12	COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

10
If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Its:	Senior Vice President Contracts

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By:	/s/ David Lancelot

Its:	Senior VP and Chief Financial Officer

11
APPENDIX "A-1" TO CLAUSE 16

TRAINING ALLOWANCES
For the avoidance of doubt, all quantities indicated below are the total quantities granted for the whole of the Buyer's fleet of seventy-five (75) additional Aircraft made up of thirty (30) A320 Group 3 Aircraft and forty-five (45) A320 NEO Aircraft, unless otherwise specified. For the purposes of this Appendix A-1, the defined term "Aircraft" is limited to the thirty (30) A320 Group 3 Aircraft and forty-five (45) A320 NEO Aircraft.
The contractual training courses defined in this Appendix A-1 will be provided up to [***] after Delivery of the last firmly ordered Aircraft delivered under this Agreement.
Notwithstanding the above, flight operations training courses granted per firmly ordered Aircraft in this Appendix A-1 will be provided by the Seller within a period starting six (6) months before and ending six (6) months after said Aircraft Delivery.
Any deviation to said training delivery schedule will be mutually agreed between the Buyer and the Seller.

1	FLIGHT OPERATIONS TRAINING

1.1	Flight Crew Training
The Seller will provide to the Buyer [***] flight crew training (standard transition course) for [***] of the Buyer's flight crews per firmly ordered A320 Group 3 Aircraft and A320 NEO Aircraft.
In addition, the Seller will provide to the Buyer [***] hours of dry simulator time.

1.2	Low Visibility Operations Training
The Seller will provide free of charge Low Visibility Operations Training for [***] flight crews per ordered A320 Group 3 Aircraft and A320 NEO Aircraft.

1.3	Flight Crew Line Initial Operating Experience
The Seller will provide to the Buyer pilot Instructor(s) [***] for a period of [***] months.
Unless otherwise agreed during the Training Conference, in order to follow the Aircraft Delivery schedule, the maximum number of pilot instructors present at any one time will be limited to [***] pilot instructors.

1.4	Type Specific Cabin Crew Training Course
The Seller will provide to the Buyer **** type specific training for cabin crews for [***] of the Buyer's cabin crew instructors, pursers or cabin attendants.

1.5	Airbus Pilot Instructor Course (APIC)
The Seller will provide to the Buyer transition Airbus pilot instructor course (s) (APIC), for flight and synthetic instruction, [***] for the Buyer's personnel [***] for [***] of the Buyer's flight instructors. APIC courses will be performed in groups of [***] trainees.

2	PERFORMANCE / OPERATIONS COURSE(S)
The Seller will provide to the Buyer [***] trainee days of performance / operations training at no additional cost for the Buyer's personnel.

3	MAINTENANCE TRAINING

3.1	The Seller will provide to the Buyer [***] trainee days of maintenance training [***] for the Buyer's personnel.

3.2	The Seller will provide to the Buyer [***] Engine Run-up course.

4	TRAINEE DAYS ACCOUNTING
Trainee days are counted as follows:

4.1	For instruction at the Seller's Training Centers: one (1) day of instruction for one (1) trainee equals one (1) trainee day. The number of trainees [***] will be counted as the number of trainees to have taken the course.

4.2	For instruction outside of the Seller's Training Centers: one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of [***] trainee days, except for structure maintenance training course(s).

4.3	For structure maintenance training courses outside the Seller's Training Center(s), one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or the minimum number of trainees [***].

4.4	For practical training, whether on training devices or on aircraft, one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of [***] trainee days.

LETTER AGREEMENT NO. 6
TO
AMENDMENT NO. 11
As of December 29, 2011
Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025
RE: MISCELLANEOUS
Dear Ladies and Gentlemen,
SPIRIT AIRLINES, INC. (the "Buyer") and AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.) (the "Seller") have entered into Amendment No. 11, of even date herewith (the "Amendment"), to the Airbus A320 Family Purchase Agreement dated as of May 5, 2004, as amended from time to time (the "Agreement"), which Agreement covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 6 to the Amendment (the "Letter Agreement") certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1

1	PAYMENT TERMS

1.1	Clause 5.5 of the Agreement is deleted in its entirety and replaced with the following quoted text:
QUOTE

5.5	Application and Setoff of Payments

5.5.1	Application of Payments
[***]

5.5.2	Setoff Payments
[***]
UNQUOTE

2	CERTIFICATION

2.1	[***]

2.2	[***]

3	TECHNICAL ACCEPTANCE
Clause 8.2.3 of the Agreement is deleted in its entirety and replaced with the following quoted text:
QUOTE

8.2.3	If the Buyer does not attend (other than as a result of Seller's failure to notify the Buyer as required in Clause 8.1.2(i)) or fails to cooperate in the Technical Acceptance Process, the Seller will be entitled to complete the Technical Acceptance Process in compliance with Clause 8.1.1., without the Buyer's attendance, and the Buyer will be deemed to have accepted that the Technical Acceptance Process has been successfully completed in all respects.
UNQUOTE

4	DELIVERY

4.1	Clauses 9.1.2.1 and 9.1.2.2 of the Agreement are deleted in their entirety and replaced by the following quoted text:
QUOTE

2

9.1.2.1	[***]

9.1.2.2	[***]
UNQUOTE

4.2	Clause 9.1.3 of the Agreement is deleted in its entirety and replaced by the following quoted text:
QUOTE

9.1.3	[***]
UNQUOTE

5	EXCUSABLE DELAY

5.1	A new sentence is added to the end of Clause 10.3.2 of the Agreement as set forth in the quoted text below:
QUOTE
[***]
UNQUOTE

5.2	Clause 10.5 of the Agreement is deleted in its entirety and replaced with the following quoted text:
QUOTE

10.5	Excusable Delay Escalation
[***]
UNQUOTE

5.3	A new sentence is added to the end of Clause 10.6 of the Agreement as set forth in the quoted text below:
QUOTE
[***]

3
UNQUOTE

6	INEXCUSABLE DELAY

6.1	Clause 11.1.1 of the Agreement is deleted in its entirety and replaced by the following quoted text:
QUOTE

11.1.1	Liquidated Damages in the case of an Inexcusable Delay
Should an A319 Aircraft, A320 Aircraft, A320 Group 1 Aircraft, A320 Group 2 Aircraft, A320 Group 3 Aircraft or A321 Aircraft not be Ready for Delivery within [***], then such delay will be termed an "Inexcusable Delay." In the event of an Inexcusable Delay, the Buyer will have the right to claim, and the Seller will pay the Buyer liquidated damages of [***].
[***]

11.1.2	Liquidated Damages with Short Term Notice Inexcusable Delay
[***]

6.2	New Clauses 11.1.4, 11.1.5 and 11.1.6 are added to the Agreement as set forth in the quoted text below:
QUOTE

11.1.4	Liquidated Damages in the Case of a NEO Aircraft Inexcusable Delay
Should a NEO Aircraft not be Ready for Delivery within [***], then such delay will be termed a "NEO Inexcusable Delay."
In the event of a NEO Inexcusable Delay, and provided the Seller has first notified the Buyer of a delay in Delivery of an Aircraft more than [***], the Buyer will have the right to claim, and the Seller will pay the Buyer liquidated damages of [***].
[***]

11.1.5	NEO Aircraft Liquidated Damages with Medium Term Notice Inexcusable Delay
In the event of a NEO Inexcusable Delay, and provided the Seller has first notified the Buyer of a delay in Delivery of an Aircraft between,

4
the Buyer will have the right to claim, and the Seller will pay the Buyer liquidated damages of [***].
[***]

11.1.6	Liquidated Damages with Short Term Notice Inexcusable Delay
[***]
UNQUOTE

6.3	Clause 11.5 of the Agreement is amended by (a) numbering the first paragraph thereof 11.5.1 and (b) adding a new Clause 11.5.2 as set forth in the quoted text below:
QUOTE

11.5.2	[***]
UNQUOTE

7	ASSIGNMENTS AND TRANSFERS
Clauses 20.3.2 and 20.3.3 of the Agreement are deleted in their entirety and replaced with the following quoted text:
QUOTE

20.3.2	[***]

20.3.3	[***]
UNQUOTE

5

8	ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 20 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 20.3.3 or 20.3.4 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

9	CONFIDENTIALITY
The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Letter Agreement strictly confidential and are subject to the terms and conditions contained in Clause 22.7 of the Agreement.

10	GOVERNING LAW
THIS LETTER AGREEMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.
IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

11	COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

6
If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Its:	Senior Vice President Contracts

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By:	/s/ David Lancelot

Its:	Senior VP and Chief Financial Officer

7
LETTER AGREEMENT NO. 7
TO
AMENDMENT NO. 11
As of December 29, 2011
Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

RE:	A320 NEO AIRCRAFT PERFORMANCE GUARANTEE
Dear Ladies and Gentlemen,
SPIRIT AIRLINES, INC. (the "Buyer"), and AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.) (the "Seller"), have entered into Amendment No. 11, dated as of even date herewith (the "Amendment"), to the Airbus A320 Family Purchase Agreement dated as of May 5, 2004 as amended from time to time (the "Agreement"), which Agreement covers among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 7 to the Amendment (the "Letter Agreement") certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1

1	AIRCRAFT CONFIGURATION

The guarantees defined below (the "Guarantees") are applicable to the A320 NEO Aircraft as described in the Standard Specification defined below and as amended by the Specification Change Notices (SCNs) defined below without taking into account any further changes thereto as provided in the Agreement (the "Specification" for the purposes of this Letter Agreement).

1.1	A320 NEO Aircraft with CFM International CFM LEAP-X1A26 engines
[***]

1.2	A320 NEO Aircraft with Pratt and Whitney PW 1127G engines
[***]

2	GUARANTEED PERFORMANCE

2.1	[***]

2.2	[***]

2.3	[***]

2.4	[***]

3	MANUFACTURER'S WEIGHT EMPTY
[***]

4	GUARANTEE CONDITIONS
[***]

5	GUARANTEE COMPLIANCE
[***]

6	ADJUSTMENT OF GUARANTEES
[***]

7	EXCLUSIVE GUARANTEES
[***]

2

8	UNDERTAKING REMEDIES
[***]

9	DUPLICATE REMEDIES
[***]

10	ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 20 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 20.3.3 or 20.3.4 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

11	CONFIDENTIALITY
The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Letter Agreement strictly confidential and are subject to the terms and conditions contained in Clause 22.7 of the Agreement.

12	GOVERNING LAW
THIS LETTER AGREEMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.
IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

13	COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

3
If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Its:	Senior Vice President Contracts

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By:	/s/ David Lancelot

Its:	Senior VP and Chief Financial Officer

4
LETTER AGREEMENT NO. 8
TO
AMENDMENT NO. 11
As of December 29, 2011
Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

RE:	SPECIAL EFFECTIVE DATE
Dear Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the "Buyer") and AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.) (the "Seller") have entered into Amendment No. 11, of even date herewith (the "Amendment"), to the Airbus A320 Family Purchase Agreement dated as of May 5, 2004, as amended from time to time (the "Agreement"), which Agreement covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8 to the Amendment (the "Letter Agreement") certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1

1	SPECIAL EFFECTIVITY MATTERS
Solely with respect to all of the A320 Group 3 Aircraft, the Buyer and the Seller agree that [***] (the "Effective Date"). On the Effective Date, the Buyer [***] with respect to the A320 Group 3 Aircraft as set forth in Clause 5.2.3 of the Agreement.
Except as set forth herein, nothing contained herein shall modify the terms and conditions of the Agreement. For the avoidance of doubt, the Buyer and the Seller shall remain obligated to perform their respective obligations and are subject to the rights and remedies under the Agreement on even date herewith.

2	ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 20 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 20.3.3 or 20.3.4 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

3	CONFIDENTIALITY
The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Letter Agreement strictly confidential and are subject to the terms and conditions contained in Clause 22.7 of the Agreement.

4	GOVERNING LAW
THIS LETTER AGREEMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.
IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

5	COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

2
If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Its:	Senior Vice President Contracts

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By:	/s/ David Lancelot

Its:	Senior VP and Chief Financial Officer

3

Exhibit 10.56

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO ITEM 601(b)(10)(iv) WHEREBY CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED: [***]

AMENDMENT NO. 12

TO

THE A320 FAMILY PURCHASE AGREEMENT

Dated as of May 5, 2004

BETWEEN AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.)

AND

SPIRIT AIRLINES, INC.

This Amendment No. 12 to the A320 Family Purchase Agreement dated as of May 5, 2004 (hereinafter referred to as the "Amendment"), is entered into as of June 29, 2012 (the "Amendment Effective Date"), by and between AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.), organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "Seller") and SPIRIT AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at 2800 Executive Way, Miramar, Florida 33025, U.S.A. (hereinafter referred to as the "Buyer").

WHEREAS, the Buyer and the Seller have entered into an A320 Family Purchase Agreement, dated as of May 5, 2004, relating to the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A319-100 and A321-200 model aircraft, which, together with all Exhibits, Appendices, and Letter Agreements attached thereto and as amended by Amendment No. 1 dated as of December 21, 2004, Amendment No. 2 dated as of April 15, 2005, Amendment No. 3 dated as of June 30, 2005, Amendment No. 4 dated as of October 27, 2006, Amendment No. 5 dated as of March 5, 2007, Amendment No. 6 dated as of March 27, 2007, Amendment No. 7 dated as of June 26, 2007, Amendment No. 8 dated as of February 4, 2008, Amendment No. 9 dated as of June 24, 2008, Amendment No. 10 dated as of July 12, 2009, and Amendment No. 11 dated as of December 29, 2011, is hereinafter called the "Agreement."

WHEREAS, the Buyer and the Seller wish to amend certain terms of the Agreement as set forth herein.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms "herein," "hereof," and "hereunder" and words of similar import refer to this Amendment.

1 -	A320 GROUP 3 AIRCRAFT PROPULSION SYSTEMS

Clause 2.3.1 of the Agreement states that all A320 Group 3 Aircraft will be delivered with two (2) IAE V2527-A5 powerplants installed.
Notwithstanding Clause 2.3.1 of the Agreement, the Buyer has requested and the Seller agrees that the Buyer may, subject to satisfaction of both conditions set forth in (i) and (ii) below, select the CFM

International CFM56-5B4/3 powerplant for all (but not some) A320 Group 3 Aircraft rather than the IAE V2527-A5 powerplants:

(i)	the Buyer will give written notice to the Seller by no later than [***] of its selection of the CFM International CFM56-5B4/3 powerplant; and

(ii)	the parties will execute and deliver an amendment to the Agreement by no later than [***] that includes the matters set forth in Appendix 1 hereto.
If either of the above conditions is not fulfilled, the Buyer shall have no option to select the CFM International CFM56-5B4/3 powerplant for any A320 Group 3 Aircraft and all A320 Group 3 Aircraft will be delivered only in accordance the terms and conditions of the Agreement as amended by Amendment No. 11.

2 -	NEO PROPULSION SYSTEMS

Clause 2.3.3 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

2.3.3	If the Buyer has not selected the A320 NEO Propulsion Systems as of the date of Amendment No. 11, such choice shall be made no later than [***].

UNQUOTE

3 -	PREDELIVERY PAYMENTS

The parties acknowledge that Predelivery Payments received as of the Amendment Effective Date in respect of the A320 Group 3 Aircraft have been calculated using the IAE V2527-A5 Reference Price. If the Buyer selects the CFM56-5B4/3 powerplant, the Seller will retain excess Predelivery Payments, if any, and such excess will be applied against the next Predelivery Payment due for each A320 Group 3 Aircraft.

4 -	CONDITION PRECEDENT

It is a condition precedent to the effectivity of this Amendment that at the time of execution hereof, no event shall have occurred which constitutes a Termination Event under the Agreement.

5 -	EFFECT OF THE AMENDMENT

1.	The Agreement as amended by this Amendment contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written between the Buyer and the Seller.

2.	The Agreement will be deemed amended to the extent provided in this Amendment and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

6 -	CONFIDENTIALITY

The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Amendment strictly confidential and hereby agree that such information is subject to the terms and conditions contained in Clause 22.7 of the Agreement.

7 -	GOVERNING LAW

1.	THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREIN WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

2.	IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

8 -	COUNTERPARTS
This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed will be an original, but all such counterparts will together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their respective officers thereunto duly authorized as of the Amendment Effective Date.

SPIRIT AIRLINES, INC.		AIRBUS S.A.S.

By:	/s/ Thomas Canfield	By:	/s/ Christopher Mourey
Its:	SVP & General Counsel	Its:	Senior Vice President - Contracts

APPENDIX 1

1.	The definition of A320 Propulsion Systems will be deleted in its entirety and replaced with the following quoted text:

QUOTE

A320 Propulsion Systems - in respect of an (i) A320 Aircraft, A320 Group 1 Aircraft or A320 Group 2 Aircraft, the two (2) IAE V2527-A5 powerplants installed thereon at Delivery and (ii) A320 Group 3 Aircraft, the two (2) CFM International CFM56-5B4/3 powerplants installed thereon at Delivery, each composed of the powerplants (as such term is defined in Chapters 70-80 of ATA Specification 100 (Revision 21), but limited to the equipment, components, parts and accessories included in the powerplant, as so defined) that have been sold to the Seller by the Propulsion Systems manufacturer.

UNQUOTE

2.	Clause 2.3.1 of the Agreement will be deleted in its entirety and replaced with the following quoted text:

QUOTE

2.3 Propulsion Systems

2.3.1.1	The Airframe for the A320 Group 1 Aircraft and A320 Group 2 Aircraft will be equipped with a set of two (2) International Aero Engine V2527-A5 Propulsion Systems.

2.3.1.2	The Airframe for the A320 Group 3 Aircraft will be equipped with a set of two (2) CFM International CFM56-5B4/3 Propulsion Systems.

UNQUOTE

3.	Clause 3.1.1.3.2 of the Agreement will be deleted in its entirety and replaced with the following quoted text:

QUOTE

3.1.1.3.2 A320 Propulsion Systems

3.1.1.3.2.1	The Base Price of the IAE V2527-A5 Propulsion Systems, at delivery conditions prevailing in January 2011, is:

[***]

Said Base Price has been calculated from the Reference Price for the A320 Propulsion Systems indicated by International Aero Engines of [***] in accordance with delivery conditions prevailing in January 2006.

3.1.1.3.2.2	The Base Price of the CFM56-5B4/3 Propulsion Systems, at delivery conditions prevailing in January 2011, is:

[***]

Said Base Price has been calculated from the Reference Price for the A320 Propulsion Systems indicated by CFM International of [***] in accordance with delivery conditions prevailing in January 2002.

UNQUOTE

4.	Exhibit H-3 to the Agreement will be deleted in its entirety and replaced with the Exhibit H-3 attached to this Appendix 1.

EXHIBIT H-3

CFM INTERNATIONAL PROPULSION SYSTEM PRICE REVISION FORMULA

1.1 Reference Price of the Propulsion System

The Reference Price for a set of two (2) CFM International CFM56-5B4/3 Propulsion Systems is as quoted in Clause 3.1.1.3 of the Agreement.

The Reference Prices for a set of two (2) CFM International LEAP-X series Propulsion Systems are as set forth in Clause 3.1.1.3 of the Agreement.

These Reference Prices are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of Paragraphs 1.4. and 1.5. hereof.

1.2 Reference Periods

The Reference Price for a set of two (2) CFM International CFM56-5B4/3 Propulsion Systems has been established in accordance with the economic conditions prevailing for a theoretical delivery in January 2002 as defined by CFM International by the Reference Composite Price Index (CPI) 148.84.

The Reference Prices for a set of two (2) CFM International LEAP-X series Propulsion Systems has been established in accordance with the economic conditions prevailing for a theoretical delivery in January 2010 as defined by CFM International by the Reference Composite Price Index (CPI) 186.92.

1.3 Indexes
Labor Index: "Employment Cost Index for Workers in Aerospace manufacturing", hereinafter referred to as "ECI336411W", quarterly published by the US Department of Labor, Bureau of Labor Statistics, in "NEWS", and found in: Table 9, "WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group", or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS Code 336411, base month and year December 2005 = 100, hereinafter multiplied by 1.777 and rounded to the first decimal place).

The quarterly value released for a certain month (March, June, September and December) will be the one deemed to apply for the two (2) preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: CIU2023211000000I.

Material Index: "Industrial Commodities" (hereinafter referred to as "IC") as published in "PPI detailed report" (found in Table 6. "Producer price indexes and percent changes for commodity groupings and individual items not seasonally adjusted" or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.
1.4 Revision Formula

For CFM56-5B4/3 Propulsion Systems: [***]
For CFM LEAP-X series Propulsion Systems: [***]

[***]

1.5 General Provisions

1.5.1 Roundings

The Material Index average [***] will be rounded to the nearest second decimal place and the Labor Index average [***] will be rounded to the nearest first decimal place.

[***] will be rounded to the nearest second decimal place.

The final factor [***] will be rounded to the nearest third decimal place.

The final factor [***] will be rounded to the nearest third decimal place.

If the next succeeding place is five (5) or more, the preceding decimal place will be raised to the next higher figure. After final computation Pn will be rounded to the nearest whole number (0.5 rounds to 1).

1.5.2 Final Index Values

The revised Reference Price at the date of Aircraft Delivery will not be subject to any further adjustments in the indexes.

1.5.3 Interruption of Index Publication

If the US Department of Labor substantially revises the methodology of calculation or discontinues any of the indexes referred to hereabove, the Seller will reflect the substitute for the revised or discontinued index selected by CFM International, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the formula will be made to accomplish this result.

1.5.4 Annulment of the Formula

Should the above provisions become null and void by action of the US Government, the Reference Price will be adjusted due to increases in the costs of labor and materiel which have occurred from the period represented by the applicable Reference Composite Price Index to the twelfth (12th) month prior to the scheduled month of Aircraft Delivery.

1.5.5 Limitation

[***]

Exhibit 10.56

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO ITEM 601(b)(10)(iv) WHEREBY CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED: [***]

AMENDMENT NO. 13

TO

THE A320 FAMILY PURCHASE AGREEMENT

Dated as of May 5, 2004

BETWEEN AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.)

AND

SPIRIT AIRLINES, INC.

This Amendment No. 13 to the A320 Family Purchase Agreement dated as of May 5, 2004 (hereinafter referred to as the "Amendment"), is entered into as of January 10, 2013 (the "Amendment Effective Date"), by and between AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.), organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "Seller") and SPIRIT AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at 2800 Executive Way, Miramar, Florida 33025, U.S.A. (hereinafter referred to as the "Buyer").

WHEREAS, the Buyer and the Seller have entered into an A320 Family Purchase Agreement, dated as of May 5, 2004, relating to the sale by the Seller and the purchase by the Buyer of certain firmly ordered Airbus A319-100 and A321-200 model aircraft, which, together with all Exhibits, Appendices, and Letter Agreements attached thereto and as amended by Amendment No. 1 dated as of December 21, 2004, Amendment No. 2 dated as of April 15, 2005, Amendment No. 3 dated as of June 30, 2005, Amendment No. 4 dated as of October 27, 2006, Amendment No. 5 dated as of March 5, 2007, Amendment No. 6 dated as of March 27, 2007, Amendment No. 7 dated as of June 26, 2007, Amendment No. 8 dated as of February 4, 2008, Amendment No. 9 dated as of June 24, 2008, Amendment No. 10 dated as of July 12, 2009, Amendment No. 11 dated as of December 29, 2011, and Amendment No. 12 dated as of June 29, 2012 is hereinafter called the "Agreement."

WHEREAS, the Buyer and the Seller wish to amend certain terms of the Agreement as set forth herein.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms "herein," "hereof," and "hereunder" and words of similar import refer to this Amendment.

1 -	A320 GROUP 3 AIRCRAFT PROPULSION SYSTEMS

Paragraph 1 of Amendment No. 12 to the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

Clause 2.3.1 of the Agreement states that all A320 Group 3 Aircraft will be delivered with two (2) IAE V2527-A5 powerplants installed.

Notwithstanding Clause 2.3.1 of the Agreement, the Buyer has requested and the Seller agrees that the Buyer may, subject to satisfaction of both conditions set forth in (i) and (ii) below, select the CFM International CFM56-5B4/3 powerplant for all (but not some) A320 Group 3 Aircraft rather than the IAE V2527-A5 powerplants:

(i)	the Buyer will give written notice to the Seller by no later than [***] of its selection of the CFM International CFM56-5B4/3 powerplant; and

(ii)	the parties will execute and deliver an amendment to the Agreement by no later than [***] that includes the matters set forth in Appendix 1 hereto.

If either of the above conditions is not fulfilled, the Buyer shall have no option to select the CFM International CFM56-5B4/3 powerplant for any A320 Group 3 Aircraft and all A320 Group 3 Aircraft will be delivered only in accordance the terms and conditions of the Agreement as amended by Amendment No. 11.

UNQUOTE

2 -	NEO PROPULSION SYSTEMS

Clause 2.3.3 of the Agreement, as amended by Paragraph 2 of Amendment No. 12 to the Agreement, is deleted in its entirety and replaced with the following quoted text:

QUOTE

2.3.3 If the Buyer has not selected the A320 NEO Propulsion Systems as of the date of Amendment No. 11, such choice shall be made no later than [***].

UNQUOTE

3 -	PREDELIVERY PAYMENTS

The parties acknowledge that Predelivery Payments received as of the Amendment Effective Date in respect of the A320 Group 3 Aircraft have been calculated using the IAE V2527-A5 Reference Price. If the Buyer selects the CFM56-5B4/3 powerplant, the Seller will retain excess Predelivery Payments, if any, and such excess will be applied against the next Predelivery Payment due for each A320 Group 3 Aircraft.

4 -	LETTER AGREEMENT

Letter Agreement No. 7 to Amendment No. 11 to the Agreement is deleted in its entirety and replaced by the Amended and Restated Letter Agreement No. 7 to Amendment No. 11 attached hereto.

5 -	CONDITION PRECEDENT

It is a condition precedent to the effectivity of this Amendment that at the time of execution hereof, no event shall have occurred which constitutes a Termination Event under the Agreement.

6 -	EFFECT OF THE AMENDMENT

1.	The Agreement as amended by this Amendment contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written between the Buyer and the Seller.

2.	The Agreement will be deemed amended to the extent provided in this Amendment and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

7 -	CONFIDENTIALITY

The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Amendment strictly confidential and hereby agree that such information is subject to the terms and conditions contained in Clause 22.7 of the Agreement.

8 -	GOVERNING LAW

1.	THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREIN WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

2.	IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

9 -	COUNTERPARTS
This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed will be an original, but all such counterparts will together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their respective officers thereunto duly authorized as of the Amendment Effective Date.

SPIRIT AIRLINES, INC.		AIRBUS S.A.S.

By:	/s/ Thomas Canfield	By:	/s/ Christopher Mourey
Its:	SVP & General Counsel	Its:	Senior Vice President - Contracts

APPENDIX 1

1.	The definition of A320 Propulsion Systems will be deleted in its entirety and replaced with the following quoted text:

QUOTE

A320 Propulsion Systems - in respect of an (i) A320 Aircraft, A320 Group 1 Aircraft or A320 Group 2 Aircraft, the two (2) IAE V2527-A5 powerplants installed thereon at Delivery and (ii) A320 Group 3 Aircraft, the two (2) CFM International CFM56-5B4/3 powerplants installed thereon at Delivery, each composed of the powerplants (as such term is defined in Chapters 70-80 of ATA Specification 100 (Revision 21), but limited to the equipment, components, parts and accessories included in the powerplant, as so defined) that have been sold to the Seller by the Propulsion Systems manufacturer.

UNQUOTE

2.	Clause 2.3.1 of the Agreement will be deleted in its entirety and replaced with the following quoted text:

QUOTE

2.3 Propulsion Systems

2.3.1.1	The Airframe for the A320 Group 1 Aircraft and A320 Group 2 Aircraft will be equipped with a set of two (2) International Aero Engine V2527-A5 Propulsion Systems.

2.3.1.2	The Airframe for the A320 Group 3 Aircraft will be equipped with a set of two (2) CFM International CFM56-5B4/3 Propulsion Systems.

UNQUOTE

3.	Clause 3.1.1.3.2 of the Agreement will be deleted in its entirety and replaced with the following quoted text:

QUOTE

3.1.1.3.2 A320 Propulsion Systems

3.1.1.3.2.1	The Base Price of the IAE V2527-A5 Propulsion Systems, at delivery conditions prevailing in January 2011, is:

[***]

Said Base Price has been calculated from the Reference Price for the A320 Propulsion Systems indicated by International Aero Engines of [***] in accordance with delivery conditions prevailing in January 2006.

3.1.1.3.2.2	The Base Price of the CFM56-5B4/3 Propulsion Systems, at delivery conditions prevailing in January 2011, is:

[***]

Said Base Price has been calculated from the Reference Price for the A320 Propulsion Systems indicated by CFM International of [***] in accordance with delivery conditions prevailing in January 2002.

UNQUOTE

4.	Exhibit H-3 to the Agreement will be deleted in its entirety and replaced with the Exhibit H-3 attached to this Appendix 1.

EXHIBIT H-3

CFM INTERNATIONAL PROPULSION SYSTEM PRICE REVISION FORMULA

1.1 Reference Price of the Propulsion System

The Reference Price for a set of two (2) CFM International CFM56-5B4/3 Propulsion Systems is as quoted in Clause 3.1.1.3 of the Agreement.

The Reference Prices for a set of two (2) CFM International LEAP-X series Propulsion Systems are as set forth in Clause 3.1.1.3 of the Agreement.

These Reference Prices are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of Paragraphs 1.4. and 1.5. hereof.

1.2 Reference Periods

The Reference Price for a set of two (2) CFM International CFM56-5B4/3 Propulsion Systems has been established in accordance with the economic conditions prevailing for a theoretical delivery in January 2002 as defined by CFM International by the Reference Composite Price Index (CPI) 148.84.

The Reference Prices for a set of two (2) CFM International LEAP-X series Propulsion Systems has been established in accordance with the economic conditions prevailing for a theoretical delivery in January 2010 as defined by CFM International by the Reference Composite Price Index (CPI) 186.92.

1.3 Indexes
Labor Index: "Employment Cost Index for Workers in Aerospace manufacturing", hereinafter referred to as "ECI336411W", quarterly published by the US Department of Labor, Bureau of Labor Statistics, in "NEWS", and found in: Table 9, "WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group", or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS Code 336411, base month and year December 2005 = 100, hereinafter multiplied by 1.777 and rounded to the first decimal place).

The quarterly value released for a certain month (March, June, September and December) will be the one deemed to apply for the two (2) preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: CIU2023211000000I.

Material Index: "Industrial Commodities" (hereinafter referred to as "IC") as published in "PPI detailed report" (found in Table 6. "Producer price indexes and percent changes for commodity groupings and individual items not seasonally adjusted" or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.
1.4 Revision Formula

For CFM56-5B4/3 Propulsion Systems: [***]

For CFM LEAP-X series Propulsion Systems: [***]

[***]

1.5 General Provisions

1.5.1 Roundings

The Material Index average [***] will be rounded to the nearest second decimal place and the Labor Index average [***] will be rounded to the nearest first decimal place.

[***] will be rounded to the nearest second decimal place.

The final factor [***] will be rounded to the nearest third decimal place.

The final factor [***] will be rounded to the nearest third decimal place.

If the next succeeding place is five (5) or more, the preceding decimal place will be raised to the next higher figure. After final computation Pn will be rounded to the nearest whole number (0.5 rounds to 1).

1.5.2 Final Index Values

The revised Reference Price at the date of Aircraft Delivery will not be subject to any further adjustments in the indexes.

1.5.3 Interruption of Index Publication

If the US Department of Labor substantially revises the methodology of calculation or discontinues any of the indexes referred to hereabove, the Seller will reflect the substitute for the revised or discontinued index selected by CFM International, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the formula will be made to accomplish this result.

1.5.4 Annulment of the Formula

Should the above provisions become null and void by action of the US Government, the Reference Price will be adjusted due to increases in the costs of labor and materiel which have occurred from the period represented by the applicable Reference Composite Price Index to the twelfth (12th) month prior to the scheduled month of Aircraft Delivery.

1.5.5 Limitation

[***]

AMENDED AND RESTATED

LETTER AGREEMENT NO. 7

TO

AMENDMENT NO. 11

As of January 10, 2013

Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

RE: A320 NEO AIRCRAFT PERFORMANCE GUARANTEE

Dear Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the "Buyer"), and AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.) (the "Seller"), have entered into Amendment No. 13, dated as of even date herewith (the "Amendment"), to the Airbus A320 Family Purchase Agreement dated as of May 5, 2004 as amended from time to time (the "Agreement"), which Agreement covers among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 7 to the Amendment (the "Letter Agreement") certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1 -	AIRCRAFT CONFIGURATION

The guarantees defined below (the "Guarantees") are applicable to the A320 NEO Aircraft as described in the Standard Specification defined below and as amended by the Specification Change Notices (SCNs) defined below without taking into account any further changes thereto as provided in the Agreement (the "Specification" for the purposes of this Letter Agreement).

1.	A320 NEO Aircraft with CFM International CFM LEAP-X1A26 engines

[***]

2.	A320 NEO Aircraft with Pratt and Whitney PW 1127G engines

[***]

2 -	GUARANTEED PERFORMANCE

1.	[***]

2.	[***]

3.	[***]

4.	[***]

3 -	MANUFACTURER'S WEIGHT EMPTY

[***]

4 -	GUARANTEE CONDITIONS

[***]

5 -	GUARANTEE COMPLIANCE

[***]

6 -	ADJUSTMENT OF GUARANTEES

[***]

7 -	EXCLUSIVE GUARANTEES

[***]

8 -	UNDERTAKING REMEDIES

[***]

9 -	DUPLICATE REMEDIES

[***]

10 -	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 20 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 20.3.3 or 20.3.4 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

11 -	CONFIDENTIALITY

The Seller and the Buyer (including their employees, agents and advisors) agree to keep the terms and conditions of this Letter Agreement strictly confidential and are subject to the terms and conditions contained in Clause 22.7 of the Agreement.

12 -	GOVERNING LAW

THIS LETTER AGREEMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.
IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

13 -	COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Christopher Mourey

Its: Senior Vice President - Contracts

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By: /s/ Thomas Canfield

Its: SVP & General Counsel

Exhibit 10.56

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO ITEM 601(b)(10)(iv) WHEREBY CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED: [***]

AMENDMENT NO. 14

TO

THE A320 FAMILY PURCHASE AGREEMENT

Dated as of May 5, 2004

BETWEEN AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.)

AND

SPIRIT AIRLINES, INC.

This Amendment No. 14 to the A320 Family Purchase Agreement dated as of May 5, 2004 (this "Amendment"), is entered into as of June 20, 2013, by and between AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.), organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond Point Maurice Bellonte, 31700 Blagnac, France (the "Seller") and SPIRIT AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at 2800 Executive Way, Miramar, Florida 33025, U.S.A. (the "Buyer").

WHEREAS, the Buyer and the Seller have entered into an A320 Family Purchase Agreement, dated as of May 5, 2004, which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time is hereinafter called the "Agreement"; and

WHEREAS, the Seller will sell and the Buyer will purchase twenty (20) additional A321-200 model aircraft in accordance with the terms set forth herein; and

WHEREAS, the Buyer's order for ten (10) of the A320 Group 3 Aircraft will be converted into A321-200 model aircraft; and

WHEREAS, the Buyer and the Seller will amend certain other terms of the Agreement in consideration of the foregoing.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms "herein," "hereof," and "hereunder" and words of similar import refer to this Amendment.

1 -	SCOPE

The Buyer's order for Aircraft is amended to add the A321 Amd 14 Aircraft, convert ten (10) Group 3 A320 Aircraft to Converted A321 Aircraft and reschedule the delivery of [***] A320 Group 3 Aircraft from [***] to [***].

2 -	AMENDMENTS

2.1 Definitions

Clause 0 of the Agreement is amended to either modify or add the terms and corresponding definitions set forth below:

A321 Amd 14 Aircraft - any or all of the twenty (20) firmly ordered A321-200 model aircraft for which the delivery schedule is set forth in Clause 9.1.1.4, including the A321 Amd 14 Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A321 Propulsion System installed thereon upon delivery.

A321 Amd 14 Airframe - any A321 Amd 14 Aircraft, excluding the A321 Propulsion System.
Aircraft - any or all of the A319 Aircraft, A320 Aircraft, A320 Group 1 Aircraft, A320 Group 2 Aircraft, A320 Group 3 Aircraft, A321 Aircraft, A321 Amd 14 Aircraft, Converted A321 Aircraft and NEO Aircraft to be sold by the Seller and purchased by the Buyer pursuant to this Agreement.

Base Price of the A321 Amd 14 Airframe - as defined in Clause 3.1.1.2.9.

Converted A321 Aircraft - any or all of the ten (10) firmly ordered A321-200 model aircraft that have been converted from Group 3 A320 Aircraft and for which the delivery schedule is set forth in Clause 9.1.1.4, including the Converted A321 Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A321 Propulsion System installed thereon upon delivery.

Converted A321 Airframe - any Converted A321 Aircraft, excluding the A321 Propulsion System.

Specification - any or all of the A319 Aircraft Iss. 7 Specification, A319 Specification, A320 Aircraft Iss 7. Specification, A320 Aircraft Iss. 8 Specification, A320 Specification, A321 Aircraft Iss. 5 Specification and A321 Specification, as the context may require.

Standard Specification - any or all of the A319 Aircraft Iss. 7 Standard Specification, A319 Standard Specification, A320 Aircraft Iss. 7 Standard Specification, A320 Aircraft Iss. 8 Standard Specification, A320 Standard Specification, A321 Aircraft Iss. 5 Standard Specification and A321 Standard Specification, as applicable."

2.2 Specification

2.2.1	Clause 2.1.1 of the Agreement is deleted in its entirety and replaced with the following:

"2.1.1	The Aircraft will be manufactured in accordance with the following Specifications:

Aircraft	Specification
A319 Aircraft	A319 Specification
A319 NEO Aircraft	A319 Aircraft Iss. 7 Specification
A320 Aircraft	A320 Specification
A320 Group 1 Aircraft	A320 Aircraft Iss. 7 Specification
A320 Group 2 Aircraft, A320 Group 3 Aircraft, and A320 NEO Aircraft	A320 Aircraft Iss. 8 Specification
A321 Aircraft	A321 Specification
A321 Amd 14 Aircraft	A321 Aircraft Iss. 5 Specification
Converted A321 Aircraft	A321 Aircraft Iss. 5 Specification
A321 NEO Aircraft	A321 Aircraft Iss. 5 Specification"

2.2.2	Clause 2.3.1 of the Agreement is renumbered as "2.3.1(i)" and the following is inserted immediately before the period at the end thereof:

"; and

(ii)	Each A321 Amd 14 Airframe and Converted A321 Airframe will be equipped with an A321 Propulsion System."

2.2.3	Clause 2.3.2 of the Agreement is deleted in its entirety and replaced with the following:

"2.3.2	NEO Propulsion Systems

(i)	Each A319 NEO Airframe will be equipped with a set of two (2) Pratt & Whitney PW1124G-JM engines, with an AET of 24,500 lbf. (such set, upon selection, an "A319 NEO Propulsion System").

(ii)	Each A320 NEO Airframe will be equipped with a set of two (2) Pratt & Whitney PW1127G-JM engines, with an AET of 26,800 lbf. (such set, upon selection, an "A320 NEO Propulsion System").

(iii)	Each A321 NEO Airframe will be equipped with a set of two (2) Pratt & Whitney PW1133G-JM engines, with an AET of 32,700 lbf. (such set, upon selection, an "A321 NEO Propulsion System")."

2.3 Price

2.3.1	Clause 3.1.1.2.6 of the Agreement is renumbered as "3.1.1.2.7".

2.3.2	Clause 3.1.1.2.7 of the Agreement is renumbered as "3.1.1.2.8".

2.3.3	Clause 3.1.1.2.8(ii) of the Agreement is deleted in its entirety and replaced with the following:

"(ii)	the sum of the base prices of any and all SCNs (other than Irrevocable SCNs to the extent included in clause (iii) below) set forth in Exhibit A-4E is:

[***] and"

2.3.4	The following is inserted immediately after the end of Clause 3.1.1.2.8:

"3.1.1.2.9	A321 Amd 14 Airframe and Converted A321 Airframe

The Base Price of the A321 Amd 14 Airframe or the Converted A321 Airframe, as applicable, is the sum of the following Base Prices:

(i)	the Base Price of the A321 Amd 14 Airframe or the Converted A321 Airframe, as applicable, as defined in the A321 Aircraft Iss. 5 Standard Specification (excluding Buyer Furnished Equipment and SCNs), at delivery conditions prevailing in January 2011, is:

[***], and

(ii)	the Base Price of anticipated SCNs for the A321 Amd 14 Aircraft and the Converted A321 Aircraft as set forth in Exhibit A-4F, at delivery conditions prevailing in January 2011, is:

[***].

The Base Price of the A321 Amd 14 Airframe and the Converted A321 Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family Base Period."

2.3.5	Clause 3.2.4 of the Agreement is deleted in its entirety and replaced with the following:

"3.2.4	The Final Contract Price of an A320 Group 1 Aircraft, A320 Group 2 Aircraft, A320 Group 3 Aircraft, A321 Amd 14 Aircraft or Converted A321 Aircraft will be the sum of:

(i)	the Base Price of the A320 Group 1 Airframe, A320 Group 2 Airframe, A320 Group 3 Airframe, A321 Amd 14 Airframe or Converted A321 Airframe, as applicable, as adjusted to the Delivery Date of such Aircraft, in accordance with the Seller Price Revision Formula 2011;

(ii)	the price of any SCNs for the A320 Group 1 Aircraft, A320 Group 2 Aircraft, A320 Group 3 Aircraft, A321 Amd 14 Aircraft or Converted A321 Aircraft, as applicable, entered into after the date of signature of this Agreement, as adjusted to the Delivery Date of such Aircraft, in accordance with the Seller Price Revision Formula 2011;

(iii)	the Reference Price of the A320 Propulsion Systems constituting a part of such A320 Group 1 Aircraft, A320 Group 2 Aircraft or A320 Group 3 Aircraft, or the A321 Propulsion System constituting a part of such A321 Amd 14 Aircraft or Converted A321 Aircraft, as applicable, and as adjusted to the Delivery Date of such Aircraft, in accordance with the Propulsion Systems Price Revision Formula;

(iv)	the aggregate of all increases or decreases to the Propulsion Systems Reference Price as agreed in any Specification Change Notice or part thereof applicable to the Propulsion Systems subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Clause 4.2; and

(v)	any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the A320 Group 1 Aircraft, A320 Group 2 Aircraft, A320 Group 3 Aircraft, A321 Amd 14 Aircraft or Converted A321 Aircraft, as applicable."

2.4 Delivery

Clause 9.1.1.4 of the Agreement is deleted in its entirety and replaced with the following quoted text:

"9.1.1.4	The Scheduled Delivery Quarters for the A320 Group 3 Aircraft, A321 Amd 14 Aircraft and Converted A321 Aircraft are as follows:

Aircraft Type	Number of Aircraft	Quarter/Year	CAC ID No.
A320 Group 3 Aircraft	1	[***]	[***]
A320 Group 3 Aircraft	1	[***]	[***]
A320 Group 3 Aircraft	1	[***]	[***]
A320 Group 3 Aircraft	1	[***]	[***]
A320 Group 3 Aircraft	1	[***]	[***]
A321 Amd 14 Aircraft	1	[***]	[***]
A321 Amd 14 Aircraft	1	[***]	[***]
A320 Group 3 Aircraft	1	[***]	[***]
A320 Group 3 Aircraft	1	[***]	[***]
A321 Amd 14 Aircraft	1	[***]	[***]
A321 Amd 14 Aircraft	1	[***]	[***]
A321 Amd 14 Aircraft	1	[***]	[***]
A320 Group 3 Aircraft	1	[***]	[***]
A321 Amd 14 Aircraft	1	[***]	[***]
A321 Amd 14 Aircraft	1	[***]	[***]
A321 Amd 14 Aircraft	1	[***]	[***]
A320 Group 3 Aircraft	1	[***]	[***]
A321 Amd 14 Aircraft	1	[***]	[***]
A321 Amd 14 Aircraft	1	[***]	[***]
A321 Amd 14 Aircraft	1	[***]	[***]
A320 Group 3 Aircraft	1	[***]	[***]
A321 Amd 14 Aircraft	1	[***]	[***]
A321 Amd 14 Aircraft	1	[***]	[***]
A321 Amd 14 Aircraft	1	[***]	[***]
A321 Amd 14 Aircraft	1	[***]	[***]
A320 Group 3 Aircraft	1	[***]	[***]
A320 Group 3 Aircraft	1	[***]	[***]
A320 Group 3 Aircraft	1	[***]	[***]
A321 Amd 14 Aircraft	1	[***]	[***]
A321 Amd 14 Aircraft	1	[***]	[***]
Converted A321 Aircraft	1	[***]	[***]
A320 Group 3 Aircraft	1	[***]	[***]
A320 Group 3 Aircraft	1	[***]	[***]
A320 Group 3 Aircraft	1	[***]	[***]
A321 Amd 14 Aircraft	1	[***]	[***]
Converted A321 Aircraft	1	[***]	[***]
A320 Group 3 Aircraft	1	[***]	[***]
A320 Group 3 Aircraft	1	[***]	[***]
A320 Group 3 Aircraft	1	[***]	[***]
A321 Amd 14 Aircraft	1	[***]	[***]

Converted A321 Aircraft	1	[***]	[***]
A320 Group 3 Aircraft	1	[***]	[***]
A321 Amd 14 Aircraft	1	[***]	[***]
Converted A321 Aircraft	1	[***]	[***]
Converted A321 Aircraft	1	[***]	[***]
Converted A321 Aircraft	1	[***]	[***]
Converted A321 Aircraft	1	[***]	[***]
Converted A321 Aircraft	1	[***]	[***]
Converted A321 Aircraft	1	[***]	[***]
Converted A321 Aircraft	1	[***]	[***]

2.5 Exhibits

2.5.1	Exhibit A-4E to the Agreement is deleted in its entirety and replaced with the Exhibit A-4E set forth in Appendix 1.

2.5.2	Exhibit A-4F, set forth in Appendix 1, is added to the Agreement immediately following the end of Exhibit A-4E.

3 -	CONDITION PRECEDENT

It is a condition precedent to the effectiveness of this Amendment that, at the time of execution hereof, no event shall have occurred which constitutes a Termination Event.

4 -	EEFFECT OF THE AMENDMENT

1.	The Agreement as amended by this Amendment contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written between the Buyer and the Seller.

2.	The Agreement will be deemed amended to the extent provided in this Amendment and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms.

5 -	CONFIDENTIALITY

This Amendment and the terms and condition hereof are subject to the terms and conditions of Clause 22.7 of the Agreement.

6 -	GOVERNING LAW

1.	THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREIN WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

2.	IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

7 -	COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed will be an original, but all such counterparts will together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

SPIRIT AIRLINES, INC.		AIRBUS S.A.S.

By:	/s/ Thomas Canfield	By:	/s/ John J. Leahy
Its:	SVP & General Counsel	Its:	Chief Operating Officer - Customers

APPENDIX 1

Exhibit A-4E SCNs for A321 NEO Aircraft
Exhibit A-4F SCNs for A321 Amd 14 Aircraft and Converted A321 Aircraft

APPENDIX 1

Exhibit A4-E

SCNs for A321 NEO Aircraft

[***]

APPENDIX 1

Exhibit A4-F
SCNs for A321 Amd 14 Aircraft and Converted A321 Aircraft

[***]

LETTER AGREEMENT NO. 1

TO

AMENDMENT NO. 14

As of June 20, 2013

Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

RE: PURCHASE INCENTIVES

Dear Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the "Buyer") and AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.) (the "Seller") have entered into Amendment No. 14, of even date herewith (the "Amendment"), to the Airbus A320 Family Purchase Agreement dated as of May 5, 2004, as amended from time to time (the "Agreement"), which Agreement covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 to the Amendment (the "Letter Agreement") certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1	CREDIT MEMORANDUMS

1.1 A320 Group 3 Aircraft

1.1.1	In consideration of the Buyer's order for twenty (20) A321 Amd 14 Aircraft, [***] of each A320 Group 3 Aircraft, the Seller will provide the Buyer with a credit in the amount of [***] (the "[***]").

1.1.2	[***]

1.1.3	[***]

1.2 A321 Amd 14 Aircraft

1.2.1	[***] of each A321 Amd 14 Aircraft, the Seller will provide to the Buyer a credit of [***] (the "[***]").

1.2.2	[***]

1.2.3	[***]

1.3 Converted A321 Aircraft

1.3.1	[***] of each Converted A321 Aircraft, the Seller will provide to the Buyer a credit of [***] (the "[***]").

1.3.2	[***]

1.3.3	[***]

1.4 [***]

2	AIRCRAFT NON-DELIVERY

[***]

3	AMENDMENTS

3.1 Escalation Protection

[***]

3.2 SAVE Credit

Paragraph 6 of Letter Agreement No. 1 to Amendment No. 11 to the Agreement is deleted in its entirety and replaced by the following quoted text:

"6 SAVE CREDIT

6.1	[***]

6.2	[***]

6.3	The Save Credit will be deemed an A320 Group 3 Aircraft Credit Memoranda as set forth in Paragraph 2 of this Letter Agreement.

4	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 20 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 20.3.3 or 20.3.4 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

5	CONFIDENTIALITY

This Amendment and the terms and condition hereof are subject to the terms and conditions of Clause 22.7 of the Agreement.

6	GOVERNING LAW

THIS LETTER AGREEMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.
IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

7	COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ John J. Leahy

Its: Chief Operating Officer - Customers

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By: /s/ Thomas Canfield

Its: SVP & General Counsel

LETTER AGREEMENT NO. 2

TO

AMENDMENT NO. 14

As of June 20, 2013

Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

RE: PAYMENT TERMS

Dear Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the "Buyer") and AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.) (the "Seller") have entered into Amendment No. 14, of even date herewith (the "Amendment"), to the Airbus A320 Family Purchase Agreement dated as of May 5, 2004, as amended from time to time (the "Agreement"), which Agreement covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 2 to the Amendment (the "Letter Agreement") certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter

Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1	PAYMENT TERMS

1.	Clause 5.2.3C of the Agreement is deleted in its entirety and replaced with the following:

"C.	Predelivery Payments for each A320 Group 3 Aircraft, A321 Amd 14 Aircraft and Converted A321 Aircraft will be paid to the Seller according to the following schedule:

Payment Date		Percentage of Predelivery Payment Reference Price
[***]	[***]	[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]		[***]

1.2	All Predelivery Payments that are due prior to signature of the Amendment will be paid at signature of the Amendment.

2	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 20 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 20.3.3 or 20.3.4 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

3	CONFIDENTIALITY

This Amendment and the terms and condition hereof are subject to the terms and conditions of Clause 22.7 of the Agreement.

4	GOVERNING LAW

THIS LETTER AGREEMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.
IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

5	COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ John J. Leahy

Its: Chief Operating Officer - Customers

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By: /s/ Thomas Canfield

Its: SVP & General Counsel

LETTER AGREEMENT NO. 3

TO

AMENDMENT NO. 14

As of June 20, 2013

Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

RE: MISCELLANEOUS

Dear Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the "Buyer") and AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.) (the "Seller") have entered into Amendment No. 14, of even date herewith (the "Amendment"), to the Airbus A320 Family Purchase Agreement dated as of May 5, 2004, as amended from time to time (the "Agreement"), which Agreement covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 3 to the Amendment (the "Letter Agreement") certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1	AMENDMENT

1.1 Delivery

Paragraph 4 of Letter Agreement No. 3 to Amendment No. 11 to the Agreement is deleted in its entirety and replaced by the following quoted text:

[***]

1.2 Excusable Delay

Clause 10.5.2 of the Agreement is deleted in its entirety and replaced with the following quoted text:

[***]

1.3 Inexcusable Delay

1.3.1	Clause 11.1.1 of the Agreement is deleted in its entirety and replaced with the following quoted text:

"11.1.1 Liquidated Damages in the case of an Inexcusable Delay

Should an A319 Aircraft, A320 Aircraft, A320 Group 1 Aircraft, A320 Group 2 Aircraft, A320 Group 3 Aircraft, A321 Aircraft, A321 Amd 14 Aircraft or Converted A321 Aircraft not be Ready for Delivery within [***], then such delay will be termed an "Inexcusable Delay." In the event of an Inexcusable Delay, the Buyer will have the right to claim, and the Seller will pay the Buyer liquidated damages of [***].

[***]

1.3.2	Clause 11.1.2 of the Agreement is deleted in its entirety and replaced with the following quoted text:

"11.1.2 Liquidated Damages with Short Term Notice Inexcusable Delay

[***]

1.4 Aircraft Non-Delivery

Paragraph 1 of Letter Agreement No. 4 to Amendment No. 11 to the Agreement is deleted in its entirety and replaced by the following quoted text:

"1 AIRCRAFT NON-DELIVERY

[***]

2	PERFORMANCE GUARANTEES

Within ninety (90) days after execution of this Letter Agreement, the parties will negotiate in good faith to agree and execute performance guarantees for the

(i)	A321 Amd 14 Aircraft and Converted A321 Aircraft on substantially similar terms to those set forth in Letter Agreement No. 6 to the Agreement, and

(ii)	A321 Amd 14 NEO Aircraft on substantially similar terms to those set forth in the Amended and Restated Letter Agreement No. 7 to Amendment No. 11 to the Agreement.

3	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 20 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 20.3.3 or 20.3.4 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

4	CONFIDENTIALITY

This Amendment and the terms and condition hereof are subject to the terms and conditions of Clause 22.7 of the Agreement.

5	GOVERNING LAW

THIS LETTER AGREEMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.
IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

6	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ John J. Leahy

Its: Chief Operating Officer - Customers

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By: /s/ Thomas Canfield

Its: SVP & General Counsel

LETTER AGREEMENT NO. 4

TO

AMENDMENT NO. 14

As of June 20, 2013

Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

RE: SUPPORT MATTERS

Dear Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the "Buyer") and AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.) (the "Seller") have entered into Amendment No. 14, of even date herewith (the "Amendment"), to the Airbus A320 Family Purchase Agreement dated as of May 5, 2004, as amended from time to time (the "Agreement"), which Agreement covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 4 to the Amendment (the "Letter Agreement") certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1	SCOPE

Except as set forth in this Letter Agreement, the terms of Letter Agreement No. 5 to the Agreement do not apply to the A321 Amd 14 Aircraft or the Converted A321 Aircraft.

2	SELLER REPRESENTATIVES

[***]

3	SERVICE LIFE POLICY

Paragraph 8 of Letter Agreement No. 5 to the Agreement applies to the A321 Amd 14 Aircraft and Converted A321 Aircraft.

4	AMENDMENTS

4.1 Clause 12 - Warranty

Clause 12.1.3(ii) of the Agreement is deleted in its entirety and replaced with the following:

"(ii)
With respect to the A320 Group 3 Aircraft, A321 Amd 14 Aircraft, Converted A321 Aircraft and NEO Aircraft, the warranties described in Clauses 12.1.1 and 12.1.2 hereinabove will be limited to those defects that become apparent within [***] after Delivery of such affected A320 Group 3 Aircraft, A321 Amd 14 Aircraft, Converted A321 Aircraft or NEO Aircraft (the "Extended Warranty Period")."

4.2 Clause 16 - Training and Training Aids

Appendix A-1 to Clause 16 of the Agreement is deleted in its entirety and replaced by the revised Appendix A-1 set forth in Appendix 1 hereto.

4.3 Goods and Services Credit Memorandum

Paragraph 8.1 of Letter Agreement No. 5 to Amendment No. 11 to the Agreement is deleted in its entirety and replaced by the following:

"8.1
In respect of each A320 Group 3 Aircraft, A321 Amd 14 Aircraft, Converted A321 Aircraft and NEO Aircraft, the Seller will provide to the Buyer upon Delivery of each such Aircraft the following credit memorandum (the "Goods and Services Credit Memoranda"):

[***]

The Goods and Services Credit Memoranda are quoted at delivery conditions prevailing in the A320 Family Base Period and will be adjusted in accordance with the Seller Price Revision Formula 2011, as adjusted in accordance with Paragraph 5 of Letter Agreement No. 1 to the Amendment. "

5	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 20 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 20.3.3 or 20.3.4 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

6	CONFIDENTIALITY

This Amendment and the terms and condition hereof are subject to the terms and conditions of Clause 22.7 of the Agreement.

7	GOVERNING LAW

THIS LETTER AGREEMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.
IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

8	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ John J. Leahy

Its: Chief Operating Officer - Customers

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By: /s/ Thomas Canfield

Its: SVP & General Counsel

Appendix 1

APPENDIX "A-1" TO CLAUSE 16

TRAINING ALLOWANCES

For the avoidance of doubt, all quantities indicated below are the total quantities granted for the whole of the Buyer's fleet of ninety-five (95) additional Aircraft made up of twenty (20) A320 Group 3 Aircraft, ten (10) Converted A321 Aircraft, twenty (20) A321 Amd 14 Aircraft, thirty (30) A320 NEO Aircraft and fifteen (15) A321 Amd 14 NEO Aircraft, unless otherwise specified. For the purposes of this Appendix A-1, the defined term "Aircraft" is limited to the twenty (20) A320 Group 3 Aircraft, ten (10) Converted A321 Aircraft, twenty (20) A321 Amd 14 Aircraft, thirty (30) A320 NEO Aircraft and fifteen (15) A321 Amd 14 NEO Aircraft.

The contractual training courses defined in this Appendix A-1 will be provided up to [***] after Delivery of the last firmly ordered Aircraft delivered under this Agreement.

Notwithstanding the above, flight operations training courses granted per firmly ordered Aircraft in this Appendix A-1 will be provided by the Seller within a period starting six (6) months before and ending six (6) months after said Aircraft Delivery.

Any deviation to said training delivery schedule will be mutually agreed between the Buyer and the Seller.

1	FLIGHT OPERATIONS TRAINING

1.1	Flight Crew Training

The Seller will provide to the Buyer [***] flight crew training (standard transition course) for [***] of the Buyer's flight crews per firmly ordered A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft and [***] of the Buyer's flight crews per firmly ordered A321 Amd 14 Aircraft.

The Seller will provide to the Buyer [***] hours of dry simulator time in consideration of the Buyer's order for A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft.

The Seller will provide to the Buyer [***] hours of dry simulator time in consideration of the Buyer's order for firmly ordered A321 Amd 14 Aircraft.

1.2	Low Visibility Operations Training

The Seller will provide [***] Low Visibility Operations Training for [***] flight crews per firmly ordered A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft and [***] flight crews per firmly ordered A321 Amd 14 Aircraft.

1.3	Flight Crew Line Initial Operating Experience

The Seller will provide to the Buyer pilot Instructor (s) [***] for a period of [***] months in consideration of the Buyer's order for A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft.

The Seller will provide to the Buyer pilot Instructor (s) [***] for a period of [***] months in consideration of the Buyer's order for A321 Amd 14 Aircraft.

Unless otherwise agreed during the Training Conference, in order to follow the Aircraft Delivery schedule, the maximum number of pilot instructors present at any one time will be limited to [***] pilot instructors.

1.4	Type Specific Cabin Crew Training Course

The Seller will provide to the Buyer [***] type specific training for cabin crews for [***] of the Buyer's cabin crew instructors, pursers or cabin attendants in consideration of the Buyer's order for A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft.

The Seller will provide to the Buyer [***] type specific training for cabin crews for [***] of the Buyer's cabin crew instructors, pursers or cabin attendants in consideration of the Buyer's order for A321 Amd 14 Aircraft.

1.5 Airbus Pilot Instructor Course (APIC)

The Seller will provide to the Buyer transition Airbus pilot instructor course(s) (APIC), for flight and synthetic instruction, [***] for the Buyer's personnel [***] for [***] of the Buyer's flight instructors in consideration of the Buyer's order for A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft.

The Seller will provide to the Buyer transition Airbus pilot instructor course(s) (APIC), for flight and synthetic instruction, [***] for the Buyer's personnel [***] for [***] of the Buyer's flight instructors in consideration of the Buyer's order for A321 Amd 14 Aircraft.

APIC courses will be performed in groups of [***] trainees.

2	PERFORMANCE / OPERATIONS COURSE(S)

The Seller will provide to the Buyer [***] trainee days of performance / operations training [***] for the Buyer's personnel in consideration of the Buyer's order for A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft.

The Seller will provide to the Buyer [***] trainee days of performance / operations training [***] for the Buyer's personnel in consideration of the Buyer's order for A321 Amd 14 Aircraft.

3	MAINTENANCE TRAINING

3.1
The Seller will provide to the Buyer [***] trainee days of maintenance training [***] for the Buyer's personnel in consideration of the Buyer's order for A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft.

The Seller will provide to the Buyer [***] trainee days of maintenance training [***] for the Buyer's personnel in consideration of the Buyer's order for A321 Amd 14 Aircraft.

3.2	The Seller will provide to the Buyer [***] Engine Run-up course.

4	TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

4.1
For instruction at the Seller's Training Centers: one (1) day of instruction for one (1) trainee equals one (1) trainee day. The number of trainees [***] will be counted as the number of trainees to have taken the course.

4.2
For instruction outside of the Seller's Training Centers: one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of [***] trainee days, except for structure maintenance training course(s).

4.3
For structure maintenance training courses outside the Seller's Training Center(s), one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or the minimum number of trainees [***].

4.4
For practical training, whether on training devices or on aircraft, one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of [***] trainee days.

LETTER AGREEMENT NO. 5

TO

AMENDMENT NO. 14

As of June 20, 2013

Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

RE: FLEXIBILITY

Dear Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the "Buyer") and AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.) (the "Seller") have entered into Amendment No. 14, of even date herewith (the "Amendment"), to the Airbus A320 Family Purchase Agreement dated as of May 5, 2004, as amended from time to time (the "Agreement"), which Agreement covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 5 to the Amendment (the "Letter Agreement") certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1	CONVERSION RIGHT

1.1	[***]

1.2 CEO Conversion Right Exercise

[***]

1.3 Special Credit Memorandum

1.3.1	[***] of each 2013 Converted Aircraft, the Seller will grant to the Buyer, a credit memorandum in the amount of [***] (the "[***]").

1.3.2	[***]

1.3.3	[***]

2	AMENDMENT

Clause 0 of the Agreement is amended to delete the definition of A321 NEO Aircraft and replace such definition with the following:

"A321 NEO Aircraft - any or all of the (i) A320 NEO Aircraft converted to firmly ordered A321-200 model aircraft with the New Engine Option or (ii) 2013 Converted Aircraft, including the A321 NEO Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A321 NEO Propulsion Systems installed thereon upon Delivery."

3	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 20 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 20.3.3 or 20.3.4 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

4	CONFIDENTIALITY

This Amendment and the terms and condition hereof are subject to the terms and conditions of Clause 22.7 of the Agreement.

5	GOVERNING LAW

THIS LETTER AGREEMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.
IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

6	COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ John J. Leahy

Its: Chief Operating Officer - Customers

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By: /s/ Thomas Canfield

Its: SVP & General Counsel

Exhibit 10.56

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO ITEM 601(b)(10)(iv) WHEREBY CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED: [***]

AMENDMENT NO. 15

TO

THE A320 FAMILY PURCHASE AGREEMENT

Dated as of May 5, 2004

BETWEEN AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.)

AND

SPIRIT AIRLINES, INC.

This Amendment No. 15 to the A320 Family Purchase Agreement dated as of May 5, 2004 (this "Amendment"), is entered into as of November 21, 2013, by and between AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.), organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond Point Maurice Bellonte, 31700 Blagnac, France (the "Seller") and SPIRIT AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at 2800 Executive Way, Miramar, Florida 33025, U.S.A. (the "Buyer").

WHEREAS, the Buyer and the Seller have entered into an A320 Family Purchase Agreement, dated as of May 5, 2004, which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time is hereinafter called the "Agreement"; and

WHEREAS, the Buyer has requested and the Seller has agreed to advance the Scheduled Delivery Months of [***] A320 Aircraft in accordance with the terms and conditions herein, and

WHEREAS, the Buyer and the Seller will amend certain other terms of the Agreement in consideration of the foregoing.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms "herein," "hereof," and "hereunder" and words of similar import refer to this Amendment.

1 -	AMENDMENT

Delivery Stream
Clause 9.1.1.3 of the Agreement is deleted in its entirety and is replaced by the following:

QUOTE

9.1.1.3	The Scheduled Delivery Months for the A320 Group 1 Aircraft and A320 Group 2 Aircraft are as follows:

Aircraft	Quantity	Month	Year	CAC ID No.

A320 Group 1 Aircraft	[***]	[***]	[***]	[***]
A320 Group 1 Aircraft	[***]	[***]	[***]	[***]
A320 Group 1 Aircraft	[***]	[***]	[***]	[***]
A320 Group 1 Aircraft	[***]	[***]	[***]	[***]
A320 Group 1 Aircraft	[***]	[***]	[***]	[***]
A320 Group 1 Aircraft	[***]	[***]	[***]	[***]
A320 Group 1 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]

UNQUOTE

For the avoidance of doubt, the entire delivery schedule for the Buyer's backlog Aircraft is included in Appendix A of this Amendment No. 15.

2 -	PROPULSION SYSTEMS

A320 Group 3 Aircraft Propulsion Systems Selection
The Buyer and the Seller hereby acknowledge and agree that the A320 Group 3 Aircraft will be delivered with two (2) IAE V2527-A5 Propulsion Systems.

3 -	CONDITION PRECEDENT

It is a condition precedent to the effectiveness of this Amendment No. 15 that, at the time of execution hereof, the Buyer shall pay to the Seller

US $[***]
(US dollars - [***])

as Predelivery Payments due in respect of A320 Group 2 Aircraft bearing CAC ID [***] and A320 Group 2 Aircraft bearing CAC ID [***].

4 -	EEFFECT OF THE AMENDMENT

4.1	The Agreement as amended by this Amendment contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written between the Buyer and the Seller.

4.2	The Agreement will be deemed amended to the extent provided in this Amendment and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms.

5 -	CONFIDENTIALITY

This Amendment and the terms and condition hereof are subject to the terms and conditions of Clause 22.7 of the Agreement.

6 -	GOVERNING LAW

6.1	THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREIN WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

6.2	IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

7 -	COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed will be an original, but all such counterparts will together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

SPIRIT AIRLINES, INC.		AIRBUS S.A.S.

By:	/s/ Edward M. Christie	By:	/s/ Christophe Mourey
Its:	SVP and CFO	Its:	SVP Contracts

APPENDIX A

CAC ID	Aircraft	Delivery Period	CAC ID	Aircraft	Delivery Period
[***]	A320 Group 2 Aircraft	[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	Converted A321 Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	Converted A321 Aircraft	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	A321 Amd 14 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A321 Amd 14 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A321 Amd 14 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A321 Amd 14 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	Converted A321 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A321 Amd 14 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A321 Amd 14 Aircraft	[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	A320 NEO Aircraft	[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	Converted A321 Aircraft	[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	Converted A321 Aircraft	[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	Converted A321 Aircraft	[***]	[***]	Converted A321 Aircraft	[***]
[***]	Converted A321 Aircraft	[***]	[***]	Converted A321 Aircraft	[***]

APPENDIX A

[***]	Converted A321 Aircraft	[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	A320 NEO Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 NEO Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	2013 Converted Aircraft (A321 NEO)	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 NEO Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 NEO Aircraft	[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	A320 NEO Aircraft	[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	A320 NEO Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 NEO Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 NEO Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 NEO Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A321 Amd 14 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A321 Amd 14 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]

Exhibit 10.56

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO ITEM 601(b)(10)(iv) WHEREBY CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED: [***]

AMENDMENT NO. 16

TO

THE A320 FAMILY PURCHASE AGREEMENT

Dated as of May 5, 2004

BETWEEN AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.)

AND

SPIRIT AIRLINES, INC.

This Amendment No. 16 to the A320 Family Purchase Agreement dated as of May 5, 2004 (this "Amendment"), is entered into as of December 17, 2013, by and between AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.), organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond Point Maurice Bellonte, 31700 Blagnac, France (the "Seller") and SPIRIT AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at 2800 Executive Way, Miramar, Florida 33025, U.S.A. (the "Buyer").

WHEREAS, the Buyer and the Seller have entered into an A320 Family Purchase Agreement, dated as of May 5, 2004, which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time is hereinafter called the "Agreement"; and

WHEREAS, the Buyer has requested and the Seller has agreed to advance the Scheduled Delivery Months of [***] A320 Aircraft in accordance with the terms and conditions herein, and

WHEREAS, the Buyer and the Seller will amend certain other terms of the Agreement in consideration of the foregoing.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms "herein," "hereof," and "hereunder" and words of similar import refer to this Amendment.

1 -	AMENDMENTS

1.1	Delivery Stream

Clause 9.1.1.3 of the Agreement is deleted in its entirety and is replaced by the following:

QUOTE

9.1.1.3	The Scheduled Delivery Months for the A320 Group 1 Aircraft and A320 Group 2 Aircraft are as follows:

Aircraft	Quantity	Month	Year	CAC ID No.

A320 Group 1 Aircraft	[***]	[***]	[***]	[***]
A320 Group 1 Aircraft	[***]	[***]	[***]	[***]
A320 Group 1 Aircraft	[***]	[***]	[***]	[***]
A320 Group 1 Aircraft	[***]	[***]	[***]	[***]
A320 Group 1 Aircraft	[***]	[***]	[***]	[***]
A320 Group 1 Aircraft	[***]	[***]	[***]	[***]
A320 Group 1 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
A320 Group 2 Aircraft	[***]	[***]	[***]	[***]
UNQUOTE

For the avoidance of doubt, the entire delivery schedule for the Buyer's backlog Aircraft is included in Appendix A of this Amendment No. 16.

1.2	PRICE

Clauses 3.1.1.3.4 and 3.1.1.3.5 of the Agreement are deleted in their entirety and are replaced with the following:

QUOTE

3.1.1.3.4 The base price (the "CFMI LEAP-X1A26 Base Price") of a set of two (2) CFM International LEAP-X1A26 engines, at delivery conditions prevailing in January 2011 is:

US$ [***]
(US dollars-[***]).

Said base price has been calculated from the reference price (the " CFMI LEAP-X1A26 Reference Price") indicated by the NEO Propulsion System Manufacturer of US$ [***] (US dollars - [***]) in accordance with delivery conditions prevailing in January 2010.

3.1.1.3.5 The base price (the "PW1127G-JM Base Price") of a set of two (2) Pratt & Whitney PW1127G-JM engines, at delivery conditions prevailing in January 2011 is:

US$ [***]
(US dollars-[***]).

Said base price has been calculated from the reference price (the " PW1127G-JM Reference Price") indicated by the NEO Propulsion System Manufacturer of US$ [***] (US dollars-[***]) in accordance with delivery conditions prevailing in January 2010.

UNQUOTE

2 -	CONDITION PRECEDENT

It is a condition precedent to the effectiveness of this Amendment No. 16 that, at the time of execution hereof, the Buyer shall pay to the Seller

US $[***]
(US dollars - [***])

as Predelivery Payments due in respect of A320 Group 2 Aircraft bearing CAC ID [***] and A320 Group 2 Aircraft bearing CAC ID [***].

3 -	EEFFECT OF THE AMENDMENT

3.1	The Agreement as amended by this Amendment contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written between the Buyer and the Seller.

3.2	The Agreement will be deemed amended to the extent provided in this Amendment and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms.

4 -	CONFIDENTIALITY

This Amendment and the terms and condition hereof are subject to the terms and conditions of Clause 22.7 of the Agreement.

5 -	GOVERNING LAW

5.1	THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREIN WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

5.2	IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

6 -	UCOUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed will be an original, but all such counterparts will together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

SPIRIT AIRLINES, INC.		AIRBUS S.A.S.

By:	/s/ Edward M. Christie	By:	/s/ Christophe Mourey
Its:	SVP and CFO	Its:	SVP Contracts

APPENDIX A

Delivery Period	Aircraft	CAC ID	Delivery Period	Aircraft	CAC ID
[***]	A320 Group 2 Aircraft	[***]	[***]	Converted A321 Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	Converted A321 Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	Converted A321 Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	Converted A321 Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	Converted A321 Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	Converted A321 Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A321 Amd 14 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A321 Amd 14 Aircraft	[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	A320 Group 2 Aircraft	[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A321 Amd 14 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A321 Amd 14 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A321 Amd 14 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A321 Amd 14 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A321 Amd 14 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A321 Amd 14 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A321 Amd 14 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A321 Amd 14 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]

APPENDIX A

[***]	A320 Group 3 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	Converted A321 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A321 Amd 14 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A321 Amd 14 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	Converted A321 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A321 Amd 14 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	Converted A321 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A321 Amd 14 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	A320 Group 3 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]
[***]	Converted A321 Aircraft	[***]	[***]	A320 NEO Aircraft	[***]

Exhibit 10.56

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO ITEM 601(b)(10)(iv) WHEREBY CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED: [***]

AMENDMENT NO. 17

TO

THE A320 FAMILY PURCHASE AGREEMENT

Dated as of May 5, 2004

BETWEEN AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.)

AND

SPIRIT AIRLINES, INC.

This Amendment No. 17 to the A320 Family Purchase Agreement dated as of May 5, 2004 (this "Amendment"), is entered into as of March 11th, 2014, by and between AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.), organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond Point Maurice Bellonte, 31700 Blagnac, France (the "Seller") and SPIRIT AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at 2800 Executive Way, Miramar, Florida 33025, U.S.A. (the "Buyer").

WHEREAS, the Buyer and the Seller have entered into an A320 Family Purchase Agreement, dated as of May 5, 2004, which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time is hereinafter called the "Agreement"; and

WHEREAS, the Buyer has requested and the Seller has agreed to convert [***] A320 Group 3 Aircraft to Converted A321 Aircraft, convert [***] A320 NEO Aircraft to A321 NEO Aircraft and reschedule [***] A320 Group 3 Aircraft in accordance with the terms and conditions herein, and

WHEREAS, the Buyer and the Seller will amend certain other terms of the Agreement in consideration of the foregoing.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms "herein," "hereof," and "hereunder" and words of similar import refer to this Amendment.

1 -	SCOPE

1.1	Additional A320 Group 3 Aircraft conversions to Converted A321 Aircraft
The Buyer's order for Aircraft is hereby amended to increase the number of A320 Group 3 Aircraft that are converted to Converted A321 Aircraft as defined herein, from ten (10) pursuant to Amendment No. 14 to fifteen (15). A320 Group 3 Aircraft bearing CAC ID Nos. [***] are hereby converted to Converted A321 Aircraft pursuant to the terms and conditions herein.

1.2	A320 NEO Aircraft conversions to A321 NEO Aircraft
Notwithstanding the provisions of Clause 2.1.2 of the Agreement, the Buyer hereby irrevocably exercises five (5) NEO Conversion Rights on A320 NEO Aircraft bearing CAC ID Nos. [***], thereby converting them to A321 NEO Aircraft (the "2014 Converted A321 NEO Aircraft") pursuant to the terms and conditions herein.

1.3	A320 Group 2 Aircraft and A320 Group 3 Aircraft Advancements

1.3.1	On an exceptional basis and in recognition of the Buyer's desire to accelerate growth of its fleet of A321 aircraft, the A320 Group 3 Aircraft bearing CAC ID No. [***] which is being converted to a Converted A321 Aircraft through the execution of this Amendment No. 17, is hereby advanced from its original Scheduled Delivery Month of [***] to its new Scheduled Delivery Month of [***].

1.3.2	In order to streamline the customization process and reduce the period of time during which A320 Group 2 Aircraft and A320 Group 3 Aircraft are being delivered concurrently, the Seller hereby advances the Scheduled Delivery Month of A320 Group 2 Aircraft bearing CAC ID No. [***], from [***] to [***].

1.4	A320 Group 3 Aircraft Rescheduling
In an effort to assist the Buyer in redistributing its backlog Aircraft, the Buyer and the Seller agree to reschedule two (2) A320 Group 3 Aircraft bearing CAC ID Nos. [***], originally scheduled for delivery in [***] to [***].

For the purpose of this Amendment No.17 to the Agreement, the Aircraft mentioned in Clause 1 shall be hereinafter referred to as the "Amendment No. 17 Aircraft".

2 -	AMENDMENTS

2.1	Definitions

Clause 0 of the Agreement is amended to either modify or add the terms and corresponding definitions set forth below:

A319 NEO Standard Specification - has the meaning set out in Clause 2.1.2.2

A320 Family Base Period - the average economic conditions prevailing in December 2009, January 2010, February 2010 and corresponding to a theoretical delivery in January 2011.

A320 Group 3 Aircraft - any or all of the fifteen (15) firmly ordered A320-200 model aircraft for which the delivery schedule is set forth in Clause 9.1.1.4 hereof, including the A320 Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A320 Propulsion Systems installed thereon upon delivery.

A320 NEO Aircraft - any or all of the forty (40) firmly ordered A320-200N type Aircraft for which the delivery schedule is set forth in Clause 9.1.1.5 hereof.

A320 NEO Aircraft Specification - The A320 NEO Aircraft shall be manufactured in accordance with the A320 NEO Standard Specification, as may already have been modified or varied at the date of this Agreement by the Specification Change Notices listed in Exhibit A-4C.

A320 NEO Standard Specification means the A320-200N standard specification document Number D.000.02000N Issue 1, dated 21st December 2013, a copy of which has been annexed hereto as Exhibit A-2C.

A321 NEO Standard Specification - has the meaning set out in Clause 2.1.2.2

Base Price of the A321 Amd. 14 Airframe - as defined in Clause 3.1.1.2.10

Base Price of the Converted A321 Airframe - as defined in Clause 3.1.1.2.10

Converted A321 Aircraft - any or all of the fifteen (15) firmly ordered A321-200 model aircraft that have been converted from A320 Group 3 Aircraft and for which the delivery schedule is set forth in Clause 9.1.1.4, including the Converted A321 Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A321 Propulsion System installed thereon upon delivery.

Irrevocable SCNs - the list of SCNs set forth in Exhibits A-4D and A-4E that are irrevocably part of the A319 NEO Aircraft and A321 NEO Aircraft, respectively.

New Order Aircraft - any or all of the New Order CEO Aircraft and New Order NEO Aircraft.

New Order CEO Aircraft - any or all of the A320 Group 3 Aircraft and Converted A321 Aircraft.

New Order NEO Aircraft - any or all of the A320 NEO Aircraft and 2014 Converted A321 NEO Aircraft

NEO Standard Specification means individually or collectively the A319 NEO Standard Specification, the A320 NEO Standard Specification or the A321 NEO Standard Specification, as applicable.

Sharklets - a new large wingtip device, designed to enhance the eco-efficiency and payload range performance of the A320 family aircraft, and which are fitted on the NEO Aircraft and are part of the A320 NEO Standard Specification or the Irrevocable SCNs, as applicable.

Specification - any or all of the A319 Aircraft Iss. 7 Specification, A319 Specification, A320 Aircraft Iss 7. Specification, A320 Aircraft Iss. 8 Specification, A320 Specification, A320 NEO Aircraft Specification, A321 Aircraft Iss. 5 Specification and A321 Specification, as the context may require.

Standard Specification - any or all of the A319 Aircraft Iss. 7 Standard Specification, A319 Standard Specification, A320 Aircraft Iss. 7 Standard Specification, A320 Aircraft Iss. 8 Standard Specification, A320 Standard Specification, A320-200N standard specification Iss. 1, A321 Aircraft Iss. 5 Standard Specification and A321 Standard Specification, as applicable."

2.2	Specification

2.2.1	Clause 2.1 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

2.1 Aircraft Specification

2.1.1	The Aircraft will be manufactured in accordance with the following Specifications:

Aircraft	Specification
A319 Aircraft	A319 Specification
A319 NEO Aircraft	A319 Aircraft Iss. 7 Specification
A320 Aircraft	A320 Specification
A320 Group 1 Aircraft	A320 Aircraft Iss. 7 Specification
A320 Group 2 Aircraft, A320 Group 3 Aircraft	A320 Aircraft Iss. 8 Specification
A320 NEO Aircraft	A320 NEO Aircraft Specification
A321 Aircraft	A321 Specification
A321 Amd 14 Aircraft	A321 Aircraft Iss. 5 Specification
Converted A321 Aircraft	A321 Aircraft Iss. 5 Specification
A321 NEO Aircraft	A321 Aircraft Iss. 5 Specification

2.1.2 A319 and A321 NEO Aircraft Specification

2.1.2.1 New Engine Option

The Seller is currently developing a new engine option (the "New Engine Option" or "NEO"), applicable to the A319/A321 aircraft. The specification of:

(i) The A319 NEO Aircraft shall be derived from the A319 Aircraft Iss. 7 Standard Specification and based on the A319 NEO Propulsion Systems, and

(ii) INTENTIONALLY LEFT BLANK

(iii) the A321 NEO Aircraft shall be derived from the A321 Aircraft Iss. 5 Standard Specification and based on the A321 NEO Propulsion Systems.

In addition, each such specification shall also include Sharklets, required airframe structural adaptations and Aircraft systems and software adaptations required to operate such New Engine Option Aircraft. The foregoing is currently reflected in the Irrevocable SCNs listed in Exhibits, A-4D and A-4E, the implementation of which is hereby irrevocably accepted by the Buyer.

2.1.2.2 Notwithstanding the foregoing, upon the freeze of the technical configuration applicable to the combination of the respective CEO Standard Specification(s) and the corresponding Irrevocable SCNs, the Seller shall issue respectively an A319-100N Standard Specification Issue 1 (the "A319 NEO Aircraft Standard Specification") and an A321-200N Standard Specification Issue 1 (the "A321 NEO Aircraft Standard Specification"), which shall each automatically supersede the combination of the respective CEO Standard Specification(s) and the corresponding Irrevocable SCNs. The A319 NEO Aircraft and the A321 NEO Aircraft shall be manufactured in accordance with each such Issue 1 of the A319 NEO Aircraft Standard Specification and A321 NEO Aircraft Standard Specification, as applicable, as may already have been modified or varied at the date of this Agreement by the Specification Change Notices listed in Exhibit A4-D and Exhibit A-4E.

2.1.2.3 A319 NEO and A321 NEO Weights

The New Engine Option shall modify the design weights of the respective CEO Standard Specifications as follows:

	A319-100	A321-200
MTOW	[***]	[***]
MLW	[***]	[***]
MZFW	[***]	[***]

The estimated basic Manufacturer's Weight Empty (MWE) of the respective CEO Standard Specifications § 13-10.01.00 shall be modified as follows:

Propulsion Systems as per Clause 2.3	A319-100	A321-200
PW	[***]	[***]

It is agreed and understood that the above weights may be updated in each of the A319 NEO Standard Specification and A321 NEO Standard Specification.

UNQUOTE

2.2.1.1	EXHIBIT A-4C to the Agreement is deleted in its entirety and is replaced with the Exhibit A-4C set forth hereto.

2.2.1.2	EXHIBIT A-4E to the Agreement is deleted in its entirety and is replaced with the Exhibit A-4E set forth hereto.

2.3	PRICE
Clause 3.1 and 3.2 of the Agreement are hereby deleted in their entirety and are replaced with the following quoted text:

QUOTE

3 -	PRICE

3.1	Base Price of the Aircraft

3.1.1	The Base Price of each applicable Aircraft is the sum of:

(i) The Base Price of the applicable Airframe, and

(ii) the Base Price of the applicable Propulsion Systems for the Aircraft.

3.1.1.2	Base Price of the Airframe

3.1.1.2.1	INTENTIONALLY LEFT BLANK

3.1.1.2.2	INTENTIONALLY LEFT BLANK

3.1.1.2.3	INTENTIONALLY LEFT BLANK

3.1.1.2.4	INTENTIONALLY LEFT BLANK

3.1.1.2.5	A320 Group 2 Airframe and A320 Group 3 Airframe

The "Base Price of the A320 Group 2 Airframe" and the "Base Price of the A320 Group 3 Airframe" is the sum of the Base Prices set forth below in (i) and (ii):

(i)	The Base Price of the A320 Group 2 Airframe and the Base Price of the A320 Group 3 Airframe, as defined in the A320 Aircraft Iss. 8 Standard Specification (excluding Buyer Furnished Equipment and SCNs) including nacelles and thrust reversers, which is:

US$ [***]
(US dollars-[***]), and

(ii)	the sum of the base prices of any and all SCNs set forth in Exhibit A-4B, which is:

US$ [***]
(US dollars-[***])

The Base Price of the A320 Group 2 Airframe and the Base Price of the A320 Group 3 Airframe have been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.

3.1.1.2.6	Base Price of the A320 NEO Airframe

The "Base Price of the A320 NEO Airframe" is the sum of the following base prices:

(i)	The base price of the A320 NEO Airframe as defined in the A320 NEO Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

US$ [***]
(US dollars-[***]), and

(ii)	the sum of the base prices of any and all SCNs set forth in Exhibit A-4C, which is:

US$ [***]
(US dollars-[***]), and

The Base Price of the A320 NEO Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.

3.1.1.2.7	The "Base Price of the A319 NEO Airframe" is the sum of the following base prices:

(i)	The base price of the A319 NEO Airframe as defined in the A319 Aircraft Iss. 7 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

US$ [***]
(US dollars-[***]), and

(ii)	the sum of the base prices of any and all SCNs (other than Irrevocable SCNs to the extent included in Clause (iii) below) set forth in Exhibit A-4D, which is:

US$ [***]
(US dollars-[***]), and

(iii)	the sum of the base prices of the Irrevocable SCNs set forth in Exhibit A-4D, which is the sum of:

(a)	The base price of the New Engine Option:

US$ [***]
(US dollars-[***]), and

(b)	The base price of the Sharklets:

US$ [***]
(US dollars-[***])

The Base Price of the A319 NEO Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.

3.1.1.2.8	Base Price of the A321 NEO Airframe

The "Base Price of the A321 NEO Airframe" is the sum of the following base prices:

(i)	The base price of the A321 NEO Airframe as defined in the A321 Aircraft Iss. 5 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

US$ [***]
(US dollars-[***]), and

(ii)	the sum of the base prices of any and all SCNs (other than Irrevocable SCNs to the extent included in Clause (iii) below) set forth in Exhibit A-4E, which is:

US$ [***]
(US dollars-[***]), and

(iii)	the sum of the base prices of the Irrevocable SCNs set forth in Exhibit A-4E, which is the sum of:

(a)	the base price of the New Engine Option:

US$ [***]
(US dollars-[***]), and

(b)	the base price of the Sharklets:

US$ [***]
(US dollars-[***])

The Base Price of the A321 NEO Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.

3.1.1.2.9	It is hereby agreed and understood between the parties that, upon issuance of the respective Issue 1.0 of the A319 NEO Standard Specification(s) and the A321 NEO Standard Specification, the Airframe Base Price reflecting the Airframe as defined in each such Standard Specification(s) shall correspond to the sum of (i) and (ii) as set forth in respectively Clauses 3.1.1.2.7 and 3.1.1.2.8 above, as applicable

3.1.1.2.10	A321 Amd 14 Airframe and Converted A321 Airframe

The Base Price of the A321 Amd 14 Airframe or the Converted A321 Airframe, as applicable, is the sum of the following Base Prices:

(i)	The Base Price of the A321 Amd 14 Airframe or the Converted A321 Airframe, as applicable, as defined in the A321 Aircraft Iss. 5 Standard Specification (excluding Buyer Furnished Equipment and SCNs), at delivery conditions prevailing in January 2011, which is:
US $ [***]
(US dollars-[***]), and

(ii)	The Base Price of anticipated SCNs for the A321 Amd 14 Aircraft and the Converted A321 Aircraft as set forth in Exhibit A-4F, at delivery conditions prevailing in January 2011, which is:

US $ [***]
(US dollars-[***]).

The Base Price of the A321 Amd 14 Airframe and the Converted A321 Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.

3.1.1.3	Base Price of the Propulsion Systems

3.1.1.3.1	INTENTIONALLY LEFT BLANK

3.1.1.3.2	A320 Propulsion Systems

The Base Price of the IAE V2527-A5 Propulsion Systems, at delivery conditions prevailing in January 2011, is:

US $[***]
(US dollars - [***])

Said Base Price has been calculated from the Reference Price for the A320 Propulsion Systems indicated by International Aero Engines of US $[***] (US dollars - [***]) in accordance with delivery conditions prevailing in January 2006.

3.1.1.3.3	A321 Propulsion Systems

The Base Price of the IAE V2533-A5 Propulsion Systems for the A321 Aircraft, at delivery conditions prevailing in January 2011, is:

US $[***]
(US dollars - [***])

Said Base Price has been calculated from the Reference Price for the A321 Propulsion Systems indicated by International Aero Engines of US $[***] (US dollars - [***]) in accordance with delivery conditions prevailing in January 2006.

3.1.1.3.4	INTENTIONALLY LEFT BLANK

3.1.1.3.5	The base price (the "PW1127G-JM Base Price") of a set of two (2) Pratt & Whitney PW1127G-JM engines, at delivery conditions prevailing in January 2011 is:

US$ [***]
(US dollars-[***]).

Said base price has been calculated from the reference price (the "PW1127G-JM Reference Price") indicated by the NEO Propulsion System Manufacturer of US$ [***] (US dollars-[***]) in accordance with the delivery conditions prevailing in January 2010.

3.1.1.3.6	Notwithstanding the foregoing, the Propulsion Systems Reference Prices correspond to the thrust ratings defined for the respective Propulsion Systems in Clause 2.3.2 and may be revised to reflect thrust rating adjustments upon final NEO specification freeze.

\

3.1.1.3.7	INTENTIONALLY LEFT BLANK

3.1.1.3.8	The base price (the "PW1124G-JM Base Price") of a set of two (2) Pratt & Whitney PW1124G-JM engines, at delivery conditions prevailing in January 2011 is:

US$ [***]
(US dollars-[***]).

Said base price has been calculated from the reference price (the "PW1124G-JM Reference Price") indicated by the NEO Propulsion System Manufacturer of US$ [***] (US dollars-[***]) in accordance with the delivery conditions prevailing in January 2010.

3.1.1.3.9	Notwithstanding the foregoing, the Propulsion Systems Reference Prices correspond to the thrust ratings defined for the respective Propulsion Systems in Clause 2.3.2 and may be revised to reflect thrust rating adjustments upon final NEO specification freeze.

3.1.1.3.10	INTENTIONALLY LEFT BLANK

3.1.1.3.11	The base price (the "PW1133G-JM Base Price") of a set of two (2) Pratt & Whitney PW1133G-JM engines, at delivery conditions prevailing in January 2011 is:

US$ [***]
(US dollars-[***]).

Said base price has been calculated from the reference price (the "PW1133G-JM Reference Price") indicated by the Propulsion System Manufacturer of US$ [***] (US dollars-[***]) in accordance with delivery conditions prevailing in January 2010.

3.1.1.3.12	Notwithstanding the foregoing, the Propulsion Systems Reference Prices correspond to the thrust ratings defined for the respective Propulsion Systems in Clause 2.3.2 and may be revised to reflect thrust rating adjustments upon final NEO specification freeze.

3.2	Final Contract Price

3.2.1	INTENTIONALLY LEFT BLANK

3.2.2	INTENTIONALLY LEFT BLANK

3.2.3	INTENTIONALLY LEFT BLANK

3.2.4	The Final Contract Price of an A320 Group 2 Aircraft, A320 Group 3 Aircraft, A321 Amd 14 Aircraft or Converted A321 Aircraft will be the sum of:

(i)	The Base Price of the A320 Group 2 Airframe, A320 Group 3 Airframe, A321 Amd 14 Airframe or Converted A321 Airframe, as applicable, as adjusted to the Delivery Date of such Aircraft, in accordance with the Seller Price Revision Formula 2011;

(ii)	the price of any SCNs for the A320 Group 2 Aircraft, A320 Group 3 Aircraft, A321 Amd 14 Aircraft or Converted A321 Aircraft, as applicable, entered into after the date of signature of this Agreement, as adjusted to the Delivery Date of such Aircraft, in accordance with the Seller Price Revision Formula 2011;

(iii)	the Reference Price of the A320 Propulsion Systems constituting a part of such A320 Group 2 Aircraft or A320 Group 3 Aircraft, or the A321 Propulsion System constituting a part of such A321 Amd 14 Aircraft or Converted A321 Aircraft, as applicable, and as adjusted to the Delivery Date of such Aircraft, in accordance with the Propulsion Systems Price Revision Formula;

(iv)	the aggregate of all increases or decreases to the Propulsion Systems Reference Price as agreed in any Specification Change Notice or part thereof applicable to the Propulsion Systems subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Clause 4.2; and

(v)	any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the A320 Group 2 Aircraft, A320 Group 3 Aircraft, A321 Amd 14 Aircraft or Converted A321 Aircraft, as applicable."

3.2.5	The Final Contract Price of an A320 NEO Aircraft will be the sum of:

(i)	The Base Price of the A320 NEO Airframe, as adjusted to the Delivery Date of such A320 NEO Aircraft in accordance with the Seller Price Revision Formula 2011;

(ii)	the price of any SCNs for the A320 NEO Aircraft entered into after the date of signature of this Amendment, as adjusted to the Delivery Date of such A320 NEO Aircraft in accordance with the Seller Price Revision Formula 2011;

(iii)	the Propulsion Systems Reference Price, as adjusted to the Delivery Date of such A320 NEO Aircraft in accordance with the relevant Propulsion Systems Price Revision Formula;

(iv)	the aggregate of all increases or decreases to the Propulsion Systems Reference Price as agreed in any Specification Change Notice or part thereof applicable to the Propulsion Systems subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Clause 4.2; and

(v)	any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the A320 NEO Aircraft.

3.2.6	The Final Contract Price of an A319 NEO Aircraft will be the sum of:

(i)	The Base Price of the A319 NEO Airframe, as adjusted to the Delivery Date of such A319 NEO Aircraft in accordance with the Seller Price Revision Formula 2011;

(ii)	the price of any SCNs for the A319 NEO Aircraft entered into after the date of signature of this Amendment, as adjusted to the Delivery Date of such A319 NEO Aircraft in accordance with the Seller Price Revision Formula 2011;

(iii)	the Propulsion Systems Reference Price, as adjusted to the Delivery Date of such A319 NEO Aircraft in accordance with the relevant Propulsion Systems Price Revision Formula;

(iv)	the aggregate of all increases or decreases to the Propulsion Systems Reference Price as agreed in any Specification Change Notice or part thereof applicable to the A319 NEO Propulsion Systems subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Clause 4.2; and

(v)	any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the A319 NEO Aircraft.

3.2.7	The Final Contract Price of an A321 NEO Aircraft will be the sum of:

(i)	The Base Price of the A321 NEO Airframe, as adjusted to the Delivery Date of such A321 NEO Aircraft in accordance with the Seller Price Revision Formula 2011;

(ii)	the price of any SCNs for the A321 NEO Aircraft entered into after the date of signature of this Amendment, as adjusted to the Delivery Date of such A321 NEO Aircraft in accordance with the Seller Price Revision Formula 2011;

(iii)	the Propulsion Systems Reference Price, as adjusted to the Delivery Date of such A321 NEO Aircraft in accordance with the relevant Propulsion Systems Price Revision Formula;

(iv)	the aggregate of all increases or decreases to the Propulsion Systems Reference Price as agreed in any Specification Change Notice or part thereof applicable to the A321 NEO Propulsion Systems subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Clause 4.2; and

(v)	any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the A321 NEO Aircraft.
UNQUOTE

2.4	Payment terms

2.4.1	Clause 5.2.2 of the Agreement is deleted in its entirety and is replaced with the following:

QUOTE

5.2.2 Predelivery Payments References Prices

5.2.2.1 INTENTIONALLY LEFT BLANK

5.2.2.2 The fixed Predelivery Payment Reference Price for the A320 Group 2 Aircraft is

US $[***]
(US dollars - [***])

5.2.2.3 The Predelivery Payment Reference Price for the A320 Group 3 Aircraft, A321 Amd 14 Aircraft, A321 Converted Aircraft and the NEO Aircraft is defined as:

A = [***]

where

A = the Predelivery Payment Reference Price for an A320 Group 3 Aircraft, A321 Amd 14 Aircraft, A321 Converted Aircraft and the NEO Aircraft to be delivered in calendar year T.

Pb = the Base Price of the relevant A320 Group 3 Aircraft, A321 Amd 14 Aircraft, A321 Converted Aircraft and the NEO Aircraft as defined in Clause 3 of the Agreement.

N = T - [***].

T = the year of delivery of the relevant A320 Group 3 Aircraft, A321 Amd 14 Aircraft, A321 Converted Aircraft and the NEO Aircraft.

UNQUOTE

2.4.2	Predelivery Payments

2.4.2.1	Prior to signature of this Amendment No. 17 to the Agreement, the Buyer has paid and the Seller has received Predelivery Payments amounting to US$ [***] (US dollars [***]) in respect of the Amendment 17 Aircraft.

2.4.2.2	Upon signature of this Amendment No. 17 to the Agreement, the Predelivery Payments due in respect of the Amendment No. 17 Aircraft are detailed under the "Due Predelivery Payments" column in table 1.

Aircraft	CAC ID	Converted/Advanced/Rescheduled	Due Predelivery Payments
A320	[***]	[***]	[***]
A320	[***]	[***]	[***]
A320	[***]	[***]	[***]
A320	[***]	[***]	[***]
A320	[***]	[***]	[***]
A320	[***]	[***]	[***]
A320	[***]	[***]	[***]
A320	[***]	[***]	[***]
A320	[***]	[***]	[***]
A320	[***]	[***]	[***]
A320	[***]	[***]	[***]
A320	[***]	[***]	[***]
A320	[***]	[***]	[***]
Total			[***]

Table 1

2.5 Delivery

2.5.1	Clauses 9.1.1.3, 9.1.1.4 and 9.1.1.5 of the Agreement are deleted in their entirety and are replaced with the following quoted text:

QUOTE

9.1.1.3 The Scheduled Delivery Months for the A320 Group 2 Aircraft are as follows:

Year	Delivery Period	Aircraft	CAC ID
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]

9.1.1.4 The Scheduled Delivery Quarters for the A320 Group 3 Aircraft, A321 Amd 14 Aircraft and the Converted A321 Aircraft are as follows:

Year	Delivery Period	Aircraft	CAC ID
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]

[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]

9.1.1.5 The Scheduled Delivery Quarters for the NEO Aircraft are as follow:

Year	Delivery Period	Aircraft	CAC ID
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]

[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]

2.5.2	For ease of reference, Clause 9.1.1.7 in the quoted text below is hereby added to the Agreement.

QUOTE

9.1.1.7 As of the date of signature of this Amendment No. 17, the Delivery Schedule for the Aircraft is:

Year	Delivery Period	Aircraft	CAC ID
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]

[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]

[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]

[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]

3 -	PROPULSION SYSTEMS COMMERCIAL TERMS

The Buyer shall remain solely responsible for notifying the Propulsions Systems manufacturers of the new Delivery Schedules set forth in Clauses 9.1.1.3, 9.1.1.4, 9.1.1.5 and of the conversions of A320 Group 3 Aircraft and A320 NEO Aircraft to Converted A321 Aircraft and 2014 Converted A321 NEO Aircraft respectively. The Buyer shall hold the

Seller harmless of any consequences resulting from the Buyer and the Propulsion Systems Manufacturers' failure to reach an agreement to revised commercial terms that may be required as a result of the terms of this Amendment No. 17.

4 -	CONDITION PRECEDENT

It is a condition precedent to the effectiveness of this Amendment No. 17 to the Agreement that by close of business on date of signature of this Amendment No. 17 the Buyer shall pay to the Seller:

US$ [***]
(US dollars [***])

in Predelivery Payments, due in respect of the Amendment No.17 Aircraft.

5 -	EFFECT OF THE AMENDMENT

5.1	The Agreement as amended by this Amendment contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written between the Buyer and the Seller.

5.2	The Agreement will be deemed amended to the extent provided in this Amendment and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms.

6 -	CONFIDENTIALITY

This Amendment and the terms and condition hereof are subject to the terms and conditions of Clause 22.7 of the Agreement.

7 -	GOVERNING LAW

7.1	THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREIN WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

7.2	IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

8 -	COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed will be an original, but all such counterparts will together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Christophe Mourey

Its: SVP Contracts

SPIRIT AIRLINES, INC.

By: /s/ Edward M. Christie

Its: SVP and CFO

EXHIBIT A-2C

A320-200N Standard Specification Iss. 1
has been provided to the Buyer separately

APPENDIX A-4C

SPIRIT AIRLINES A320NEO CUSTOMIZATION BUDGET PROPOSAL
Based on A320-200N Standard Spec Issue 1.0
New Engine Option (NEO) A320-200

LIST OF ADDITIONAL SCNS
NB: Certain options from the currently available Airbus catalogues may not be applicable and/or certified for Aircraft equipped with New Engine Option in 2016 and 2017.		A320-200N
ATA	TITLE	SCN Budget $US DC01/11 per aircraft	Estimated BFE Budget $US DC01/11 per aircraft
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

	TOTAL OF ADDITIONAL SCNS AND ESTIMATED BFE BUDGET - $US DC01/2011 PER AIRCRAFT	[***]	[***]

(**) : The indicated thrust is the Airbus Equivalent Thrust at Mach number 0.25 / ISA +15C / sea level thrust divided by 0.8 (representative of sea level aircraft performance).
It may differ from the nominal thrust that will be eventually indicated by the engine manufacturer.

APPENDIX A-4E

SPIRIT AIRLINES - Customization budget proposal
A321-200 NEO
Based on A321-200 Standard Specification issue 5.0 dated June 2011

LIST OF IRREVOCABLE SCNS ASSOCIATED WITH THE NEO OPTIONS
NB: These options shall be irrevocably part of the A321 NEO specification		A321-200 NEO with CFM LEAP-1A	A321-200 NEO with PW1100G-JM
ATA	TITLE	SCN Budget $US DC01/11 per aircraft	SCN Budget $US DC01/11 per aircraft
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
	TOTAL OF IRREVOCABLE SCNS - $US DC01/2011 PER AIRCRAFT	[***]	[***]

LIST OF ADDITIONAL SCNS
NB: Certain options from this list and currently available Airbus catalogues may not be applicable and/or certified for Aircraft equipped with New Engine Option in 2016 and 2017.		A321-200 NEO
ATA	TITLE	A321-200 NEO SCNs $US DC01/11 per aircraft	Estimated BFE Budget $US DC01/11 per aircraft
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

	TOTAL OF SCNS AND ESTIMATED BFE BUDGET - $US DC01/2011 PER AIRCRAFT	[***]	[***]

	GRAND TOTAL SCN FOR A321-200 EQUIPPED WITH NEO PER A/C (DC / 2011)	[***]	[***]

(*) : MLW and MZFW are indicative design weights representative of the A321-200 with NEO option. NEO design weights shall be updated with the final specification
(**) : The indicated thrust is the Airbus Equivalent Thrust at Mach number 0.25 / ISA +15C / sea level thrust divided by 0.8 (representative of sea level aircraft performance).
It may differ from the nominal thrust that will be eventually indicated by the engine manufacturer.

LETTER AGREEMENT NO. 1

TO

AMENDMENT NO. 17

As of March 11th, 2014

Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

RE: PURCHASE INCENTIVES

Dear Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the "Buyer") and AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.) (the "Seller") have entered into Amendment No. 17, of even date herewith (the "Amendment"), to the Airbus A320 Family Purchase Agreement dated as of May 5, 2004, as amended from time to time (the "Agreement"), which Agreement covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 to the Amendment (the "Letter Agreement") certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1	AMENDMENTS

1.1	CREDIT MEMORANDUMS
Paragraph 1.1 of Letter Agreement No. 1 to Amendment No. 14 is deleted in its entirety and is replaced with the following quoted text.

QUOTE

1.1 A320 Group 3 Aircraft

1.1.1 In consideration of the Buyer's order for [***] A321 Amd 14 Aircraft, upon delivery of each A320 Group 3 Aircraft and 2014 Converted A321 NEO Aircraft, the Seller will provide the Buyer with a [***].

1.1.2 [***]

1.1.3 [***]

UNQUOTE

1.2	SAVE CREDIT

Paragraph No. 6 of Letter Agreement No .1 to the Agreement as amended by Paragraph No. 3.2 of Letter Agreement No. 1 to Amendment No. 14 to the Agreement is deleted in its entirety and replaced by the following quoted text:

QUOTE

6 [***].

6.1	[***].

6.2	[***].

6.3	The Save Credit will be deemed an A320 Group 3 Aircraft and Converted A321 Aircraft Credit Memoranda as set forth in Paragraph 2 of this Letter Agreement.

UNQUOTE

2	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 20 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 20.3.3 or 20.3.4 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

3	CONFIDENTIALITY

This Amendment and the terms and condition hereof are subject to the terms and conditions of Clause 22.7 of the Agreement.

4	GOVERNING LAW

THIS LETTER AGREEMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.
IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

5	COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Christophe Mourey

Its: SVP Contracts

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By: /s/ Edward M. Christie

Its: SVP and CFO

LETTER AGREEMENT NO. 2

TO

AMENDMENT NO. 17

As of March 11th, 2014

Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

RE: Payment Terms

Dear Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the "Buyer") and AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.) (the "Seller") have entered into Amendment No. 17, of even date herewith (the "Amendment"), to the Airbus A320 Family Purchase Agreement dated as of May 5, 2004, as amended from time to time (the "Agreement"), which Agreement covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 2 to the Amendment (the "Letter Agreement") certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1	AMENDMENTS

Clause 5.2.3 is deleted in its entirety and is replaced with the following quoted text:

QUOTE
5.2.3 A. INTENTIONALLY LEFT BLANK

B. Predelivery Payments for the A320 Group 2 Aircraft will be paid according to the following schedule:

Payment Date		Percentage of Predelivery Payment Reference Price
1st Payment	Upon Signature of Amendment No. 4 to the Agreement, in respect of each A320 Group 2 Aircraft	[***]
No later than the [***] Working Day of the following months:
2nd Payment	The [***] month before the Scheduled Delivery Month of each A320 Group 2 Aircraft as set forth in this Agreement.	[***]
3rd Payment	The [***] month before the Scheduled Delivery Month of each A320 Group 2 Aircraft as set forth in this Agreement.	[***]
4th Payment	The [***] month before the Scheduled Delivery Month of each A320 Group 2 Aircraft as set forth in this Agreement.	[***]
5th Payment	The [***] month before the Scheduled Delivery Month of each A320 Group 2 Aircraft as set forth in this Agreement.	[***]
6th Payment	The [***] month before the Scheduled Delivery Month of each A320 Group 2 Aircraft as set forth in this Agreement.	[***]
TOTAL PAYMENT PRIOR TO DELIVERY		[***]

C. Predelivery Payments for each A320 Group 3 Aircraft, A321 Amd 14 Aircraft and Converted A321 Aircraft will be paid to the Seller according to the following schedule:

Payment Date		Percentage of Predelivery Payment Reference Price
1st Payment	Upon the Effective Date (as such term is defined in Letter Agreement No. 8 to the Amendment) in respect of each A320 Group 3 Aircraft	[***]
No later than the [***] Working Day of the following months:
2nd Payment	The [***] month before the Scheduled Delivery Month of each A320 Group 3 Aircraft as set forth in this Agreement.	[***]
3rd Payment	The [***] month before the Scheduled Delivery Month of each A320 Group 3 Aircraft as set forth in this Agreement.	[***]
4th Payment	The [***] month before the Scheduled Delivery Month of each A320 Group 3 Aircraft as set forth in this Agreement.	[***]
5th Payment	The [***] month before the Scheduled Delivery Month of each A320 Group 3 Aircraft as set forth in this Agreement.	[***]
6th Payment	The [***] month before the Scheduled Delivery Month of each A320 Group 3 Aircraft as set forth in this Agreement.	[***]
TOTAL PAYMENT PRIOR TO DELIVERY		[***]

D. Predelivery Payments for each NEO Aircraft will be paid to the Seller according to the following schedule:

Payment Date		Percentage of Predelivery Payment Reference Price
1st Payment	On signature of Amendment No. 11 to the Agreement in respect of each NEO Aircraft	[***]
2nd Payment	January 2, 2013	[***]
3rd Payment	January 2, 2014	[***]
4th Payment	January 2, 2015	[***]
No later than the [***] Working Day of the following months:
5th Payment	The [***] month before the Scheduled Delivery Month of each A320 NEO Aircraft as set forth in this Agreement.	[***]
6th Payment	The [***] month before the Scheduled Delivery Month of each A320 NEO Aircraft as set forth in this Agreement.	[***]
7th Payment	The [***] month before the Scheduled Delivery Month of each A320 NEO Aircraft as set forth in this Agreement.	[***]
8th Payment	The [***] month before the Scheduled Delivery Month of each A320 NEO Aircraft as set forth in this Agreement.	[***]
TOTAL PAYMENT PRIOR TO DELIVERY		[***]

In the event of the above schedules resulting in any Predelivery Payment falling due prior to the date of signature of the Agreement, such Predelivery Payments shall be made upon signature of this Agreement.

2	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 20 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 20.3.3 or 20.3.4 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

3	CONFIDENTIALITY

This Amendment and the terms and condition hereof are subject to the terms and conditions of Clause 22.7 of the Agreement.

4	GOVERNING LAW

THIS LETTER AGREEMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.
IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

5	COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Christophe Mourey

Its: SVP Contracts

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By: /s/ Edward M. Christie

Its: SVP and CFO

LETTER AGREEMENT NO. 3

TO

AMENDMENT NO. 17

As of March 11th, 2014

Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

RE: SUPPORT MATTERS

Dear Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the "Buyer") and AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.) (the "Seller") have entered into Amendment No. 17, of even date herewith (the "Amendment"), to the Airbus A320 Family Purchase Agreement dated as of May 5, 2004, as amended from time to time (the "Agreement"), which Agreement covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 3 to the Amendment (the "Letter Agreement") certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1	AMENDMENT

1.1	Appendix A-1 to Clause 16 of the Agreement is deleted in its entirety and replaced by the revised Appendix A-1 set forth hereto.

APPENDIX "A-1" TO CLAUSE 16

TRAINING ALLOWANCES

For the avoidance of doubt, all quantities indicated below are the total quantities granted for the whole of the Buyer's fleet of ninety-five (95) additional Aircraft made up of fifteen (15) A320 Group 3 Aircraft, fifteen (15) Converted A321 Aircraft, fifteen (15) A321 Amd 14 Aircraft, forty (40) A320 NEO Aircraft and ten (10) A321 NEO Aircraft, unless otherwise specified. For the purposes of this Appendix A-1, the defined term "Aircraft" is limited to the fifteen (15) A320 Group 3 Aircraft, fifteen (15) Converted A321 Aircraft, fifteen (15) A321 Amd 14 Aircraft, forty (40) A320 NEO Aircraft and ten (10) A321 NEO Aircraft.

The contractual training courses defined in this Appendix A-1 will be provided up to [***] of the last firmly ordered Aircraft delivered under this Agreement.

Notwithstanding the above, flight operations training courses granted per firmly ordered Aircraft in this Appendix A-1 will be provided by the Seller [***] before and ending [***].

Any deviation to said training delivery schedule will be mutually agreed between the Buyer and the Seller.

1	FLIGHT OPERATIONS TRAINING

1.1	Flight Crew Training

The Seller will provide to the Buyer [***] flight crew training (standard transition course) for [***] of the Buyer's flight crews per firmly ordered A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft and [***] of the Buyer's flight crews per firmly ordered A321 Amd 14 Aircraft.

The Seller will provide to the Buyer [***]of dry simulator time in consideration of the Buyer's order for A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft.

The Seller will provide to the Buyer [***] of dry simulator time in consideration of the Buyer's order for firmly ordered A321 Amd 14 Aircraft.

1.2	Low Visibility Operations Training

The Seller will provide [***] Low Visibility Operations Training for [***] flight crews per firmly ordered A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft and [***] flight crews per firmly ordered A321 Amd 14 Aircraft.

1.3	Flight Crew Line Initial Operating Experience

The Seller will provide to the Buyer pilot Instructor (s) [***] for a period of [***] pilot instructor [***] in consideration of the Buyer's order for A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft.

The Seller will provide to the Buyer pilot Instructor (s) [***] for a period of [***] pilot instructor [***] in consideration of the Buyer's order for A321 Amd 14 Aircraft.

Unless otherwise agreed during the Training Conference, in order to follow the Aircraft Delivery schedule, the maximum number of pilot instructors present at any one time will be limited to [***] pilot instructors.

1.4	Type Specific Cabin Crew Training Course

The Seller will provide to the Buyer [***] type specific training for cabin crews for [***] of the Buyer's cabin crew instructors, pursers or cabin attendants in consideration of the Buyer's order for A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft.

The Seller will provide to the Buyer [***] type specific training for cabin crews for [***] of the Buyer's cabin crew instructors, pursers or cabin attendants in consideration of the Buyer's order for A321 Amd 14 Aircraft.

1.5 Airbus Pilot Instructor Course (APIC)

The Seller will provide to the Buyer transition Airbus pilot instructor course(s) (APIC), for flight and synthetic instruction, [***] for the Buyer's personnel [***] for [***] of the Buyer's flight instructors in consideration of the Buyer's order for A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft.

The Seller will provide to the Buyer transition Airbus pilot instructor course(s) (APIC), for flight and synthetic instruction, [***] for the Buyer's personnel [***] for [***] of the Buyer's flight instructors in consideration of the Buyer's order for A321 Amd 14 Aircraft.

APIC courses will be performed in groups of [***] trainees.

2	PERFORMANCE / OPERATIONS COURSE(S)

The Seller will provide to the Buyer [***] trainee [***] of performance / operations training [***] for the Buyer's personnel in consideration of the Buyer's order for A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft.

The Seller will provide to the Buyer [***] trainee [***] of performance / operations training [***] for the Buyer's personnel in consideration of the Buyer's order for A321 Amd 14 Aircraft.

3	MAINTENANCE TRAINING

3.1	The Seller will provide to the Buyer [***] trainee [***] of maintenance training [***] for the Buyer's personnel in consideration of the Buyer's order for A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft.

The Seller will provide to the Buyer [***] trainee [***] of maintenance training [***] for the Buyer's personnel in consideration of the Buyer's order for A321 Amd 14 Aircraft.

3.2	The Seller will provide to the Buyer [***] Engine Run-up course.

4	TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

4.1	For instruction at the Seller's Training Centers: [***] day of instruction for [***] trainee equals [***] trainee day. The number of trainees originally registered at the beginning of the course will be counted as the number of trainees to have taken the course.

4.2	For instruction outside of the Seller's Training Centers: [***] day of instruction by [***] Seller Instructor equals the actual number of trainees attending the course or a minimum of [***] trainee days, except for structure maintenance training course(s).

4.3	For structure maintenance training courses outside the Seller's Training Center(s), [***] day of instruction by [***] Seller Instructor equals the actual number of trainees attending the course or the minimum number of trainees as indicated in the Seller's Customer Services Catalog.

4.4	For practical training, whether on training devices or on aircraft, [***] day of instruction by [***] Seller Instructor equals the actual number of trainees attending the course or a minimum of [***] trainee days.

15 -	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 20 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 20.3.3 or 20.3.4 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

16 -	CONFIDENTIALITY

This Amendment and the terms and condition hereof are subject to the terms and conditions of Clause 22.7 of the Agreement.

17 -	GOVERNING LAW

THIS LETTER AGREEMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.
IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

18 -	COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Christophe Mourey

Its: SVP Contracts

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By: /s/ Edward M. Christie

Its: SVP and CFO

LETTER AGREEMENT NO. 4

TO

AMENDMENT NO. 17

As of March 11th, 2014

Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

RE: MISCELLANEOUS

Dear Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the "Buyer") and AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.) (the "Seller") have entered into Amendment No. 17, of even date herewith (the "Amendment"), to the Airbus A320 Family Purchase Agreement dated as of May 5, 2004, as amended from time to time (the "Agreement"), which Agreement covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 4 to the Amendment (the "Letter Agreement") certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms "herein," "hereof" and "hereunder" and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter

Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1	AMENDMENT

1.4 Aircraft Non-Delivery

Paragraph 1 of Letter Agreement No. 4 to Amendment No. 11 to the Agreement as amended by Paragraph 1.4 of Letter Agreement No.3 to Amendment No. 14 to the Agreement is deleted in its entirety and replaced by the following quoted text:

"1 AIRCRAFT NON-DELIVERY

[***]

2	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 20 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 20.3.3 or 20.3.4 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

3	CONFIDENTIALITY

This Amendment and the terms and condition hereof are subject to the terms and conditions of Clause 22.7 of the Agreement.

4	GOVERNING LAW

THIS LETTER AGREEMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.
IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

5	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Christophe Mourey

Its: SVP Contracts

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By: /s/ Edward M. Christie

Its: SVP and CFO

AMENDED AND RESTATED LETTER AGREEMENT NO. 1

TO

AMENDMENT NO. 17

As of April 27, 2016

Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

RE: PURCHASE INCENTIVES

Dear Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the "Buyer") and AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.) (the "Seller") have entered into the Airbus A320 Family Purchase Agreement dated as of May 5, 2004, as amended, supplemented or otherwise modified to and including the date hereof (the "Agreement"), which Agreement covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.

This amended and restated Letter Agreement No. 1 to Amendment No. 17 to the Agreement (hereinafter referred to as the "Amended and Restated Letter Agreement No. 1 to Amendment No. 17") cancels and replaces the Letter Agreement No. 1 to Amendment No. 17 entered into between the Buyer and the Seller on August 21st, 2015.

The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 1 to Amendment No. 17 certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Amended and Restated Letter Agreement No. 1 to Amendment No. 17 will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms "herein," "hereof" and "hereunder" and words of similar import refer to this Amended and Restated Letter Agreement No. 1 to Amendment No. 17.

Both Parties agree that this Amended and Restated Letter Agreement No. 1 to Amendment No. 17 will constitute an integral, non-severable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Amended and Restated Letter Agreement No. 1 to Amendment No. 17 will be governed by the provisions of said Agreement, except that if the Agreement and this Amended and Restated Letter Agreement No. 1 to Amendment No. 17 have specific provisions which are inconsistent, the specific provisions contained in this Amended and Restated Letter Agreement No. 1 to Amendment No. 17 will govern.

1	AMENDMENTS

1.1	CREDIT MEMORANDUMS

Paragraph 1.1 of Letter Agreement No. 1 to Amendment No. 14 is deleted in its entirety and is replaced with the following quoted text.

QUOTE

1.1 A320 Group 3 Aircraft

1.1.1	In consideration of the Buyer's order for [***] A321 Amd 14 Aircraft, upon delivery of each A320 Group 3 Aircraft, the Seller will provide the Buyer with [***].

1.1.2	[***]

1.1.3	[***]

UNQUOTE

1.2	SAVE CREDIT

Paragraph No. 6 of Letter Agreement No .1 to Amendment No. 11 to the Agreement as amended by Paragraph No. 3.2 of Letter Agreement No. 1 to Amendment No. 14 to the Agreement is deleted in its entirety and replaced by the following quoted text:

QUOTE

6 SAVE CREDIT

6.1	[***].

6.2	[***].

6.3	The Save Credit will be deemed an A320 Group 3 Aircraft and Converted A321 Aircraft Credit Memoranda as set forth in Paragraph 2 of this Letter Agreement.

UNQUOTE

2	ASSIGNMENT

This Amended and Restated Letter Agreement No.1 to Amendment No. 17 and the rights and obligations of the Parties will be subject to the provisions of Clause 20 of the Agreement; provided, however, this Amended and

Restated Letter Agreement No.1 to Amendment No. 17 may not be assigned by the Buyer under either Clause 20.3.3 or 20.3.4 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

3	CONFIDENTIALITY

This Amended and Restated Letter Agreement No.1 to Amendment No. 17 and the terms and condition hereof are subject to the terms and conditions of Clause 22.7 of the Agreement.

4	GOVERNING LAW

THIS AMENDED AND RESTATED LETTER AGREEMENT NO. 1 TO AMENDMENT NO. 17 AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.
IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS THIS AMENDED AND RESTATED LETTER AGREEMENT NO. 1 TO AMENDMENT NO. 17.

5	COUNTERPARTS
This Amended and Restated Letter Agreement No.1 to Amendment No. 17 may be executed by the Parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Benoit de Saint-Exupery

Its: VP Contracts

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By: /s/ Edward M. Christie

Its: SVP and CFO

AMENDED AND RESTATED LETTER AGREEMENT NO. 3

TO

AMENDMENT NO. 17

As of April 27, 2016

Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

RE: SUPPORT MATTERS

Dear Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the "Buyer") and AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.) (the "Seller") have entered into the Airbus A320 Family Purchase Agreement dated as of May 5, 2004, as amended, supplemented or otherwise modified to and including the date hereof (the "Agreement"), which Agreement covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.

This amended and restated Letter Agreement No. 3 to Amendment No. 17 to the Agreement (hereinafter referred to as the "Amended and Restated Letter Agreement No. 3 to Amendment No. 17") cancels and replaces the Letter Agreement No. 3 to Amendment No. 17 entered into between the Buyer and the Seller on August 21st, 2015.

The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 3 to Amendment No. 17 certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Amended and Restated Letter Agreement No. 3 to

Amendment No. 17 will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms "herein," "hereof" and "hereunder" and words of similar import refer to this Amended and Restated Letter Agreement No. 3 to Amendment No. 17.

Both Parties agree that this Amended and Restated Letter Agreement No. 3 to Amendment No. 17 will constitute an integral, non-severable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Amended and Restated Letter Agreement No. 3 to Amendment No. 17 will be governed by the provisions of said Agreement, except that if the Agreement and this Amended and Restated Letter Agreement No. 3 to Amendment No. 17 have specific provisions which are inconsistent, the specific provisions contained in this Amended and Restated Letter Agreement No. 3 to Amendment No. 17 will govern.

1	AMENDMENT

Appendix A-1 to Clause 16 of the Agreement is deleted in its entirety and replaced by the revised Appendix A-1 set forth hereto.

2	ASSIGNMENT

This Letter Agreement and the rights and obligations of the Parties will be subject to the provisions of Clause 20 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 20.3.3 or 20.3.4 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

3	CONFIDENTIALITY

This Amendment and the terms and condition hereof are subject to the terms and conditions of Clause 22.7 of the Agreement.

4	GOVERNING LAW

THIS LETTER AGREEMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.
IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

5	COUNTERPARTS
This Letter Agreement may be executed by the Parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Christophe Mourey

Its: SVP Contracts

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By: /s/ Edward M. Christie

Its: SVP and CFO

APPENDIX "A-1" TO CLAUSE 16

TRAINING ALLOWANCES

For the avoidance of doubt, all quantities indicated below are the total quantities granted for the whole of the Buyer's fleet of ninety-five (95) additional Aircraft made up of fifteen (15) A320 Group 3 Aircraft, fifteen (15) Converted A321 Aircraft, fifteen (15) A321 Amd 14 Aircraft, fifty (50) A320 NEO Aircraft, unless otherwise specified. For the purposes of this Appendix A-1, the defined term "Aircraft" is limited to the fifteen (15) A320 Group 3 Aircraft, fifteen (15) Converted A321 Aircraft, fifteen (15) A321 Amd 14 Aircraft and fifty (50) A320 NEO Aircraft.

The contractual training courses defined in this Appendix A-1 will be provided up to [***] last firmly ordered Aircraft delivered under this Agreement.

Notwithstanding the above, flight operations training courses granted per firmly ordered Aircraft in this Appendix A-1 will be provided by the Seller within a period starting [***] before and ending [***] after said Aircraft Delivery.

Any deviation to said training delivery schedule will be mutually agreed between the Buyer and the Seller.

1	FLIGHT OPERATIONS TRAINING

1.1	Flight Crew Training

The Seller will provide to the Buyer [***] flight crew training (standard transition course) for [***] of the Buyer's flight crews per firmly ordered A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft and [***] of the Buyer's flight crews per firmly ordered A321 Amd 14 Aircraft.

The Seller will provide to the Buyer [***] of dry simulator time in consideration of the Buyer's order for A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft.

The Seller will provide to the Buyer [***] of dry simulator time in consideration of the Buyer's order for firmly ordered A321 Amd 14 Aircraft.

1.2	Low Visibility Operations Training

The Seller will provide [***] Low Visibility Operations Training for [***] flight crews per firmly ordered A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft and [***] flight crews per firmly ordered A321 Amd 14 Aircraft.

1.3	Flight Crew Line Initial Operating Experience

The Seller will provide to the Buyer pilot Instructor (s) [***] for a period of [***] pilot instructor [***] in consideration of the Buyer's order for A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft.

The Seller will provide to the Buyer pilot Instructor (s) [***] for a period of [***] pilot instructor [***] in consideration of the Buyer's order for A321 Amd 14 Aircraft.

Unless otherwise agreed during the Training Conference, in order to follow the Aircraft Delivery schedule, the maximum number of pilot instructors present at any one time will be limited to [***] pilot instructors.

1.4	Type Specific Cabin Crew Training Course

The Seller will provide to the Buyer [***] type specific training for cabin crews for [***] of the Buyer's cabin crew instructors, pursers or cabin attendants in consideration of the Buyer's order for A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft.

The Seller will provide to the Buyer [***] type specific training for cabin crews for [***] of the Buyer's cabin crew instructors, pursers or cabin attendants in consideration of the Buyer's order for A321 Amd 14 Aircraft.

1.5 Airbus Pilot Instructor Course (APIC)

The Seller will provide to the Buyer transition Airbus pilot instructor course(s) (APIC), for flight and synthetic instruction, [***] for the Buyer's personnel [***] for [***] of the Buyer's flight instructors in consideration of the Buyer's order for A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft.

The Seller will provide to the Buyer transition Airbus pilot instructor course(s) (APIC), for flight and synthetic instruction, [***] for the Buyer's personnel [***] for [***] of the Buyer's flight instructors in consideration of the Buyer's order for A321 Amd 14 Aircraft.

APIC courses will be performed in groups of [***] trainees.

2	PERFORMANCE / OPERATIONS COURSE(S)

The Seller will provide to the Buyer [***] trainee days of performance / operations training [***] for the Buyer's personnel in consideration of the Buyer's order for A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft.

The Seller will provide to the Buyer [***] trainee days of performance / operations training [***] for the Buyer's personnel in consideration of the Buyer's order for A321 Amd 14 Aircraft.

3	MAINTENANCE TRAINING

3.1	The Seller will provide to the Buyer [***] trainee days of maintenance training [***] for the Buyer's personnel in consideration of the Buyer's order for A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft.

The Seller will provide to the Buyer [***] trainee days of maintenance training [***] for the Buyer's personnel in consideration of the Buyer's order for A321 Amd 14 Aircraft.

3.2	The Seller will provide to the Buyer [***] Engine Run-up course.

4	TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

4.1	For instruction at the Seller's Training Centers: [***] day of instruction for [***] trainee equals [***] trainee day. The number of trainees originally registered at the beginning of the course will be counted as the number of trainees to have taken the course.

4.2	For instruction outside of the Seller's Training Centers: [***] day of instruction by [***] Seller Instructor equals the actual number of trainees attending the course or a minimum of [***] trainee days, except for structure maintenance training course(s).

4.3	For structure maintenance training courses outside the Seller's Training Center(s), [***] day of instruction by [***] Seller Instructor equals the actual number of trainees attending the course or the minimum number of trainees as indicated in the Seller's Customer Services Catalog.

4.4	For practical training, whether on training devices or on aircraft, [***] day of instruction by [***] Seller Instructor equals the actual number of trainees attending the course or a minimum of [***] trainee days.

Exhibit 10.56

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO ITEM 601(b)(10)(iv) WHEREBY CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED: [***]

AMENDMENT NO. 18

TO

THE A320 FAMILY PURCHASE AGREEMENT

Dated as of May 5, 2004

BETWEEN AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.)

AND

SPIRIT AIRLINES, INC.

This Amendment No. 18 to the A320 Family Purchase Agreement dated as of May 5, 2004 (this "Amendment"), is entered into as of July 31st, 2014, by and between AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.), organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond Point Maurice Bellonte, 31700 Blagnac, France (the "Seller") and SPIRIT AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at 2800 Executive Way, Miramar, Florida 33025, U.S.A. (the "Buyer").

WHEREAS, the Buyer and the Seller have entered into an A320 Family Purchase Agreement, dated as of May 5, 2004, which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time is hereinafter called the "Agreement"; and

WHEREAS, the Buyer and the Seller agree to advance the Scheduled Delivery Month of the A320 Group 2 Aircraft bearing CAC ID number [***] from [***] to [***] and defer the Scheduled Delivery Month of the A320 Group 3 Aircraft bearing CAC ID number [***] from [***] to [***] in accordance with the terms and conditions herein, and

WHEREAS, the Buyer and the Seller will amend certain other terms of the Agreement in consideration of the foregoing.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms "herein," "hereof," and "hereunder" and words of similar import refer to this Amendment.

1 -	AMENDMENTS

1.1	Delivery Stream

1.1.1	Clauses 9.1.1.3, 9.1.1.4 and 9.1.1.5 of the Agreement are deleted in their entirety and are replaced with the following quoted text:

QUOTE

9.1.1.3 The Scheduled Delivery Months for the A320 Group 2 Aircraft are as follows:

Year	Scheduled Delivery Month	Aircraft	CAC ID
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]

9.1.1.4 The Scheduled Delivery Months or the Scheduled Delivery Quarters for the A320 Group 3 Aircraft, A321 Amd 14 Aircraft and the Converted A321 Aircraft are as follows:

Year	Scheduled Delivery Month/Quarter	Aircraft	CAC ID
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]

[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]

[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]

9.1.1.5 The Scheduled Delivery Quarters for the NEO Aircraft are as follow:

Year	Scheduled Delivery Quarter	Aircraft	CAC ID
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]

[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]

UNQUOTE

1.1.2	Clause 9.1.1.7 of the Agreement is hereby deleted in its entirety and is replaced with the following quoted text:

QUOTE

9.1.1.7 The combined Scheduled Delivery Months or Scheduled Delivery Quarters for all Aircraft are:

Year	Scheduled Delivery Month/Quarter	Aircraft	CAC ID
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]

[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]

[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]

[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	A320 NEO Aircraft	[***]

[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]

[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]

UNQUOTE

2 -	EEFFECT OF THE AMENDMENT

2.1	The Agreement as amended by this Amendment contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written between the Buyer and the Seller.

2.2	The Agreement will be deemed amended to the extent provided in this Amendment and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms.

3 -	CONFIDENTIALITY

This Amendment and the terms and condition hereof are subject to the terms and conditions of Clause 22.7 of the Agreement.

4 -	GOVERNING LAW

4.1	THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREIN WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

4.2	IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

5 -	COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed will be an original, but all such counterparts will together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

SPIRIT AIRLINES, INC.		AIRBUS S.A.S.

By:	/s/ Edward M. Christie	By:	/s/ Christophe Mourey
Its:	SVP and CFO	Its:	SVP Contracts

Exhibit 10.56

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO ITEM 601(b)(10)(iv) WHEREBY CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED: [***]

AMENDMENT NO. 19

TO

THE A320 FAMILY PURCHASE AGREEMENT

Dated as of May 5, 2004

BETWEEN AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.)

AND

SPIRIT AIRLINES, INC.

This Amendment No. 19 to the A320 Family Purchase Agreement dated as of May 5, 2004 (this "Amendment"), is entered into as of August 21st, 2015, by and between AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.), organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond Point Maurice Bellonte, 31700 Blagnac, France (the "Seller") and SPIRIT AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at 2800 Executive Way, Miramar, Florida 33025, U.S.A. (the "Buyer").

WHEREAS, the Buyer and the Seller have entered into an A320 Family Purchase Agreement, dated as of May 5, 2004, which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time is hereinafter called the "Agreement"; and

WHEREAS, the Buyer and the Seller agree to advance the Scheduled Delivery Months of two (2) A320 Group 3 Aircraft; and

WHEREAS, the Buyer and the Seller will amend certain other terms of the Agreement in consideration of the foregoing.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms "herein," "hereof," and "hereunder" and words of similar import refer to this Amendment.

1 -	AMENDMENTS

1.1	Delivery Schedule

1.1.1	The Schedule Delivery Month for the A320 Group 3 Aircraft bearing CAC id No. [***] is advanced from [***] to [***] and the Scheduled Delivery Month for A320 Group 3 Aircraft bearing CAC id No. [***] is advanced from [***] to [***]. Clauses 9.1.1.3, 9.1.1.4 and 9.1.1.5 of the Agreement are therefore deleted in their entirety and are replaced with the following quoted text:

QUOTE

9.1.1.3 INTENTIONALLY LEFT BLANK

9.1.1.4 The Scheduled Delivery Months and the Scheduled Delivery Quarters for the A320 Group 3 Aircraft, A321 Amd 14 Aircraft and the Converted A321 Aircraft are as follows:

Year	Scheduled Delivery	Aircraft	CAC
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]

9.1.1.5 The Scheduled Delivery Quarters for the NEO Aircraft are as follows:

Year	Scheduled Delivery Quarter	Aircraft	CAC ID
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]

Year	Scheduled Delivery Quarter	Aircraft	CAC ID
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]

UNQUOTE

1.1.2	Clause 9.1.1.7 of the Agreement is hereby deleted in its entirety and is replaced with the following quoted text:

QUOTE

9.1.1.7 The combined Scheduled Delivery Months and Scheduled Delivery Quarters for all Aircraft are:

Year	Scheduled Delivery Month/Quarter	Aircraft	CAC ID
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]

Year	Scheduled Delivery Month/Quarter	Aircraft	CAC ID
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]

Year	Scheduled Delivery Month/Quarter	Aircraft	CAC ID
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]

1.2	Letter Agreement No. 1 to Amendment No. 17

Letter Agreement No. 1 to Amendment No. 17 to the Agreement is deleted in its entirety and is replaced by the Amended and Restated Letter Agreement No. 1 to Amendment No. 17.

2 -	CONDITION PRECEDENT

It is a condition precedent to the effectiveness of this Amendment that by close of business on date of signature hereof, the Buyer shall pay to the Seller:

US$ [***]
(US dollars - [***])

in Predelivery Payments, due in respect of the A320 Group 3 Aircraft bearing CAC ID Nos. [***].

3 -	EFFECT OF THE AMENDMENT

3.1	The Agreement as amended by this Amendment contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written between the Buyer and the Seller regarding such subject matter.

3.2	The Agreement will be deemed amended to the extent provided in this Amendment and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms.

4 -	CONFIDENTIALITY

This Amendment and the terms and condition hereof are subject to the terms and conditions of Clause 22.7 of the Agreement.

5 -	GOVERNING LAW

5.1	THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREIN WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

5.2	IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

6 -	COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed will be an original, but all such counterparts will together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

SPIRIT AIRLINES, INC.		AIRBUS S.A.S.

By:	/s/ Edward M. Christie	By:	/s/ Benoit de Saint-Exupery
Its:	SVP and CFO	Its:	VP Contracts

Exhibit 10.56

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO ITEM 601(b)(10)(iv) WHEREBY CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED: [***]

AMENDMENT NO. 20

TO

THE A320 FAMILY PURCHASE AGREEMENT

Dated as of May 5, 2004

BETWEEN AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.)

AND

SPIRIT AIRLINES, INC.

This Amendment No. 20 to the A320 Family Purchase Agreement dated as of May 5, 2004 (this "Amendment"), is entered into as of April 27, 2016, by and between AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.), organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond Point Maurice Bellonte, 31700 Blagnac, France (the "Seller") and SPIRIT AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at 2800 Executive Way, Miramar, Florida 33025, U.S.A. (the "Buyer").

WHEREAS, the Buyer and the Seller have entered into an A320 Family Purchase Agreement, dated as of May 5, 2004, which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time is hereinafter called the "Agreement".

WHEREAS, the Buyer and the Seller agree that the A321 NEO Aircraft shall be irrevocably converted to A320 NEO Aircraft; and

WHEREAS, the Buyer and the Seller agree to defer (i) [***] A321 Amd 14 Aircraft from [***] to [***], (ii) [***] A320 Group 3 Aircraft from [***] to [***] and [***], and (iii) [***] A320 NEO Aircraft from [***] and [***] to [***]; and

WHEREAS, the Buyer and the Seller agree to modify certain provisions related to the Delivery Location; and

WHEREAS, the Buyer and the Seller will amend certain other terms of the Agreement in consideration of the foregoing.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms "herein," "hereof," and "hereunder" and words of similar import refer to this Amendment.

1	AMENDMENTS

1.1	Definitions
Clause 0 of the Agreement is hereby amended to modify, add or replace the following terms.

A319 NEO Aircraft - an A320 NEO Aircraft converted to firmly ordered A319-100N type Aircraft including the A319 NEO Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A319 NEO Propulsion Systems installed thereon upon Delivery.

A319 NEO Specification - either (a) the A319 NEO Standard Specification if no SCNs are applicable or (b) if SCNs are issued, the A319 NEO Standard Specification as amended by all applicable SCNs.

A319 NEO Standard Specification - the A319-100N standard specification document Number J.000.01000N Issue 1, dated 1st July 2014, a copy of which has been annexed hereto as Exhibit A-1B.

A320 NEO Aircraft - any or all of the fifty (50) firmly ordered A320-200N type Aircraft for which the delivery schedule is set forth in Clause 9.1.1.5 hereof.

A321 NEO Aircraft - any or all of the A320 NEO Aircraft converted to firmly ordered A321-200N model Aircraft, including the A321 NEO Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A321 NEO Propulsion Systems installed thereon upon Delivery.

A321 NEO Specification - either (a) the A321 NEO Standard Specification if no SCNs are applicable or (b) if SCNs are issued, the A321 NEO Standard Specification as amended by all applicable SCNs.

A321 NEO Standard Specification - the A321-200N standard specification document Number E.000.02000N Issue 1, dated 23rd December 2014, a copy of which has been annexed hereto as Exhibit A-3B.

A321 Propulsion System - the two (2) IAE V2533-A5 powerplants installed on an A321 Amd 14 Aircraft and Converted A321 Aircraft at Delivery, each composed of the powerplant (as such term is defined in Chapters 70-80 of ATA Specification 100 (Revision 21), but limited to the equipment, components, parts and accessories included in the powerplant, as so defined) that have been sold to the Manufacturer by the Propulsion Systems manufacturer.

Delivery Location - the facilities of the Seller at the location of final assembly of the Aircraft, which will be located in Blagnac, France, Hamburg, Germany or Mobile, Alabama, United States.

New Order NEO Aircraft - any or all of the A320 NEO Aircraft excluding those bearing CAC ID Nos [***].

Sharklets - a large wingtip device, designed to enhance the eco-efficiency and payload range performance of the A320 family aircraft, and which are fitted on the NEO Aircraft and are part of the NEO Standard Specification.

Specification - any or all of the, A319 NEO Specification, A320 Aircraft Iss. 8 Specification, A320 NEO Specification, A321 Aircraft Iss. 5 Specification and A321 NEO Specification, as the context may require.

Standard Specification - any or all of the A319 NEO Standard Specification, A320 Aircraft Iss. 8 Standard Specification, A320 NEO Standard Specification, A321 Aircraft Iss. 5 Standard Specification and A321 NEO Standard Specification, as applicable.

1.2	Specification
Clause 2 of the Agreement is deleted in its entirety and is replaced with the following quoted text:

QUOTE

2 SPECIFICATION

2.1 Aircraft Specification

2.1.1	The Aircraft will be manufactured in accordance with the following Specifications:

Aircraft	Specification	Exhibit
A319 NEO Aircraft	A319 NEO Specification	A-4D
A320 Group 3 Aircraft	A320 Aircraft Iss. 8 Specification	A-4B
A320 NEO Aircraft	A320 NEO Specification	A-4C
A321 Amd 14 Aircraft and Converted A321 Aircraft	A321 Aircraft Iss. 5 Specification	A-4F
A321 NEO Aircraft	A321 NEO Specification	A-4E

2.1.2 A321 NEO Aircraft - CabinFlex Door Configuration

The Seller is currently developing a new door configuration for the A321 NEO Aircraft [***] (the "CabinFlex Door Configuration" or "ACF").

The baseline CabinFlex Door Configuration shall consist of a [***] to be installed on the A321 NEO Aircraft (the "Baseline ACF"). The Baseline ACF shall be irrevocably implemented on all A321 NEO Aircraft with a Scheduled Delivery Month from and including [***], [***].

In addition to the Baseline ACF, at the time of cabin definition and within a timeframe compatible with the CDF of the A321 NEO Aircraft, the Buyer shall have the option to modify the allowable seating capacity of the A321 NEO Aircraft, [***], by executing the relevant SCNs covering [***] and such other additional cabin features as may be selected by the Buyer.

2.2 Specification Amendment

The Parties understand and agree that the Specification may be further amended following signature of this Agreement in accordance with the terms of this Clause 2.2
2.2.1 Specification Change Notice

The Specifications may be amended by execution by the Buyer and the Seller of a Specification Change Notice (SCN) in substantially the form set out in Exhibit B-1 hereto. An SCN will set out the SCN's effectivity and the particular change to be made to the Specifications and the effect, if any, of such change on design, performance, weight, Delivery Date of the Aircraft affected thereby, interchangeability or replaceability requirements of the Specification and text of the Specification. An SCN may result in an adjustment of the Base Price of the Aircraft, which adjustment if any, will be specified in the SCN.

2.2.2 Development Changes

The Specification may also be amended to incorporate changes deemed necessary by the Seller to improve the Aircraft, prevent delay or ensure compliance with this Agreement ("Development Changes"), as set forth in this Clause 2.2.2.

2.2.2.1 Manufacturer Specification Change Notice
The Specifications may also be amended in writing by the Seller by a Manufacturer's Specification Change Notice (MSCN). Each MSCN will be substantially in the form set out in Exhibit B-2 hereto and will set out the MSCN's effectivity and the particular change to be made to the Specifications and the effect, if any, of such change on design, Base Price of the Aircraft, performance, weight, Delivery Date of the Aircraft affected thereby, interchangeability or replaceability requirements of the Specification and text of the Specification.

Except when the MSCN is necessitated by an Aviation Authority directive or by equipment obsolescence, in which case the MSCN shall be accomplished without requiring the Buyer's consent, if the MSCN adversely affects the performance, weight, Base Price of the Aircraft, Delivery Date of the Aircraft affected thereby or the interchangeability or replaceability requirements under the Specification, the Seller shall notify the Buyer of a reasonable period of time during which the Buyer must accept or reject such MSCN. If the Buyer does not notify the Seller of the rejection of the MSCN within such period, the MSCN Shall be deemed accepted by the Buyer and the corresponding modification shall be accomplished.

2.2.2.2	In the event of the Seller revising the Specification to incorporate Development Changes which have no adverse effect on any of the elements as set forth in Clause 2.2.2.1 above, such revision will be performed by the Seller without the Buyer's consent.
In such cases, the Seller will provide to the Buyer the details of all changes in an adapted format and on a regular basis.

2.2.2.3	INTENTIONALLY LEFT BLANK

2.3 Propulsion Systems

2.3.1 (i)	Each A320 Group 3 Airframe will be equipped with an A320 Propulsion System, and

(ii)	Each A321 Amd 14 Airframe and Converted A321 Airframe will be equipped with an A321 Propulsion System.

2.3.2	NEO Propulsion Systems

(i)	Each A319 NEO Airframe will be equipped with a set of two (2) IAE LLC ("IAE LLC") PW1124G-JM engines, with an AET of [***] lbf. (such set, upon selection, an "A319 NEO Propulsion System").

(ii)	Each A320 NEO Airframe will be equipped with a set of two (2) IAE LLC PW1127G-JM engines, with an AET of [***] lbf. (such set, upon selection, an "A320 NEO Propulsion System").

(iii)	Each A321 NEO Airframe will be equipped with a set of two (2) IAE LLC PW1133G-JM engines, with an AET of [***] lbf. (such set, upon selection, an "A321 NEO Propulsion System").
2.4 Customization Milestones Chart

2.4.1
Within a reasonable period following signature of the Agreement, the Seller shall provide the Buyer with a customization milestones chart (the "Customization Milestone Chart"), setting out how far in advance of the Scheduled Delivery Month of the Aircraft an SCN must be executed in order to integrate into the Specification any items requested by the Buyer from the Seller's catalogues of Specification change options (the "Option Catalogues").

2.4.2 Contractual Definition Freeze

The Customization Milestone Chart shall in particular define the date(s) by which the contractual definition of the Aircraft must be finalized and all SCNs need to have been executed by the Buyer (the "Contractual Definition Freeze" or "CDF") in order to enable their incorporation into the manufacturing of the Aircraft and Delivery of the Aircraft in the Scheduled Delivery Month. Each such date shall be re referred to as a "CDF Date".

UNQUOTE

1.3	Price
Clauses 3 of the Agreement is hereby deleted in its entirety and are replaced with the following quoted text:

QUOTE

3. PRICE

3.1 Base Price of the Aircraft

3.1.1 The Base Price of each Aircraft is the sum of:

(i) The Base Price of the Airframe comprising a part of such Aircraft, and

(ii) the Base Price of the applicable Propulsion Systems for the Aircraft.

3.1.1.2 Base Price of the Airframe

3.1.1.2.1 INTENTIONALLY LEFT BLANK

3.1.1.2.2 INTENTIONALLY LEFT BLANK

3.1.1.2.3 INTENTIONALLY LEFT BLANK

3.1.1.2.4 INTENTIONALLY LEFT BLANK
3.1.1.2.5 A320 Group 3 Airframe

The "Base Price of the A320 Group 3 Airframe" is the sum of the Base Prices set forth below in (i) and (ii):

(i)	The base price of the A320 Group 3 Airframe, as defined in the A320 Aircraft Iss. 8 Standard Specification (excluding Buyer Furnished Equipment and SCNs) including nacelles and thrust reversers, which is:

US$ [***]

(US dollars-[***]), and

(ii)	the sum of the base prices of all SCNs set forth in Exhibit A-4B, which is:

US$ [***]
(US dollars-[***])

The Base Price of the A320 Group 3 Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.

3.1.1.2.6 Base Price of the A320 NEO Airframe

The "Base Price of the A320 NEO Airframe" is the sum of the following base prices:

(i)	The base price of the A320 NEO Airframe as defined in the A320 NEO Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

US$ [***]
(US dollars-[***]), and

(ii)	the sum of the base prices of all SCNs set forth in Exhibit A-4C, which is:

US$ [***]
(US dollars-[***])

The Base Price of the A320 NEO Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.
3.1.1.2.7 The "Base Price of the A319 NEO Airframe" is the sum of the following base prices:

(i)	The base price of the A319 NEO Airframe as defined in the A319 NEO Standard Specification, Issue 1 (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

US$ [***]
(US dollars-[***]), and

(ii)	the sum of the base prices of all SCNs set forth in Exhibit A-4D, which is:

US$ [***]
(US dollars-[***]).

The Base Price of the A319 NEO Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.

3.1.1.2.8 Base Price of the A321 NEO Airframe

The "Base Price of the A321 NEO Airframe" is the sum of the following base prices:

(i)	The base price of the A321 NEO Airframe as defined in the A321 NEO Standard Specification, Issue 1 (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

US$ [***]
(US dollars-[***]), and

(ii)	the sum of the base prices of all SCNs set forth in Exhibit A-4E, which is:

US$ [***]
(US dollars-[***]).

The Base Price of the A321 NEO Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.

3.1.1.2.9 INTENTIONALLY LEFT BLANK

3.1.1.2.10 Base Price of the A321 Amd 14 Airframe and Converted A321 Airframe

The Base Price of the A321 Amd 14 Airframe or the Converted A321 Airframe, as applicable, is the sum of the following Base Prices:

(i)	The base price of the A321 Amd 14 Airframe and the Converted A321 Airframe, as applicable, as defined in the A321 Aircraft Iss. 5 Standard Specification (excluding Buyer Furnished Equipment and SCNs), at delivery conditions prevailing in January 2011, which is:
US $ [***]
(US dollars-[***]), and

(ii)	the sum of the bases prices of all SCNs set forth in Exhibit A-4F, which is:

US $ [***]
(US dollars-[***]).

The Base Price of the A321 Amd 14 Airframe and the Base Price of the Converted A321 Airframe have been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.

3.1.1.3 Base Price of the Propulsion Systems

3.1.1.3.1 INTENTIONALLY LEFT BLANK

3.1.1.3.2 A320 Propulsion Systems

The base price of a set of two (2) IAE V2527-A5 Propulsion Systems, at delivery conditions prevailing in January 2011 (the "V2527-A5 Base Price"), is:

US [***]
(US dollars - [***])

The V2527-A5 Base Price has been calculated from the reference price indicated by International Aero Engines of US [***] (US dollars - [***]) in accordance with delivery conditions prevailing in January 2006 (the "V2527-A5 Reference Price").

3.1.1.3.3 A321 Propulsion Systems

The base price of a set of two (2) IAE V2533-A5 Propulsion Systems, at delivery conditions prevailing in January 2011 (the "V2533-A5 Base Price"), is:

US $[***]
(US dollars - [***])

The V2533-A5 Base Price has been calculated from the reference price indicated by International Aero Engines of US $[***] (US dollars - [***]) in accordance with delivery conditions prevailing in January 2006 (the "V2533-A5 Reference Price").

3.1.1.3.4 INTENTIONALLY LEFT BLANK

3.1.1.3.5 A320 NEO Propulsion Systems

The base price of a set of two (2) IAE LLC PW1127G-JM engines, at delivery conditions prevailing in January 2011 (the "PW1127G-JM Base Price"), is:

US$ [***]
(US dollars-[***]).

The PW1127G-JM Base Price has been calculated from the reference price indicated by the NEO Propulsion System Manufacturer of US$ [***] (US dollars-[***]) in accordance with the delivery conditions prevailing in January 2010 (the "PW1127G-JM Reference Price").

3.1.1.3.6 INTENTIONALLY LEFT BLANK

3.1.1.3.7 INTENTIONALLY LEFT BLANK

3.1.1.3.8 A319 NEO Propulsion Systems

The base price of a set of two (2) IAE LLC PW1124G-JM engines, at delivery conditions prevailing in January 2011 (the "PW1124G-JM Base Price"), is:

US$ [***]
(US dollars-[***]).

The PW1124G-JM Base Price has been calculated from the reference price indicated by the NEO Propulsion System Manufacturer of US$ [***] (US dollars-[***]) in accordance with the delivery conditions prevailing in January 2010 (the "PW1124G-JM Reference Price").

3.1.1.3.9 INTENTIONALLY LEFT BLANK

3.1.1.3.10 INTENTIONALLY LEFT BLANK

3.1.1.3.11 A321 NEO Propulsion Systems

The base price of a set of two (2) IAE LLC PW1133G-JM engines, at delivery conditions prevailing in January 2011 (the " PW1133G-JM Base Price"), is:

US$ [***]
(US dollars-[***]).

The PW1133G-JM Base Price has been calculated from the reference price indicated by the NEO Propulsion System Manufacturer of US$ [***] (US dollars-[***]) in accordance with delivery conditions prevailing in January 2010 (the " PW1133G-JM Reference Price").

3.1.1.3.12 INTENTIONALLY LEFT BLANK

3.2 Final Contract Price
3.2.1 INTENTIONALLY LEFT BLANK
3.2.2 INTENTIONALLY LEFT BLANK
3.2.3 INTENTIONALLY LEFT BLANK
3.2.4 The Final Contract Price of an A320 Group 3 Aircraft, A321 Amd 14 Aircraft or Converted A321 Aircraft will be the sum of:

(i)	The Base Price of the A320 Group 3 Airframe, A321 Amd 14 Airframe or Converted A321 Airframe, as applicable, as adjusted to the Delivery Date of such Aircraft, in accordance with the Seller Price Revision Formula 2011;

(ii)	the aggregate of all increases or decreases to the Base Price of the A320 Group 3 Airframe, Base Price of the A321 Amd 14 Airframe or Base Price of the Converted A321 Airframe as applicable, as agreed in any SCN or part thereof applicable to such Airframe subsequent to the date of signature of this Agreement, as adjusted to the Delivery Date of such Aircraft, in accordance with the Seller Price Revision Formula 2011;

(iii)	the V2527-A5 Reference Price or the V2533-A5 Reference Price as applicable, as adjusted to the Delivery Date of such Aircraft, in accordance with the applicable Propulsion Systems Price Revision Formula;

(iv)	the aggregate of all increases or decreases to the V2527-A5 Reference Price or V2533-A5 Reference Price as applicable, and as agreed in any SCN or part thereof applicable to the Propulsion Systems subsequent to the date of this Agreement, as adjusted to the Delivery Date in accordance with the applicable Propulsion Systems Price Revision Formula; and

(v)	any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the A320 Group 3 Aircraft, A321 Amd 14 Aircraft or Converted A321 Aircraft, as applicable.

3.2.5 The Final Contract Price of an A320 NEO Aircraft will be the sum of:

(i)	The Base Price of the A320 NEO Airframe, as adjusted to the Delivery Date of such A320 NEO Aircraft in accordance with the Seller Price Revision Formula 2011;

(ii)	the aggregate of all increases or decreases to the Base Price of the A320 NEO Airframe as agreed in any SCN or part thereof subsequent to the date of signature of the Agreement, as adjusted to the Delivery Date of such A320 NEO Aircraft in accordance with the Seller Price Revision Formula 2011;

(iii)	the PW1127G-JM Reference Price, as adjusted to the Delivery Date of such A320 NEO Aircraft in accordance with the applicable Propulsion Systems Price Revision Formula;

(iv)	the aggregate of all increases or decreases to the PW1127G-JM Reference Price as agreed in any SCN or part thereof applicable to the A320 NEO Propulsion Systems subsequent to the date of this Agreement, as adjusted to the Delivery Date in accordance with the applicable Propulsion Systems Price Revision Formula; and

(v)	any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the A320 NEO Aircraft.

3.2.6 The Final Contract Price of an A319 NEO Aircraft will be the sum of:

(i)	The Base Price of the A319 NEO Airframe, as adjusted to the Delivery Date of such A319 NEO Aircraft in accordance with the Seller Price Revision Formula 2011;

(ii)	the aggregate of all increases or decreases to the Base Price of the A319 NEO Airframe as agreed in any SCN or part thereof subsequent to the date of signature of this Agreement, as adjusted to the Delivery Date of such A319 NEO Aircraft in accordance with the Seller Price Revision Formula 2011;

(iii)	the PW1124G-JM Reference Price, as adjusted to the Delivery Date of such A319 NEO Aircraft in accordance with the applicable Propulsion Systems Price Revision Formula;

(iv)	the aggregate of all increases or decreases to the PW1124G-JM Reference Price as agreed in any SCN or part thereof applicable to the A319 NEO Propulsion Systems subsequent to the date of this Agreement, as adjusted to the Delivery Date in accordance with the applicable Propulsion Systems Price Revision Formula; and

(v)	any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the A319 NEO Aircraft.
3.2.7 The Final Contract Price of an A321 NEO Aircraft will be the sum of:

(i)	The Base Price of the A321 NEO Airframe, as adjusted to the Delivery Date of such A321 NEO Aircraft in accordance with the Seller Price Revision Formula 2011;

(ii)	the aggregate of all increase or decreases to the A321 NEO Airframe Base Price as agreed in any SCN or part thereof applicable to the A321 NEO Airframe subsequent to the date of this Agreement, as adjusted to the Delivery Date of such A321 NEO Aircraft in accordance with the Seller Price Revision Formula 2011;

(iii)	the PW1133G-JM Reference Price, as adjusted to the Delivery Date of such A321 NEO Aircraft in accordance with the applicable Propulsion Systems Price Revision Formula;

(iv)	the aggregate of all increases or decreases to the PW1133G-JM Reference Price as agreed in any SCN or part thereof applicable to the A321 NEO Propulsion Systems subsequent to the date of this Agreement, as adjusted to the Delivery Date in accordance with the applicable Propulsion Systems Price Revision Formula; and

(v)	any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the A321 NEO Aircraft.

3.3 Taxes, Duties and Imposts

3.3.1	The Seller will pay any and all taxes, duties, imposts or similar charges of any nature whatsoever, except for taxes based on or measured by the income of the Buyer or any taxes of a similar nature or charges levied against the Buyer or its Affiliates for the privilege of doing business in any jurisdiction, that are (i) imposed upon the Buyer, (ii) imposed upon the Seller with an obligation on the Buyer to withhold or collect the amount thereof from the Seller or (iii) imposed upon the Buyer with an obligation on the Seller to withhold or collect such amount from the Buyer, and that are levied, assessed, charged or collected for or in connection with the fabrication, manufacture, modification, assembly, sale, delivery, use of or payment under this Agreement for any Aircraft, component, accessory, equipment or part delivered or furnished hereunder, provided such taxes, duties, imposts or similar charges have been promulgated and are enforceable under the laws of the country of the Delivery Location and/or the country of manufacture, modification, assembly, sale, delivery, use of or payment for any part, component, accessory, equipment or system installed on the Aircraft on or before Delivery of such Aircraft.

3.3.2	The Buyer will pay any and all taxes, duties, imposts or similar charges of any nature whatsoever, except for taxes based on or measured by the income of the Seller or Associated Contractors or any taxes of a similar nature or charges levied against the Seller or its Affiliates or Associated Contractors for the privilege of doing business in any jurisdiction, that are (i) imposed upon the Seller, (ii) imposed upon the Buyer with an obligation on the Seller to collect the amount thereof for the Buyer or (iii) imposed upon the Seller with an obligation for the Buyer to withhold such amount from the Seller, and that are levied, assessed, charged or collected for or in connection with the fabrication, manufacture, modification, assembly, sale, delivery or use of or payment under this Agreement for any Aircraft, component, accessory, equipment or part delivered or furnished hereunder, provided such taxes, duties, imposts or similar charges have been levied, assessed, charged or collected under laws promulgated and enforceable in countries other than the country of the applicable Delivery Location and/or the country of manufacture, modification, assembly, sale, delivery, use of or payment for any part, component, accessory, equipment or system installed on the Aircraft on or before Delivery of such Aircraft.

Notwithstanding the provisions of Clauses 3.3.1 and 3.3.2, the Buyer shall be liable for any Sales Tax that may be imposed on Aircraft delivering from Mobile, Alabama, United States.

3.3.3	The Seller will arrange for the exportation of the Aircraft from the country of the Delivery Location and will pay any customs duties, taxes and fees required to be paid with respect to such exportation of the Aircraft.

3.3.4	The Buyer will arrange for the importation of the Aircraft into any country or jurisdiction and will pay any customs duties, taxes and fees required to be paid with respect to such importation of the Aircraft.

UNQUOTE

1.4	A321 NEO Aircraft Downconversion

The Parties agree to irrevocably convert (the "Downconversion") A321 NEO Aircraft bearing CAC ID Nos [***] to A320 NEO Aircraft (the "Downconverted Aircraft").

1.5	Aircraft Deferrals

1.5.1	In consideration of the Seller agreeing to the Downconversion, the Scheduled Delivery Months for the following Aircraft (the "Deferred Aircraft") are amended as follows:

(i)	The Scheduled Delivery Month for A321 Amd 14 Aircraft bearing CAC ID No. [***] is amended from [***] to [***], and

(ii)	The Scheduled Delivery Month for A320 Group 3 Aircraft bearing CAC ID No. [***] is amended from [***] to [***], and

(iii)	The Scheduled Delivery Month for A320 Group 3 Aircraft bearing CAC ID No. [***] is amended from [***] to [***], and

(iv)	The Scheduled Delivery Month for A320 Group 3 Aircraft bearing CAC ID No. [***] is amended from [***] to [***], and

(v)	The Scheduled Delivery Month for A320 Group 3 Aircraft bearing CAC ID No. [***] is amended from [***] to [***], and

(vi)	The Scheduled Delivery Month for A320 NEO Aircraft bearing CAC ID No. [***] is amended from [***] to [***], and

(vii)	The Scheduled Delivery Month for A320 NEO Aircraft bearing CAC ID No. [***] is amended from [***] to [***], and

(viii)	The Scheduled Delivery Month for A320 NEO Aircraft bearing CAC ID No. [***] is amended from [***] to [***].

1.6	Predelivery Payments
Predelivery Payments paid by the Buyer to the Seller in respect of the A321 NEO Aircraft and the Deferred Aircraft shall be [***]. The Buyer shall [***] pay to the Seller Predelivery Payments in accordance with Clause 5.2.3.

1.7	Delivery

1.7.1	Clauses 9.1.1.3, 9.1.1.4 and 9.1.1.5 of the Agreement are hereby deleted in their entirety and are replaced with the following quoted text:

QUOTE

9.1.1.3 INTENTIONALLY LEFT BLANK

9.1.1.4 The Scheduled Delivery Months and the Scheduled Delivery Quarters for the A320 Group 3 Aircraft, A321 Amd 14 Aircraft and the Converted A321 Aircraft are as follows:

Year	Scheduled Delivery Month/Quarter	Aircraft	CAC ID
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]

9.1.1.5 The Scheduled Delivery Quarters for the NEO Aircraft are as follows:

Year	Scheduled Delivery Quarter	Aircraft	CAC ID
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]

[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]

UNQUOTE

1.7.2	Clause 9.1.1.7 of the Agreement is hereby deleted in its entirety and is replaced with the following quoted text:

QUOTE

9.1.1.7 The combined Scheduled Delivery Months and Scheduled Delivery Quarters for all Aircraft are:

Year	Scheduled Delivery Month/Quarter	Aircraft	CAC ID
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]

Year	Scheduled Delivery Month/Quarter	Aircraft	CAC ID
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]

Year	Scheduled Delivery Month/Quarter	Aircraft	CAC ID
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]

UNQUOTE

1.8	[***]

Paragraph 2.1 (ii) of Letter Agreement No. 3 to Amendment 11 to the Agreement is hereby [***] the following quoted text:

[***]

[***] may only be exercised for [***]

QUOTE

[***]

UNQUOTE

1.9	Amendment 14 Order Credit

Pursuant to the Amended and Restated Letter Agreement No. 1 to Amendment No. 17, dated 21st August, 2015, the Seller grants, at Delivery of each of the [***] 2014 Converted A321 NEO Aircraft, the [***] in the amount of US$ [***] (US dollars-[***]), subject to the Buyer taking [***].

1.10	Mobile Deliveries

1.10.1	Certificate of Acceptance

Clause 8.3 of the Agreement is deleted in its entirety and is replaced with the following quoted text:

QUOTE

8.3 Upon successful completion of the Technical Acceptance Process, the Buyer will, on or before the Delivery Date, sign and deliver to the Seller a certificate of acceptance in respect of the Aircraft in (a) the form set forth in Exhibit D-1, if the Delivery Location is in Mobile, Alabama and (b) in the form set forth in Exhibit D-2, if the Delivery Location is in any place other than Mobile, Alabama (the "Certificate of Acceptance") hereto.

UNQUOTE

1.10.2	Bill of Sale

Clause 9.2.1 of the Agreement is deleted in its entirety and replaced by the following quoted text:

QUOTE

9.2.1
The Seller will transfer title to the Aircraft to the Buyer free and clear of all liens, charges, hypothecations, mortgages and other encumbrances (except for any liens or encumbrances created by or on behalf of the Buyer), provided that the Balance of the Final Contract Price has been paid by the Buyer pursuant to Clause 5.4 and that the Certificate of Acceptance has been signed and delivered to the Seller pursuant to Clause 8.3. The Seller will provide the Buyer with (a) a bill of sale in (i) the form set forth in Exhibit E-1, if the Delivery Location is in Mobile, Alabama and (ii) in the form set forth in Exhibit E-2, if the Delivery Location is in any place other than Mobile, Alabama (the "Bill of Sale"), and/or (b) such other documentation confirming transfer of title and receipt of the Final Contract Price as may reasonably be requested by the Buyer and (c) if Mobile, Alabama is the Delivery Location, a warranty from Airbus S.A.S in the form of Exhibit J (the "Airbus S.A.S Warranty"). Property interest in and risk of loss of or damage to the Aircraft will also be transferred to the Buyer on Delivery.

UNQUOTE

1.10.3	BFE

Clause 18 of the Agreement is deleted in its entirety and is replaced with Clause 18 set forth in Appendix 1.

1.11	Exhibits

(i)	Exhibit A-1B set forth hereto is hereby added to the Agreement.

(ii)	Exhibit A-3B set forth hereto is hereby added to the Agreement.

(iii)	Exhibit A-4B to the Agreement is deleted in its entirety and is replaced with the Exhibit A-4B set forth hereto.

(iv)	Exhibit A-4C to the Agreement is deleted in its entirety and is replaced with the Exhibit A-4C set forth hereto.

(v)	Exhibit A-4D to the Agreement is deleted in its entirety and is replaced with the Exhibit A-4D set forth hereto.

(vi)	Exhibit A-4E to the Agreement is deleted in its entirety and is replaced with the Exhibit A-4E set forth hereto.

(vii)	Exhibit A-4F to the Agreement is deleted in its entirety and is replaced with the Exhibit A-4F set forth hereto.

(viii)	Exhibit G-2 to the Agreement is deleted in its entirety and is replaced with the Exhibit G-2 set forth hereto.

(ix)	Exhibit H-4 to the Agreement is deleted in its entirety and us replaced with the Exhibit H-4 set forth hereto.

(x)	Exhibit D is deleted in its entirety and replaced with Exhibits D-1 and D-2 attached hereto.

(xi)	Exhibit E is deleted in its entirety and replaced with Exhibits E-1 and E-2 attached hereto.

(xii)	Exhibit J attached hereto, is hereby added to the Agreement.

1.12	Table of Contents

1.12.1	The reference to Exhibit D in the Table of Contents to the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

EXHIBIT D-1	FORM OF CERTIFICATE OF ACCEPTANCE (MOBILE DELIVERIES)

EXHIBIT D-2	FORM OF CERTIFICATE OF ACCEPTANCE (BLAGNAC/HAMBURG DELIVERIES)

UNQUOTE

1.12.2	The reference to Exhibit E in the Table of Contents to the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

EXHIBIT E-1	FORM OF BILL OF SALE (MOBILE DELIVERIES)

EXHIBIT E-2	FORM OF BILL OF SALE (BLAGNAC/HAMBURG DELIVERIES)

UNQUOTE

1.12.3	A new reference to Exhibit J is added to the Table of Contents to the Agreement in appropriate alphabetical order with the following quoted text:

QUOTE

EXHIBIT J	FORM OF AIRBUS S.A.S. WARRANTY

UNQUOTE

2	EFFECT OF THE AMENDMENT

2.1	The Agreement as amended by this Amendment contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written between the Buyer and the Seller regarding such subject matter.

2.2	Notwithstanding the provisions of Paragraph 2.1 above, any SCNs executed by the Buyer and the Seller pursuant to Clause 2.2.1 of the Agreement (i) prior to the date hereof and (ii) in respect of any Aircraft which remain to be delivered, shall remain in full force and effect, except as may be otherwise agreed in writing between the Parties.

2.3	The Agreement will be deemed amended to the extent provided in this Amendment and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms.

3	CONFIDENTIALITY

This Amendment and the terms and condition hereof are subject to the terms and conditions of Clause 22.7 of the Agreement.

4	GOVERNING LAW

4.1	THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREIN WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

4.2	IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

5	COUNTERPARTS

This Amendment may be executed by the Parties hereto in separate counterparts, each of which when so executed will be an original, but all such counterparts will together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

IN WITNESS WHEREOF, the Parties have caused this Amendment to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

SPIRIT AIRLINES, INC.		AIRBUS S.A.S.

By:	/s/ Edward Christie	By:	/s/ Chistophe Mourey
Its:	SVP and CFO	Its:	SVP Contracts

APPENDIX 1

18 Buyer Furnished Equipment

18.1 Administration

18.1.1.1
In accordance with the Specification, the Seller shall install those items of equipment that are identified in the Specification as being furnished by the Buyer ("Buyer Furnished Equipment" or "BFE"), provided that the BFE and the supplier of such BFE (the "BFE Supplier") are referred to in the Airbus BFE Product Catalog valid at the time the BFE Supplier is selected.

18.1.1.2
Notwithstanding the foregoing and without prejudice to Clause 2.4, if the Buyer wishes to install BFE manufactured by a supplier who is not referred to in the Airbus BFE Product Catalog, the Buyer shall so inform the Seller and the Seller shall conduct a feasibility study of the Buyer's request, in order to consider approving such supplier, provided that such request is compatible with the Seller's industrial planning and the associated Scheduled Delivery Month for the Buyer's Aircraft. In addition, it is a prerequisite to such approval that the considered supplier be qualified by the Seller's Aviation Authorities to produce equipment for installation on civil aircraft. Any approval of a supplier by the Seller shall be performed at the Buyer's expense. The Buyer shall cause any BFE supplier approved under this Clause 18.1.1.2 (each an "Approved BFE Supplier") to comply with the conditions set forth in this Clause 18 and specifically Clause 18.2.

Except for the specific purposes of this Clause 18.1.1.2, the term "BFE Supplier" shall be deemed to include Approved BFE Suppliers.

18.1.2.1
The Seller shall advise the Buyer of the dates by which, in the planned release of engineering for the Aircraft, the Seller requires a written detailed engineering definition, encompassing a Declaration of Design and Performance (the "BFE Engineering Definition"). The Seller shall provide to the Buyer and/or the BFE Supplier(s), within an appropriate timeframe, the necessary interface documentation to enable the development of the BFE Engineering Definition.

The BFE Engineering Definition shall include the description of the dimensions and weight of BFE, the information related to its certification and the information necessary for the installation and operation thereof, including when applicable 3D models compatible with the Seller's systems. The Buyer shall furnish, or cause the BFE Suppliers to furnish, the BFE Engineering Definition by the dates specified.

Thereafter, the BFE Engineering Definition shall not be revised, except through an SCN executed in accordance with Clause 2.

APPENDIX 1

18.1.2.2	The Seller shall also provide in due time to the Buyer a schedule of dates and the shipping addresses for delivery of the BFE and, where requested by the Seller, additional spare BFE to permit installation in the Aircraft and Delivery of the Aircraft in accordance with the Aircraft delivery schedule. The Buyer shall provide, or cause the BFE Suppliers to provide, the BFE by such dates in a serviceable condition, in order to allow performance of any assembly, installation, test or acceptance process in accordance with the Seller's industrial schedule. In order to facilitate the follow-up of the timely receipt of BFE, the Buyer shall, upon the Seller's request, provide to the Seller dates and references of all BFE purchase orders placed by the Buyer.

The Buyer shall also provide, when requested by the Seller, at Airbus Operations S.A.S. works in Toulouse, France, at Airbus Operations GmbH Works in Hamburg, Germany and/or the Airbus Americas Inc. facility in Mobile, Alabama, as applicable, adequate field service including support from BFE suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

18.1.3	Without prejudice to the Buyer's obligations hereunder, in order to facilitate the development of the BFE Engineering Definition, the Seller shall organize meetings between the Buyer and BFE Suppliers. The Buyer hereby agrees to participate in such meetings and to provide adequate technical and engineering expertise to reach decisions within the defined timeframe.

In addition, throughout the development phase and up to Delivery of the Aircraft to the Buyer, the Buyer agrees:

•	to monitor the BFE Suppliers and ensure that they shall enable the Buyer to fulfil its obligations, including but not limited to those set forth in the Customization Milestone Chart;

•	that, should a timeframe, quality or other type of risk be identified at a given BFE Supplier, the Buyer shall allocate resources to such BFE Supplier so as not to jeopardize the industrial schedule of the Aircraft;

•	for major BFE, including, but not being limited to, seats, galleys and IFE ("Major BFE") to participate on a mandatory basis in the specific meetings that take place between BFE Supplier selection and BFE delivery, namely:

◦	Preliminary Design Review ("PDR"),

◦	Critical Design Review ("CDR");

•	to attend the First Article Inspection ("FAI") for the first shipset of all Major BFE. Should the Buyer not attend such FAI, the Buyer shall delegate the FAI

APPENDIX 1

to the BFE Supplier and confirmation thereof shall be supplied to the Seller in writing;

•
to attend the Source Inspection ("SI") that takes place at the BFE Supplier's premises prior to shipping, for each shipset of all Major BFE. Should the Buyer not attend such SI, the Buyer shall delegate the SI to the BFE Supplier and confirmation thereof shall be brought to the Seller in writing. Should the Buyer not attend the SI, the Buyer shall be deemed to have accepted the conclusions of the BFE Supplier with respect to such SI.

The Seller shall be entitled to attend the PDR, the CDR and the FAI. In doing so, the Seller's employees shall be acting in an advisory capacity only and at no time shall they be deemed to be acting as Buyer's employees or agents, either directly or indirectly.

18.1.4.1 The BFE shall be imported into FRANCE or into GERMANY by the Buyer under a suspensive customs system ("Régime de l'entrepôt douanier ou régime de perfectionnement actif " or "Zollverschluss") without application of any French or German tax or customs duty, and shall be Delivered At Place (DAP) according to the Incoterms, to the following shipping addresses:
AIRBUS OPERATIONS S.A.S.
316 Route de Bayonne
31300 TOULOUSE

FRANCE

or

AIRBUS OPERATIONS GmbH
Kreetslag 10
21129 HAMBURG
GERMANY

or such other location as may be specified by the Seller.

18.1.4.2 BFE delivered to the Seller's Affiliate in Mobile, Alabama, as may be specified by the Seller pursuant to Clause 18.1.4.1, will be shipped according to the Incoterms 2010 "Delivered Duty Paid" Airbus Americas, Inc., Mobile, Alabama.

18.1.5	If the Buyer requests the Seller to supply directly certain items that are considered BFE according to the Specification, and if such request is notified to the Seller in due time in order not to affect the delivery date of the Aircraft, the Seller will agree to order such items subject to the execution of an SCN reflecting the effect on price, escalation adjustment, and any other conditions of the Agreement including a handling charge in the amount of [***] of the cost of the BFE item for any items up

APPENDIX 1

to [***]. If the cost of the BFE item exceeds [***] the Buyer and the Seller will execute an SCN reflecting the cost of such BFE and a handling charge to be mutually agreed upon execution of such SCN. The Seller will bear no liability in respect of delay and product support commitments for such items.

18.2 Requirements

The Buyer is responsible for ensuring, at its expense, and warrants that the BFE shall:

•	be manufactured by a qualified BFE Supplier, and

•	meet the requirements of the applicable Specification of the Aircraft, and

•	be delivered with the relevant certification documentation, including but not limited to the DDP, and

•	comply with the BFE Engineering Definition, and

•	comply with applicable requirements incorporated by reference to the Type Certificate and listed in the Type Certificate Data Sheet, and

•	be approved by the Aviation Authority issuing the Export Airworthiness Certificate and by the Buyer's Aviation Authority for installation and use on the Aircraft at the time of Delivery of the Aircraft, and

•	not infringe any patent, copyright or other intellectual property right of the Seller or any third party, and

•	not be subject to any legal obligation or other encumbrance that may prevent, hinder or delay the installation of the BFE in the Aircraft and/or the Delivery of the Aircraft.

The Seller shall be entitled to refuse any item of BFE that it considers incompatible with the Specification, the BFE Engineering Definition or the certification requirements.

18.3 Buyer's Obligation and Seller's Remedies

18.3.1 Any delay or failure in

(i) furnishing the BFE in serviceable condition at the requested delivery date,

(ii)	complying with Clause 18.2 or in providing the descriptive information or service representatives required by Clause 18.1.1, or

APPENDIX 1

(iii)	obtaining any required approval for such equipment under the Aviation Authorities' regulations may delay the performance of any act to be performed by the Seller, and cause the Final Contract Price of the Aircraft to be adjusted in accordance with the updated delivery schedule and the provisions of Clause 10. The additional costs the Seller incurs that are attributable in any material degree to such delay for storage, taxes, insurance and out of sequence installation shall be for the Buyer's account. The Seller shall use its reasonable efforts to minimize or mitigate such delay.

18.3.2	The Buyer will use reasonable commercial efforts to monitor the manufacturing, inspection and timely availability of BFE to meet the Seller's delivery requirements.

(i)	if the Buyer discovers that the BFE delivery program is behind schedule and determines in conjunction with the BFE manufacturer that the Seller's delivery requirements cannot be met, the Buyer will, without delay, notify the Seller of the situation and of the expected delivery dates. The Buyer and Seller will mutually agree on a plan to minimize any additional costs for changes to the Seller's production program to accommodate the delay in BFE delivery. Any such additional costs will be borne by the Buyer.

(ii)	provided such delay is in excess of [***] and a mutual agreement with respect to a recovery plan referred to in (i) above has not been reached, in addition to the consequences outlined in Clause 18.3.1, in the event of a delay or failure described in 18.3.1, the Seller, using reasonable efforts to mitigate cost, may select, purchase and install equipment similar to the BFE at issue, in which event the Final Contract Price of the affected Aircraft will also be increased by the actual purchase price of such equipment, plus handling charge in the amount of [***] of the purchase price of the BFE item and the cost of transportation, insurance, packaging and, if required and not already provided for in the price of the Aircraft, for inspection, acceptance, adjustment and calibration; or

(iii)	if the BFE is delayed more than [***] beyond, or unapproved within, [***] of the date referenced in Clause 18.1.1, then the Seller may deliver or the Buyer may elect to have the Aircraft delivered without the installation of such BFE, notwithstanding the terms of Clause 7.2 insofar as it may otherwise have applied, whereon the Seller will be relieved of all obligations to install such equipment.

18.4 Title and Risk of Loss

Title to and risk of loss of BFE will at all times remain with the Buyer, except that risk of loss (limited to cost of replacement of said BFE and excluding in particular

APPENDIX 1

loss of use) will be with the Seller for as long as the BFE is in the care, custody and control of the Seller.

18.5 Disposition of BFE Following Termination

18.5.1	If a termination of this Agreement pursuant to the provisions of Clause 21 hereof occurs with respect to an Aircraft in which all or any part of the BFE has been installed prior to the date of such termination, the Seller will be entitled, but not required, to remove all items of BFE which can be removed without damage to the Aircraft and to undertake commercially reasonable efforts to facilitate the sale of such items of BFE to other customers, retaining and applying the proceeds of such sales to reduce Seller's damages resulting from the termination.

18.5.2	The Buyer will cooperate with the Seller in facilitating the sale of BFE pursuant to Clause 18.5.1 above and will be responsible for all reasonable costs incurred by the Seller in removing and facilitating the sale of such BFE. The Buyer will reimburse the Seller for all such reasonable costs within [***] of receiving documentation substantiating such costs from the Seller.

18.5.3	The Seller will notify the Buyer as to those items of BFE not sold by the Seller pursuant to Clause 18.5.1 above and, at the Seller's request, the Buyer will undertake to remove such items from the Seller' facility within [***] of the date of such notice. The Buyer will have no claim against the Seller for damage or destruction of any item of BFE removed from the Aircraft and not removed from Seller's facility within such period.

18.5.4	The Buyer will have no claim against the Seller for damage to or destruction of any item of BFE damaged or destroyed in the process of being deinstalled from the Aircraft, provided that the Seller shall have used reasonable care in such deinstallation.

18.5.5	The Buyer at no cost to the Seller will grant title to the Seller for any BFE items that cannot be removed from the Aircraft without causing damage to the Aircraft or rendering any system in the Aircraft unusable.

18.5.6	If the termination was not a result of an Excusable Delay attributable to the Buyer or a Buyer Termination Event, the Seller shall pay the Buyer for the cost of such BFE.

UNQUOTE

EXHIBIT A-1B

A319-100N Standard Specification Iss. 1
has been provided to the Buyer separately

EXHIBIT A-3B

A321-200N Standard Specification Iss. 1
has been provided to the Buyer separately

EXHIBIT A-4B

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

EXHIBIT A-4C

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

EXHIBIT A-4D

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

EXHIBIT A-4E

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

EXHIBIT A-4F

EXHIBIT D-1

CERTIFICATE OF ACCEPTANCE

In accordance with the terms of clause _____ of the _____ purchase agreement dated _____ __________ _____ and made between Spirit Airlines, Inc (the "Customer") and Airbus S.A.S., as amended and supplemented from time to time (the "Purchase Agreement"), the technical acceptance tests relating to one Airbus A3__-___ aircraft bearing manufacturer's serial number _____ and registration mark _____ (the "Aircraft") have taken place in Mobile, Alabama, United States.

In view of said tests having been carried out with satisfactory results, the Customer, hereby approves the Aircraft as being in conformity with the provisions of the Purchase Agreement and accepts the Aircraft for delivery in accordance with the provisions of the Purchase Agreement.

Such acceptance shall not impair the rights that may be derived from the warranties relating to the Aircraft set forth in the Purchase Agreement.

Any right at law or otherwise to revoke this acceptance of the Aircraft is hereby irrevocably waived.

IN WITNESS WHEREOF, the Customer, has caused this instrument to be executed by its duly authorised representative this _____ day of __________ _____ in Mobile, Alabama, United States.

SPIRIT AIRLINES, INC.

Name:

Title:

Signature:

EXHIBIT D-2

CERTIFICATE OF ACCEPTANCE

In accordance with the terms of clause _____ of the _____ purchase agreement dated _____ __________ _____ and made between Spirit Airlines, Inc (the "Customer") and Airbus S.A.S., as amended and supplemented from time to time (the "Purchase Agreement"), the technical acceptance tests relating to one Airbus A3__-___ aircraft bearing manufacturer's serial number _____ and registration mark _____ (the "Aircraft") have taken place in [Blagnac, France /or Hamburg, Germany /or Tianjin, People's Republic of China].

In view of said tests having been carried out with satisfactory results, the Customer, hereby approves the Aircraft as being in conformity with the provisions of the Purchase Agreement and accepts the Aircraft for delivery in accordance with the provisions of the Purchase Agreement.

Such acceptance shall not impair the rights that may be derived from the warranties relating to the Aircraft set forth in the Purchase Agreement.

Any right at law or otherwise to revoke this acceptance of the Aircraft is hereby irrevocably waived.

IN WITNESS WHEREOF, the Customer, has caused this instrument to be executed by its duly authorised representative this _____ day of __________ _____ in [Blagnac, France /or Hamburg, Germany /or Tianjin, People's Republic of China].

SPIRIT AIRLINES, INC.

Name:

Title:

Signature:

EXHIBIT E-1

BILL OF SALE

Know all men by these presents that Airbus Americas Inc., a Delaware corporation having its principal place of business at 2550 Wasser Terrace, Suite 9100, Herndon, VA 20171, United States (the "Seller"), was, this _____ day of __________ _____, the owner of the title to the following airframe (the "Airframe"), the [engines/propulsion systems] as specified (the "[Engines/Propulsion Systems]") and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding buyer furnished equipment, ("BFE"), incorporated therein, installed thereon or attached thereto on the date hereof (the "Parts"):

AIRFRAME: [ENGINES/PROPULSION SYSTEMS]:
AIRBUS Model A3[•]-[•] [manufacturer] Model _____
MANUFACTURER'S SERIAL NUMBER:

ENGINE SERIAL NUMBERS:
_____ LH: _____
RH: _____
REGISTRATION MARK:_____
The Airframe, [Engines/Propulsion Systems] and Parts are hereafter together referred to as the "Aircraft".

The Seller did, this _____ day of __________ _____, sell, transfer and deliver all of its above described rights, title and interest in and to the Aircraft to the following entity and to its successors and assigns forever, said Aircraft to be the property thereof:
[Insert Name and Address of Buyer]
(the "Buyer")
The Seller hereby warrants to the Buyer, its successors and assigns that it had good and lawful right to sell, deliver and transfer title to the Aircraft to the Buyer and that there was conveyed to the Buyer good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others and that the Seller will warrant and defend such title forever against all claims and demands whatsoever.
This Warranty Bill of Sale is governed by and shall be construed in accordance with the laws of the State of New York.

EXHIBIT E-1

IN WITNESS WHEREOF, the Seller has caused this instrument to be executed by its duly authorized representative this _____ day of __________ _____ in Mobile, Alabama, United States.

AIRBUS AMERICAS INC.

By:______________________________________
Name:
Title:

EXHIBIT E-2

BILL OF SALE

Know all men by these presents that Airbus S.A.S., a société par actions simplifiée existing under French law and having its principal office at 1 rond-point Maurice Bellonte, 31707 Blagnac Cedex, FRANCE (the "Seller"), was this [day] [month] [year] the owner of the title to the following airframe (the "Airframe"), the [engines/propulsion systems] as specified (the "[Engines/Propulsion Systems]") and [all appliances, components, parts, instruments, appurtenances, accessories, furnishings, modules and other equipment of any nature, excluding buyer furnished equipment ("BFE"), incorporated therein, installed thereon or attached thereto on the date hereof (the "Parts"):

AIRFRAME:	[ENGINES/PROPULSION SYSTEMS]:
AIRBUS Model A3[•]-[•]	[Insert name of engine or propulsion system manufacturer] Model [•]
DATE OF MANUFACTURE: [•]
MANUFACTURER'S SERIAL NUMBER: [•]	ENGINE SERIAL NUMBERS: LH: [•] RH: [•]
REGISTRATION MARK: [•]

The Airframe, [Engines/Propulsion Systems] and Parts are hereafter together referred to as the "Aircraft".

The Seller does this ___ day of [month] [year], grant, convey, bargain, sell, transfer, deliver and set over all of its rights, title and interest in and to the Aircraft to the following entity and to its successors and assigns forever, such Aircraft to be the property thereof:
[Insert Name/Address of Buyer]
(the "Buyer")
The Seller hereby warrants to the Buyer, its successors and assigns that it has [(i)] good and lawful right to sell, deliver and transfer title to the Aircraft to the Buyer and that there is hereby conveyed to the Buyer good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others and that the Seller will warrant and defend such title forever against all claims and demands whatsoever.
This Warranty Bill of Sale will be governed by and construed in accordance with the laws of [same governing law as the Purchase Agreement].

EXHIBIT E-2

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized representative this _____ day of [month], [year] in [Blagnac, France/Hamburg, Germany].

AIRBUS S.A.S.

By:________________________________
Name:
Title:

EXHIBIT G-2

SELLER PRICE REVISION FORMULA 2011

1.1	Base Prices

The Base Prices of the Airframes of the applicable Aircraft are as quoted in Clause 3.1 of the Agreement and are subject to adjustment for changes in economic conditions as measured by data obtained from the [***]

1.2	[***]

[***]

1.3	[***]

[***]

1.4	[***]

[***]

1.5	[***]

1.5.1	[***]

[***]

1.5.2	[***]

[***]

1.5.3	[***]

[***]

1.5.4	[***]

[***]

EXHIBIT H-4

IAE LLC PRICE REVISION FORMULA

1.1	Reference Price of the Propulsion Systems

The Reference Prices for a set of two (2) IAE LLC PW1100G-JM Propulsion Systems are as set forth in Clause 3.1.1.3 of the Agreement.

These Reference Prices are subject to adjustment for changes in economic conditions as measured by data obtained from [***]

1.2	[***]

[***]

1.3	[***]

[***]

1.4	[***]

[***]

EXHIBIT H-4

1.5	[***]

1.5.1	[***]

[***]

1.5.2	[***]

[***]

1.5.3	[***]

[***]

1.5.4	[***]

[***]

EXHIBIT J

AIRBUS S.A.S WARRANTY

Airbus S.A.S. hereby warrants to _____________ (the "Buyer"), its successors and assigns that the Bill of Sale executed by Airbus Americas Inc. dated ___ ________ _____ and relating to one A3__-____ aircraft bearing MSN __________ (the "Aircraft") conveys to the said Buyer on the date hereof good, legal and valid title to the Aircraft, the [engines/propulsion systems] as described in the Bill of Sale, appliances, parts, instruments, accessories, furnishings and other equipment, free and clear of all liens, claims, charges, encumbrances and rights of others, and that Airbus S.A.S. will warrant and defend such title to the Aircraft forever against all claims and demands whatsoever.

This Airbus Warranty is governed by and shall be construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, Airbus S.A.S. has caused this Airbus Warranty to be executed by its duly authorized representative this ______ day of _________ ______.
.

AIRBUS S.A.S.

By:____________________________
Name:
Title: